                               HOLDING OUR COURSE

                                   [GRAPHIC]

                               2001 ANNUAL REPORT

                                   [GRAPHIC]

                                   ICON FUNDS

                                   ICON FUNDS

MANAGEMENT DISCUSSION AND ANALYSIS                                             5
DOMESTIC FUNDS

MANAGEMENT DISCUSSION AND ANALYSIS                                            39
SHORT-TERM FIXED INCOME FUND

MANAGEMENT DISCUSSION AND ANALYSIS                                            41
INTERNATIONAL FUNDS

FINANCIAL STATEMENTS                                                          54

FINANCIAL HIGHLIGHTS                                                          62

NOTES TO FINANCIAL STATEMENTS                                                 71

REPORT OF INDEPENDENT ACCOUNTANT                                              74

                                               Meridian Investment Management
                                               Corporation serves as the Adviser
                                               for the ICON Funds.

ICON FUNDS                      2001 ANNUAL REPORT

HOLDING OUR COURSE

DEAR ICON FUNDS SHAREHOLDERS AND ADVISERS:

There has been some extreme, but still classic, industry and sector rotation and stock market behavior over the last year. The fourth quarter of calendar year 2000 (first quarter of the ICON fiscal year) featured a continued deterioration in technology issues while economically defensive stocks like food, finance and healthcare advanced. That was an extension of a theme that began in March 2000. Up to that point, technology issues had been in favor, and the outlook for the economy and earnings appeared very positive. Amid that setting, technology issues weakened while the economically defensive issues began to advance. These moves were occurring well in advance of any signs of an economic slowdown. By the fall of 2000 that theme accelerated as some signs of economic weakness appeared.

A CHANGE IN THE MARKET'S HEADING

Just as the scenario of an economic slowdown, or perhaps recession, was becoming widely accepted, the Federal Reserve shocked investors by lowering the Federal Funds target rate by fifty basis points between scheduled meetings in early January 2001. Two weeks later the rate was dropped another fifty basis points at a scheduled meeting. To our system, this action signaled the beginning of a new market with a new theme.

Consumer, cyclical, industrial and technology issues had generally declined in 2000, and were priced below our estimate of fair value in early 2001. In response to the revised monetary policy, we began a shift toward industries that our system identified as being on sale. Our funds took on a much more cyclical look. In Information Technology that included Semiconductors and Semiconductor Equipment. In Financials that meant buying Investment Brokerage and Investment Management to replace Banks and Savings & Loans. In Leisure & Consumer Staples we shifted from Food and Retail Food Stores to Leisure Products and Restaurants. These are just a few examples to show how we moved from fully-priced defensive issues into under-priced economically sensitive issues.

ICON FUNDS             LETTER TO SHAREHOLDERS AND ADVISERS

The funds were adjusted in an effort to benefit from the market's tendency to anticipate an economic recovery six to nine months before the economy hits bottom. Our investment decisions were made pursuant to our quantitative valuation methodology. Consistent with our "bottom up" methodology, we sold industries that we viewed as over-priced and unlikely to continue leading the market. We purchased industries that our system viewed as under-priced with the potential to become market leaders.

HOPEFUL SIGNS ON THE HORIZON

To our system, the market low of late March and early April had the characteristics of a market bottom and appeared to present great buying opportunity. The advance that emerged from that low looked very sensible to our system. Cyclical, consumer, industrial and some technology industries led the market even though the economy showed no signs of recovery. Our system suggested that the market was anticipating recovery with its normal lead-time.

The following list of industry indexes and their rates of return(1) clearly shows strength in consumer, cyclical and industrial issues through August 2001. During this time frame, headlines talked about the potential for recession. Over that same time the S&P SuperComposite 1500 index was down 13.08%.(2)

                               Y-T-D  RETURN
INDUSTRY NAME                  THROUGH 8/31/01
Retail Specialty               31.01%
Retail Comp. & Elect.          26.77%
Iron & Steel                   22.91%
Auto Parts & Equip.            22.28%
Truckers                       15.78%
Homebuilding                   14.81%
Semiconductor Equip.           14.81%
Railroads                       9.82%
Aluminum                        8.48%
Retail Dept. Stores             6.13%

As we approached the end of the ICON fiscal year, we were comfortable with our decisions to rotate to cyclical industries. Our value-based system signaled to us in early 2001 that cyclical issues were on sale.

Three weeks before the end of the ICON fiscal year, the September 11 terrorist attacks in New York City, Washington, D.C., and Pennsylvania shocked the market. When the market re-opened one week after the attacks, there was an immediate sell-off. Consumer, leisure and travel related, and cyclical issues suffered significant losses. At that time, our valuation readings suggested those issues were back on sale, presenting further buying opportunities.

-------------------------------------------------------------------------------
(1) THESE ARE MARKET-CAP WEIGHTED S&P SUPERCOMPOSITE 1500 INDUSTRY INDEXES AS REPORTED ON BLOOMBERG. THESE RETURNS ARE BASED ON SIMPLE PRICE APPRECIATION, AND DO NOT FACTOR IN REINVESTED DIVIDENDS.

(2) DATA SOURCE BLOOMBERG. THE S&P SUPERCOMPOSITE 1500 INDEX IS A BROAD-BASED, UNMANAGED CAPITALIZATION-WEIGHTED INDEX COMPRISED OF STOCKS OF 1500 U.S. COMPANIES. IT REPRESENTS A COMBINATION OF THE S&P 400, S&P 500, S&P 600 INDICES. INDIVIDUALS CANNOT INVEST DIRECTLY IN AN INDEX. THESE RETURNS ARE BASED ON SIMPLE PRICE APPRECIATION, AND DO NOT FACTOR IN REINVESTED DIVIDENDS.

Investors were pricing stocks as though the economic fallout from the attack would delay the economic recovery by perhaps six months, or conceivably propel the economy into recession.

Following the terrorist attacks, we remain confident in our quantitative valuation methodology. With our value approach, we buy what is on sale and try to capture the industry leadership that emerges. As our economy recovers from setbacks resulting from the terrorist attacks, our system views the market as similar to last spring. Consumer, cyclical and industrial issues again appear to present good buying opportunities. At the other extreme, defensive industries such as Soft Drinks, Water Utilities, Packaged Foods, Brewers, and Food Distributors have attracted investors and now appear over-priced.

Our system dictates against trying to speculate about what will transpire in the battles against terrorism. Our disciplined quantitative system is designed to take advantage of what the economy gives to us. We sell industries that our system shows to be over-priced and buy ones that appear to be on sale. In times of great uncertainty, we believe it is especially important to stick with our quantitative valuation system and to avoid the temptation to let emotion or conjecture interfere with disciplined methodology.

Very truly yours,

/s/ Craig Callahan

Craig Callahan, D.B.A.
Trustee, Chief Investment Officer of the Adviser

[PHOTO OF CRAIG T. CALLAHAN, D.B.A. TRUSTEE, CHIEF INVESTMENT OFFICER OF THE ADVISER]

ICON FUNDS              MANAGEMENT DISCUSSION & ANALYSIS

[GRAPHIC]MATERIALS FUND

PERFORMANCE

The ICON Materials Fund depreciated 11.07% in the year ended September 30, 2001. While this compares favorably to the 25.73% retreat in the S&P SuperComposite 1500 Index(1) it lags the 14.12% gain in the securities that comprised the S&P SuperComposite Basic Materials Index(2).

SECTOR REVIEW

Materials experienced high volatility at the conclusion of 2000 and the start of 2001. This volatility is evident in the Aluminum industry, which comprises nearly 12.5% of the S&P SuperComposite Basic Materials Index. The S&P SuperComposite Aluminum index lost 21.35% in September 2000 but rallied 31.45% during the last quarter of calendar year 2000. While the ICON Materials Fund was able to avoid the downturn in aluminum during September 2000, the Fund did not participate in the aluminum rally in the last three months of 2000. This erratic swing led to the under performance of the ICON Materials Fund compared to the S&P SuperComposite Basic Materials Index in fiscal year 2001. Excluding the last three months of 2000, the ICON Materials Fund was down 6.10%. It performed well against S&P SuperComposite Basic Materials Index, which was down 7.73% during the same period.

Gold and Precious Metals performed well in the materials sector for the 2001 fiscal year. Out of the 115 industries that comprise the S&P SuperComposite 1500 Index, Gold & Precious Metals had the 12th best return, netting a 27.18% appreciation for the year.

INVESTMENT STRATEGY AND ACTIVITY BOARD

Since January 2001, the Federal Reserve Board ("Federal Reserve") has taken an anti-recession posture. Historically this stance has been a strong upward force on the equities market. We believe that the ICON Materials Fund is well positioned for strong performance in this environment. The primary focus over the last year has been to expand industry representation. At the close of September 2000, the Fund was invested in five industries. Since then, the universal under-valuation of the sector and strong performance has led us to add ten industries to the portfolio from this sector. These additions include Aluminum, Steel, Diversified Metals and Mining, Paper Packaging and Forest Products. All of these industries were undervalued and had performed well relative to the broader market. In Aluminum we added companies like Dow component Alcoa. Florida Rock Industries, a construction materials company, was the largest holding in the Fund at fiscal year end and was outperforming the market. Additionally, we were able to take advantage of an opportunity to invest in gold companies. During the course of the year, gold stocks were undervalued and performing well and were thus added to the Fund. Following the September 11, 2001 terrorist attacks, the price of gold spiked, with the companies that mine it following suit. The gold companies quickly became over-priced according to our quantitative valuation model.

SECTOR OUTLOOK

As of the fiscal year end many of the sector's industries had good value and were performing well compared to the broader market. With the Federal Reserve lowering interest rates, we are hopeful that the market will rally. If that happens, undervalued industries should participate. As the market appreciates, the number of industries held by the Fund may decrease as they reach or exceed their fair value according to our model.

FUND RETURNS*

                               TOTAL RETURN        AVERAGE ANNUAL
                               FOR ONE-YEAR         TOTAL RETURN
                               PERIOD ENDED        SINCE INCEPTION
                            SEPTEMBER 30, 2001      (MAY 5, 1997)
ICON Materials Fund               -11.07%            -10.91%

* FIGURES SHOWN ARE HISTORICAL PERFORMANCE, AND ARE NOT PREDICTIVE OF FUTURE RESULTS. Returns assume all distributions reinvested, and reflect all applicable fees and fund expenses. The investment return and principal value of an investment in the ICON Funds will fluctuate and shares, when redeemed, may be worth more or less than their original cost. Because of the narrow industry or regional focus of the ICON U.S. Equity and International Equity Funds, each Fund's performance will generally be closely tied to and affected by the performance of its respective industry or foreign region.

    A Fund's performance may from time to time be subject to substantial short-term changes, particularly during periods of market or interest rate volatility. The extreme market volatility surrounding the events of September 11, 2001 may have an impact on the Fund's performance, and may result in performance significantly different than presented here. Please visit the ICON Funds web site to obtain more current performance information.

    FOR MORE COMPLETE INFORMATION ABOUT THE ICON FUNDS, INCLUDING CHARGES AND EXPENSES, PLEASE OBTAIN A PROSPECTUS BY CALLING 1-800-764-0442 OR VISIT OUR WEB SITE AT www.iconfunds.com. PLEASE READ THE PROSPECTUS CAREFULLY BEFORE YOU INVEST, AS INVESTING IN THE ICON FUNDS INVOLVES RISK.

    Data Source: Bloomberg.

(1) THE S&P SUPERCOMPOSITE 1500 INDEX IS A BROAD-BASED CAPITALIZATION-WEIGHTED INDEX COMPRISED OF STOCKS OF 1500 U.S. COMPANIES. IT REPRESENTS A COMBINATION OF THE S&P 400, S&P 500 AND THE S&P 600 INDEXES. IT IS AN UNMANAGED INDEX THAT INCLUDES THE REINVESTMENT OF DIVIDENDS AND DOES NOT REFLECT DEDUCTIONS FOR COMMISSIONS, MANAGEMENT FEES AND EXPENSES. INDIVIDUALS CANNOT INVEST IN THE INDEX ITSELF.

(2) THE S&P SUPERCOMPOSITE BASIC MATERIALS INDEX IS A CAPITALIZATION-WEIGHTED INDEX THAT MEASURES THE PERFORMANCE OF THE BASIC MATERIALS SECTOR OF THE S&P SUPERCOMPOSITE INDEX. IT IS AN UNMANAGED INDEX THAT INCLUDES THE REINVESTMENT OF DIVIDENDS AND DOES NOT REFLECT DEDUCTIONS FOR COMMISSIONS, MANAGEMENT FEES AND EXPENSES. INDIVIDUALS CANNOT INVEST IN THE INDEX ITSELF.

--------------------------------------------------------------------------------
PORTFOLIO PROFILE                         SEPTEMBER 30, 2001
Equities                                     94.8%
Top 10 Equity Holdings (% of Net Assets)     40.3%
Number of Stocks                             37
Cash & Cash Equivalents                       5.2%

--------------------------------------------------------------------------------
TOP 10 EQUITY HOLDINGS                     SEPTEMBER 30, 2001
Florida Rock Indus                            6.0%
Alcoa Inc                                     4.4%
Nucor Corp                                    4.3%
OM Group Inc                                  4.0%
Pactiv Corp                                   4.0%
Vulcan Materials Co                           3.7%
Worthington Indus                             3.6%
Rayonier Inc                                  3.5%
Sonoco Products Co                            3.4%
Airgas Inc                                    3.4%

--------------------------------------------------------------------------------
TOP INDUSTRIES                             SEPTEMBER 30, 2001
Steel                                        16.2%
Specialty Chemicals                          10.4%
Construction Materials                        9.7%
Diversified Metals & Mining                   8.2%
Aluminum                                      7.2%
Metal & Glass Containers                      7.0%
Forest Products                               6.7%
Paper Packaging                               6.4%
Industrial Gases                              6.4%
Diversified Chemicals                         6.3%
Building Products                             2.8%
Commodity Chemicals                           2.3%
Electrical Components & Equipment             1.9%
Home Improvement Retail                       1.9%
Fertilizers & Agricultural Chemicals          1.4%

--------------------------------------------------------------------------------

                             PERFORMANCE OVERVIEW*

                                                     ICON                S&P                   S&P
                                                   MATERIALS        SUPERCOMPOSITE       SUPERCOMPOSITE
                                                     FUND              1500 INDEX           MATERIALS
                                                                                             INDEX
GROWTH OF $10,000 SINCE INCEPTION               $     6,010          $    13,494        $     9,755

CUMULATIVE RETURN SINCE INCEPTION                    -39.90%               34.94%             -2.45%

AVERAGE ANNUAL RETURN SINCE INCEPTION                -10.91%                7.03%             -0.56%

ALL INFORMATION IS FOR THE PERIOD ENDED 9/30/01

LIFE OF THE FUND
VALUE OF $10,000 INVESTMENT SINCE FUND INCEPTION (MAY 5, 1997) VERSUS FUND BENCHMARKS.

[CHART]

                                             S&P SUPERCOMPOSITE    S&P SUPERCOMPOSITE
                      ICON MATERIALS FUND        1500 INDEX          MATERIALS INDEX
     5/5/97                 $ 10,000             $  10,000             $   10,000
    6/30/97                 $  9,730             $  10,707             $   10,749
    9/30/97                 $ 10,900             $  11,635             $   11,391
   12/31/97                 $  7,606             $  11,916             $   10,466
    3/31/98                 $  8,632             $  13,528             $   11,582
    6/30/98                 $  7,585             $  13,857             $   11,142
    9/30/98                 $  6,818             $  12,366             $    9,413
   12/31/98                 $  6,800             $  15,053             $    9,795
    3/31/99                 $  6,571             $  15,599             $    9,728
    6/30/99                 $  8,060             $  16,813             $   11,660
    9/30/99                 $  7,613             $  15,743             $   10,685
   12/31/99                 $  8,373             $  18,100             $   11,807
    3/31/00                 $  7,352             $  18,660             $   10,523
    6/30/00                 $  7,092             $  18,176             $    9,136
    9/30/00                 $  6,759             $  18,169             $    8,547
   12/31/00                 $  6,401             $  16,841             $   10,572
    3/31/01                 $  6,063             $  14,877             $   10,046
   06/31/01                 $  6,643             $  15,855             $   11,050
   09/31/01                 $  6,010             $  13,494             $    9,755

SCHEDULE OF INVESTMENTS
SEPTEMBER 30, 2001

SHARES OR PRINCIPAL AMOUNT                      MARKET VALUE
COMMON STOCKS 94.8%
ALUMINUM 7.2%
  26,900  Alcan Inc                             $    807,000
  41,800  Alcoa Inc                                1,296,218
--------------------------------------------------------------
Total Aluminum                                     2,103,218

COMMODITY CHEMICALS 2.3%
  40,900  Georgia Gulf Corp                          657,263
--------------------------------------------------------------
Total Commodity Chemicals                            657,263

CONSTRUCTION MATERIALS 9.7%
  55,650  Florida Rock Indus                       1,755,201
  24,800  Vulcan Materials Co                      1,071,360
--------------------------------------------------------------
Total Construction Materials                       2,826,561

DIVERSIFIED CHEMICALS 6.3%
  17,100  Du Pont (E.I.)
          de Nemours & Co                            641,592
  12,200  FMC Corp(a)                                597,678
  41,600  Olin Corp                                  611,520
--------------------------------------------------------------
Total Diversified Chemicals                        1,850,790

DIVERSIFIED METALS & MINING 8.2%
  58,200  Freeport-McMoran
          Copper & Gold Inc - Class B(a)             639,618
  22,400  Phelps Dodge Corp                          616,000
  17,900  RTI International
          Metals Inc(a)                              149,465
  49,100  Stillwater Mining
          Co(a)                                      987,892
--------------------------------------------------------------
Total Diversified Metals & Mining                  2,392,975

FERTILIZERS & AGRICULTURAL CHEMICALS 1.4%
  19,700  Chemfirst Inc                              397,546
--------------------------------------------------------------
Total Fertilizers & Agricultural Chemicals           397,546

FOREST PRODUCTS 6.7%
  45,100  Louisiana-Pacific Co                       293,150
  25,400  Rayonier Inc                             1,027,938
  12,800  Weyerhaeuser Co                            623,488
--------------------------------------------------------------
Total Forest Products                              1,944,576

INDUSTRIAL GASES 6.4%
  22,700  Air Products & Chemicals Inc               875,766
  74,900  Airgas Inc(a)                              993,923
--------------------------------------------------------------
Total Industrial Gases                             1,869,689

METAL & GLASS CONTAINERS 7.0%
  73,150  Myers Indus Inc                            866,828
  80,900  Pactiv Corp(a)                           1,172,241
--------------------------------------------------------------
Total Metal & Glass Containers                     2,039,069

PAPER PACKAGING 6.4%
  23,800  Sealed Air Corp(a)                         868,462
  42,800  Sonoco Products Co                       1,005,800
--------------------------------------------------------------
Total Paper Packaging                              1,874,262

SPECIALTY CHEMICALS 10.4%
  47,700  Albemarle Corp                             901,530
  27,500  MacDermid Inc                              350,350
  21,400  OM Group Inc                             1,177,000
  34,200  Quaker Chemical Corp                       620,730
--------------------------------------------------------------
Total Specialty Chemicals                          3,049,610

STEEL 16.2%
  23,600  AK Steel Holding Corp                      199,420
  12,000  Castle (A.M.) & Co                          99,600
  29,800  Commercial Metals Co                       828,440
  31,800  Nucor Corp                               1,262,460
  28,000  Quanex Corp                                646,800
  23,400  Ryerson Tull Inc                           293,670
  46,300  Steel Technologies Inc                     359,983
  92,700  Worthington Indus                        1,042,875
--------------------------------------------------------------
Total Steel                                        4,733,248

BUILDING PRODUCTS 2.8%
  37,900  Elcor Corp                                 815,987
--------------------------------------------------------------
Total Building Products                              815,987

ELECTRICAL COMPONENTS & EQUIPMENT 1.9%
  19,300  Hubbell Inc Class B                        562,788
--------------------------------------------------------------
Total Electrical Components & Equipment              562,788

HOME IMPROVEMENT RETAIL 1.9%
  39,300  Building Material
          Holding Corp                               551,772
--------------------------------------------------------------
Total Home Improvement Retail                        551,772
Total Common Stocks
           (Cost $28,466,073)                     27,669,354
--------------------------------------------------------------

SHORT-TERM COMMERCIAL NOTES 5.2%
$534,918  American Family Demand Note
          2.32%     4/18/2002                        534,918
--------------------------------------------------------------
 990,329  Wisconsin Electric Demand Note
          2.32%     6/21/2002                        990,329
--------------------------------------------------------------
Total Short-Term Commercial Notes
            (Cost $1,525,247)                      1,525,247
--------------------------------------------------------------
Total Investments 100.0%
            (Cost $29,991,320)                    29,194,601
--------------------------------------------------------------
Other Assets less Liabilities 0.0%                     4,999
--------------------------------------------------------------
Net Assets 100.0%                               $ 29,199,600

THE ACCOMPANYING NOTES ARE AN INTEGRAL PART OF THE FINANCIAL STATEMENTS

(a) NON-INCOME PRODUCING SECURITY

ICON FUNDS               MANAGEMENT DISCUSSION & ANALYSIS

[GRAPHIC]CONSUMER DISCRETIONARY FUND

PERFORMANCE

The ICON Consumer Discretionary Fund depreciated 2.93% for the one-year period ended September 30, 2001. The return for the S&P SuperComposite 1500 Index(1) over the one-year period was negative 25.73%.

For comparative purposes, it is also instructive to evaluate the ICON Consumer Discretionary Fund's performance relative to other more narrowly based sector indexes. Two Standard & Poor's indexes provide a sharper picture of the consumer discretionary sector over the past year. The S&P Consumer Goods Composite Index(2) monitors 145 producers of consumer goods. The S&P Consumer Cyclicals Index(3) tracks 78 consumer cyclical companies. Together, these two indexes contain a representative cross-section of the universe available for selection in the ICON Consumer Discretionary Fund. For the one-year period in review, the S&P Consumer Goods Composite Index depreciated 5.89%, while the S&P Consumer Cyclicals Index depreciated 7.05%.

SECTOR REVIEW

The consumer discretionary sector significantly outperformed the broader market, as measured by the S&P SuperComposite 1500 Index, over the last year. The primary reason that this sector has performed so well on a relative basis is its heavily cyclical composition. The consumer discretionary sector is comprised of industries that are highly sensitive to swings in the economy. Even as the United States economy was slowing in the fourth quarter of 2000, cyclical stocks were beginning to outperform the broader market as investors appeared to be anticipating an economic bottom and ensuing turn around.

Once the Federal Reserve Board began its series of interest rate cuts in early January of this year, those industries that thrive in an economic upturn became market leaders. The interest rate reductions served as confirmation to investors that the Federal Reserve Board was being proactive in reviving the slowing U.S. economy. Investors moved aggressively into cyclical industries. By the end of June 2001, of the industries that comprise the S&P SuperComposite 1500 Index, four industries from the consumer discretionary sector were among the top ten performers.

In the third quarter of 2001, the consumer discretionary sector lagged the broader market as the economy continued to slow despite the Federal Reserve Board's repeated interest rate reductions. Then, as investors were becoming increasingly cautious about the prospects for a near-term economic recovery, the tragic events of September 11th unfolded causing panicked investors to sell stocks with impunity. Cyclical issues fell sharply as the broader market suffered through its steepest single quarter decline since the crash of 1987. The economically sensitive industries that had performed so well during the first half of the year were among the hardest hit in the third quarter. Despite the poor performance in the third quarter, however, the consumer discretionary sector significantly outperformed the broader market for the Fund's fiscal year due to its strong performance in the first half of 2001.

INVESTMENT STRATEGY AND ACTIVITY

During this past year, economic uncertainty prevailed in the financial markets and fueled a steady decline in the stock market. Through these turbulent market conditions, we have continued to implement our systematic, quantitative, value oriented investment methodology. Based on our valuation model, there was significant investment opportunity in the consumer discretionary sector through the end of the Fund's fiscal year. Accordingly, we remained almost fully invested across a wide spectrum of industries within the sector throughout the year.

(1) THE S&P SUPERCOMPOSITE 1500 INDEX IS A BROAD-BASED CAPITALIZATION-WEIGHTED INDEX COMPRISED OF STOCKS OF 1500 U.S. COMPANIES. IT REPRESENTS A COMBINATION OF THE S&P 400, S&P 500 AND THE S&P 600 INDEXES. IT IS AN UNMANAGED INDEX THAT INCLUDES THE REINVESTMENT OF DIVIDENDS AND DOES NOT REFLECT DEDUCTIONS FOR COMMISSIONS, MANAGEMENT FEES AND EXPENSES. INDIVIDUALS CANNOT INVEST IN THE INDEX ITSELF.

(2) THE S&P CONSUMER GOODS COMPOSITE INDEX IS A CAPITALIZATION-WEIGHTED INDEX OF ALL OF THE STOCKS IN THE STANDARD & POOR'S 500 THAT ARE PRODUCERS OF CONSUMER GOODS. IT IS AN UNMANAGED INDEX THAT INCLUDES THE REINVESTMENT OF DIVIDENDS AND DOES NOT REFLECT DEDUCTIONS FOR COMMISSIONS, MANAGEMENT FEES AND EXPENSES. INDIVIDUALS CANNOT INVEST IN THE INDEX ITSELF.

(3) THE S&P CONSUMER CYCLICALS INDEX IS A CAPITALIZATION-WEIGHTED INDEX OF ALL STOCKS DESIGNED TO MEASURE THE PERFORMANCE OF THE CONSUMER CYCLICALS SECTOR OF THE STANDARD & POOR'S 500 INDEX. IT IS AN UNMANAGED INDEX THAT INCLUDES THE REINVESTMENT OF DIVIDENDS AND DOES NOT REFLECT DEDUCTIONS FOR COMMISSIONS, MANAGEMENT FEES AND EXPENSES. INDIVIDUALS CANNOT INVEST IN THE INDEX ITSELF.

We did not initiate any major industry rotations within the Fund over the past six months. We did, however, sell three apparel manufacturers in early August:
Jones Apparel Group Inc., Quicksilver Inc., and VF Corp. These three companies are a part of the S&P Apparel & Accessories industry, and together comprised 5.2% of the Fund at the time of sale. The group was sold because they were in one of the lagging industries within the consumer discretionary sector.

Funds raised from these sales were invested in industries that our analysis indicated were under-valued and had demonstrated high relative price strength within the sector at the time of purchase. Further, we used the sharp market decline in the final quarter of the fiscal year as an opportunity to allocate funds to those industries that represented the best bargains based on our valuation model at the time.

INDUSTRIES

As of the end of the Fund's fiscal year, the two largest industry positions within the Fund were Auto Parts & Equipment (17.3%) and Specialty Stores (14.5%). Over the past six months, new cash flowing into the Fund was steadily allocated to these two industries as they emerged as leaders within the sector and were undervalued in the market. During the first half of 2001, of the 115 industries within the S&P SuperComposite 1500 Index tracked by Bloomberg Financial, Specialty Stores and Auto Parts & Equipment were the sixth and eighth best performers, respectively.

EQUITIES

Among the Fund's largest holdings at the close of the fiscal year, Johnson Controls Inc., a global supplier of auto interior products was the most significant holding in the Auto Parts & Equipment industry. Computer & Electronics retailer, CDW Computer Centers Inc., was the largest holding in the Fund. Both equities were added to the Fund in early January just after the Federal Reserve Board began its series of interest rate reductions, and each performed well relative to the broader market.

Johnson Controls Inc. and CDW Computer Centers Inc., were up 9.59% and 21.87% respectively since the time of their initial purchases to the end of this fiscal year.

SECTOR OUTLOOK

The Federal Reserve Board has cut its benchmark lending rate, the federal funds rate, eight times in a span of nine months this year. In December of 2000 the federal funds rate stood at 6.50%. By September 30, 2001 the rate was 3.00%. On October 2, the Federal Reserve lowered rates yet again for the ninth time this year, reducing the federal funds rate to 2.50%. The federal funds rate has not dropped below this level since May 1962.

The aggressive rate cutting measures taken by the Federal Reserve benefited the economically sensitive industries that comprise the consumer discretionary sector. If investors return to the equity market, and the rate reductions stimulate economic growth, we believe that the undervalued U.S. equity market has the potential to begin a sharp and sustained rally. The consumer discretionary sector has already performed well relative to the broader market this year. Assuming that the interest rate reductions help to spark economic activity going forward, investors positioned in this highly cyclical sector should benefit.

FUND RETURNS*

                       TOTAL RETURN                 AVERAGE ANNUAL
                       FOR ONE-YEAR                  TOTAL RETURN
                       PERIOD ENDED                 SINCE INCEPTION
                     SEPTEMBER 30, 2001              (JULY 9, 1997)
ICON Consumer
Discretionary Fund      -2.93%                         -2.02%

* FIGURES SHOWN ARE HISTORICAL PERFORMANCE, AND ARE NOT PREDICTIVE OF FUTURE RESULTS. Returns assume all distributions reinvested, and reflect all applicable fees and fund expenses. The investment return and principal value of an investment in the ICON Funds will fluctuate and shares, when redeemed, may be worth more or less than their original cost. Because of the narrow industry focus of the ICON U.S. Equity Funds, each Fund's performance will generally be closely tied to and affected by the performance of its respective industry.

    A Fund's performance may from time to time be subject to substantial short-term changes, particularly during periods of market or interest rate volatility. The extreme market volatility surrounding the events of September 11, 2001 may have an impact on the Fund's performance, and may result in performance significantly different than presented here. Please visit the ICON Funds web site to obtain more current performance information.

    FOR MORE COMPLETE INFORMATION ABOUT THE ICON FUNDS, INCLUDING CHARGES AND EXPENSES, PLEASE OBTAIN A PROSPECTUS BY CALLING 1-800-764-0442 OR VISIT OUR WEB SITE AT www.iconfunds.com. PLEASE READ THE PROSPECTUS CAREFULLY BEFORE YOU INVEST, AS INVESTING IN THE ICON FUNDS INVOLVES RISK.

    Data Source: Bloomberg

--------------------------------------------------------------------------------
PORTFOLIO PROFILE                            SEPTEMBER 30, 2001
Equities                                     99.0%
Top 10 Equity Holdings (% of Net Assets)     33.5%
Number of Stocks                             49
Cash & Cash Equivalents                       0.0%

--------------------------------------------------------------------------------
TOP 10 EQUITY HOLDINGS                       SEPTEMBER 30, 2001
CDW Computer Centers Inc                      4.3%
Johnson Controls Inc                          4.2%
Regis Corp                                    3.9%
Michaels Stores Inc                           3.2%
Hughes Supply Inc                             3.2%
Penney (J.C.) Co                              3.1%
Superior Indus Intl                           3.0%
Cooper Tire & Rubber                          2.9%
General Motors Corp                           2.9%
Ross Stores Inc                               2.8%

--------------------------------------------------------------------------------
TOP INDUSTRIES                               SEPTEMBER 30, 2001
Auto Parts & Equipment                       17.3%
Specialty Stores                             14.5%
Homebuilding                                  9.5%
Computer & Electronics Retail                 8.6%
Automobile Manufacturers                      7.8%
Home Improvement Retail                       6.3%
Household Appliances                          5.9%
Department Stores                             5.8%
Home Furnishings                              5.8%
Tires & Rubber                                4.0%
Housewares & Specialties                      2.8%
Apparel Retail                                2.8%
General Merchandise Stores                    2.7%
Leisure Products                              2.6%
Apparel & Accessories                         1.4%
Photographic Products                         1.2%

--------------------------------------------------------------------------------

                              PERFORMANCE OVERVIEW*

                                                 ICON                 S&P               S&P             S&P
                                               CONSUMER          SUPERCOMPOSITE       CONSUMER     CONSUMER GOODS
                                             DISCRETIONARY            1500           CYCLICALS       COMPOSITE
                                                 FUND                INDEX             INDEX           INDEX
GROWTH OF $10,000 SINCE INCEPTION               $ 9,172             $ 12,290         $ 14,128         $ 13,981

CUMULATIVE RETURN SINCE INCEPTION                 -8.28%               22.90%           41.28%           39.81%

AVERAGE ANNUAL RETURN SINCE INCEPTION             -2.02%                4.99%            8.51%            8.24%

   ALL INFORMATION IS FOR THE PERIOD ENDED 9/30/01

LIFE OF THE FUND
VALUE OF $10,000 INVESTMENT SINCE FUND INCEPTION (JULY 9, 1997) VERSUS FUND BENCHMARKS.

[CHART]

                          ICON CONSUMER    S&P SUPERCOMPOSITE   S&P CONSUMER GOODS    S&P CONSUMER
                       DISCRETIONARY FUND      1500 INDEX         COMPOSITE INDEX    CYCLICALS INDEX
      7/9/97                $10,000             $10,000              $10,000             $10,000
     9/30/97                $10,970             $10,597              $11,049             $10,064
    12/31/97                 $9,810             $10,852              $11,348             $10,905
     3/31/98                $11,140             $12,321              $13,583             $12,528
     6/30/98                $10,850             $12,620              $14,636             $13,414
     9/30/98                 $7,870             $11,262              $11,714             $12,020
    12/31/98                $10,360             $13,709              $15,452             $14,672
     3/31/99                $10,032             $14,207              $16,480             $15,044
     6/30/99                $11,066             $15,312              $17,337             $14,972
     9/30/99                 $9,899             $14,339              $15,654             $13,436
    12/31/99                $10,851             $16,485              $18,877             $14,743
     3/31/00                $10,503             $16,994              $17,142             $14,095
     6/30/00                 $9,797             $16,554              $15,314             $15,145
     9/30/00                 $9,449             $16,548              $15,042             $15,011
    12/31/00                 $9,602             $15,338              $15,457             $16,068
     3/31/01                 $9,756             $13,550              $15,598             $14,616
     6/30/01                $11,363             $14,440              $16,577             $15,021
     9/30/01                 $9,172             $12,290              $13,981             $14,128

SCHEDULE OF INVESTMENTS
SEPTEMBER 30, 2001

SHARES OR PRINCIPAL AMOUNT                                MARKET VALUE
COMMON STOCKS 99.0%
APPAREL & ACCESSORIES 1.4%
 98,000   Fossil Inc(a)                                     $ 1,539,580
-----------------------------------------------------------------------
Total Apparel & Accessories                                   1,539,580

APPAREL RETAIL 2.8%
101,500   Ross Stores Inc                                     2,968,875
-----------------------------------------------------------------------
Total Apparel Retail                                          2,968,875

AUTO PARTS & EQUIPMENT 17.3%
 62,000   Borg Warner Inc                                     2,498,600
160,000   Dana Corp                                           2,496,000
 55,000   Federal Signal Corp                                   970,200
 92,600   Gentex Corp(a)                                      2,212,214
 68,500   Johnson Controls Inc                                4,468,940
100,000   Lear Corp(a)                                        2,702,000
 96,700   Superior Indus Intl(a)                              3,211,407
-----------------------------------------------------------------------
Total Auto Parts & Equipment                                 18,559,361

AUTOMOBILE MANUFACTURERS 7.8%
118,900   Coachmen Indus Inc                                  1,070,100
 71,100   General Motors Corp                                 3,050,190
102,000   Monaco Coach Corp(a)                                1,453,500
100,500   Thor Indus Inc                                      2,743,650
-----------------------------------------------------------------------
Total Automobile Manufacturers                                8,317,440

COMPUTER & ELECTRONICS RETAIL 8.6%
 56,000   Best Buy Co Inc(a)                                  2,545,200
128,400   CDW Computer Centers Inc(a)                         4,645,512
167,500   Circuit City Stores - Circuit
          City Group                                          2,010,000
-----------------------------------------------------------------------
Total Computer & Electronics Retail                           9,200,712

DEPARTMENT STORES 5.8%
149,500   Penney (J.C.) Co                                    3,274,050
 85,400   Sears, Roebuck and Co                               2,958,256
-----------------------------------------------------------------------
Total Department Stores                                       6,232,306

GENERAL MERCHANDISE STORES 2.7%
 61,600   Dollar Tree Stores Inc(a)                           1,163,624
 61,200   Family Dollar Stores                                1,684,224
-----------------------------------------------------------------------
Total General Merchandise Stores                              2,847,848

HOME FURNISHINGS 5.8%
 37,900   Furniture Brands Intl Inc(a)                          738,292
102,000   La-Z-Boy Inc                                        1,610,580
 82,800   Leggett & Platt Inc                                 1,614,600
 60,300   Mohawk Indus Inc(a)                                 2,216,025
-----------------------------------------------------------------------
Total Home Furnishings                                        6,179,497

HOME IMPROVEMENT RETAIL 6.3%
125,000   Building Material
          Holding Corp(a)                                     1,755,000
155,500   Hughes Supply Inc                                   3,467,650
 70,700   Sherwin-Williams Co                                 1,570,954
-----------------------------------------------------------------------
Total Home Improvement Retail                                 6,793,604

HOMEBUILDING 9.5%
 78,500   Centex Corp                                         2,647,805
 46,280   MDC Holdings Inc                                    1,282,882
 83,000   Pulte Homes Inc                                     2,543,950
 28,500   Ryland Group Inc                                    1,359,165
 80,500   Toll Brothers Inc(a)                                2,388,435
-----------------------------------------------------------------------
Total Homebuilding                                           10,222,237

HOUSEHOLD APPLIANCES 5.9%
 40,100   Black & Decker Corp                                 1,251,120
 60,000   Maytag Corp                                         1,478,400
 35,000   Toro Co                                             1,473,500
 38,000   Whirlpool Corp                                      2,103,300
-----------------------------------------------------------------------
Total Household Appliances                                    6,306,320

HOUSEWARES & SPECIALTIES 2.8%
 33,900   Fortune Brands Inc                                  1,135,650
 67,200   Lancaster Colony Corp                               1,882,272
-----------------------------------------------------------------------
Total Housewares & Specialties                                3,017,922

PHOTOGRAPHIC PRODUCTS 1.2%
 40,000   Eastman Kodak Co                                    1,301,200
-----------------------------------------------------------------------
Total Photographic Products                                   1,301,200

SPECIALTY STORES 14.5%
 55,000   Aaron Rents Inc                                       852,500
 73,000   Claires Stores Inc                                    923,450
 64,000   Copart Inc(a)                                       1,792,640
 97,200   Linens `n Things Inc(a)                             1,805,976
 95,000   Michaels Stores Inc(a)                              3,471,300
198,700   Regis Corp                                          4,164,752
 95,000   Zale Corp(a)                                        2,515,600
-----------------------------------------------------------------------
Total Specialty Stores                                       15,526,218

TIRES & RUBBER 4.0%
215,000   Cooper Tire & Rubber                                3,061,600
 65,000   Goodyear Tire & Rubber Co                           1,197,950
-----------------------------------------------------------------------
Total Tires & Rubber                                          4,259,550

LEISURE PRODUCTS 2.6%
 72,400   Polaris Indus Inc                                   2,778,712
-----------------------------------------------------------------------
Total Leisure Products                                        2,778,712
-----------------------------------------------------------------------
Total Common Stocks
          (Cost $117,669,447)                               106,051,382
-----------------------------------------------------------------------
Total Investments 99.0%
          (Cost $117,669,447)                               106,051,382
-----------------------------------------------------------------------
Other Assets less Liabilities 1.0%                            1,024,104
-----------------------------------------------------------------------
Net Assets 100.0%                                          $107,075,486

THE ACCOMPANYING NOTES ARE AN INTEGRAL PART OF THE FINANCIAL STATEMENTS

(a) NON-INCOME PRODUCING SECURITY

ICON FUNDS              MANAGEMENT DISCUSSION & ANALYSIS

[GRAPHIC]ENERGY FUND

PERFORMANCE

The ICON Energy Fund depreciated 6.53% for the one-year period ended September 30, 2001. The return for the S&P SuperComposite 1500 Index(1) over the same one-year period was negative 25.73%. To more closely analyze how the ICON Energy Fund performed, it is appropriate to view the ICON Energy Fund's performance relative to other more narrowly based sector indexes. The S&P SuperComposite Energy Index,(2) which tracks 76 energy companies, was down 15.58% for the one-year period ended September 30, 2001. The American Stock Exchange (AMEX) Energy Select Index(3) composed of 30 stocks from all five energy industry groups depreciated 19.48% over the same period.

SECTOR REVIEW

The strong performance by the energy sector in 2000 has not been repeated in 2001. The world experienced a global economic slowdown, which put downward pressure on energy demand and prices. However, with the new Presidential administration came a new energy proposal. This plan emphasized increases in energy production and transportation/transmission capability as well as ways to better utilize our resources. It is an approach to solving energy problems on a long-term basis rather than a short-term solution. Oil & Gas Equipment & Services and Oil & Gas Drilling were laggards in the sector. These two industries performed worse than the broader market over the one-year period ended September 30, 2001. On the opposite end of the spectrum was Oil & Gas Refining & Marketing. This was one of the better performing industries in the S&P 1500 universe. The ICON Energy Fund maintained a presence in this small industry. Integrated Oil & Gas also performed well relative to the broader market for the specified time period. The companies in this industry are generally larger and more diversified than those in other Energy industries. The stocks in this industry therefore have not experienced the same price swings as stocks in industries like Oil & Gas Drilling and Oil & Gas Equipment & Services.

INVESTMENT STRATEGY AND ACTIVITY

Throughout the fiscal year, we moved away from industries that were not performing well relative to the market. We reduced our weighting in Oil & Gas Drilling and Oil & Gas Equipment & Services over time as these industries lost relative strength. We accumulated cash and searched for replacements with strong value and relative strength. At the end of the Fund's fiscal year, the cash accumulated was approximately 20.8% and no suitable replacements had been found. The cash balances were invested in interest bearing items while the search continued for quality companies that met our requirements.

INDUSTRIES

Our valuation model positioned us well within the energy sector during the year. As industry value and relative strength changed, so did our weightings in industries. The system indicated to us the need to reduce Oil & Gas Drilling and Oil & Gas Equipment & Services and move toward Integrated Oil & Gas, Oil & Gas Refining & Marketing, Oil & Gas Exploration & Production and even cash. The Oil & Gas Drilling and Oil & Gas Equipment & Services had been out of favor with investors during most of 2001. Those industries possessed noteworthy value, according to our model, as of the end of the Fund's fiscal year. These two industries have the potential to lead the energy sector higher as investors recognize their value.


(1) THE S&P SUPERCOMPOSITE 1500 INDEX IS A BROAD-BASED CAPITALIZATION-WEIGHTED INDEX COMPRISED OF STOCKS OF 1500 U.S. COMPANIES. IT REPRESENTS A COMBINATION OF THE S&P 400, S&P 500 AND THE S&P 600 INDEXES. IT IS AN UNMANAGED INDEX THAT INCLUDES THE REINVESTMENT OF DIVIDENDS AND DOES NOT REFLECT DEDUCTIONS FOR COMMISSIONS, MANAGEMENT FEES AND EXPENSES. INDIVIDUALS CANNOT INVEST IN THE INDEX ITSELF.

(2) THE S&P SUPERCOMPOSITE ENERGY INDEX IS A CAPITALIZATION-WEIGHTED INDEX THAT MEASURES THE PERFORMANCE OF THE ENERGY SECTOR OF THE S&P SUPERCOMPOSITE INDEX. IT IS AN UNMANAGED INDEX THAT INCLUDES THE REINVESTMENT OF DIVIDENDS AND DOES NOT REFLECT DEDUCTIONS FOR COMMISSIONS, MANAGEMENT FEES AND EXPENSES. INDIVIDUALS CANNOT INVEST IN THE INDEX ITSELF.

(3) THE AMEX ENERGY SELECT INDEX IS A MODIFIED CAPITALIZATION-WEIGHTED INDEX. THE INDEX IS INTENDED TO TRACK THE MOVEMENTS OF COMPANIES THAT ARE COMPONENTS OF THE S&P 500 AND ARE INVOLVED IN THE DEVELOPMENT OR PRODUCTION OF ENERGY PRODUCTS. IT IS AN UNMANAGED INDEX THAT INCLUDES THE REINVESTMENT OF DIVIDENDS AND DOES NOT REFLECT DEDUCTIONS FOR COMMISSIONS, MANAGEMENT FEES AND EXPENSES. INDIVIDUALS CANNOT INVEST IN THE INDEX ITSELF. THE INDEX COMMENCED OPERATION JUNE 30, 1998 AND IS NOT REPRESENTED IN THE LINE GRAPH ON PAGE 14.

EQUITIES

Within the ICON Energy Fund, we held stocks such as Occidental Petroleum Corp., which explores for, develops, produces, and markets crude oil and natural gas and also manufactures and markets a variety of basic chemicals. We held Murphy Oil Corp., a worldwide oil and gas exploration and production company with refining and marketing operations. We also held Sunoco Inc., which refines and markets petroleum, as well as transports crude oil and refined products. All of the purchases we made during the period demonstrated consistent earnings per share growth, price strength relative to the broader market, and were trading at levels below their intrinsic values.

SECTOR OUTLOOK

The energy sector experienced difficulty in 2001. Many securities in the sector were down significantly. As of the end of the Fund's fiscal year, many securities in this sector were significantly undervalued, according to our quantitative valuation model. As of the end of the fiscal year, there were multiple bargains in the Oil & Gas Drilling and Oil & Gas Equipment & Services industries. We see these two industries as having the best potential to lead the sector higher and feel that Integrated Oil & Gas and Oil & Gas Refining & Marketing will continue to show consistency.

FUND RETURNS*

                                     TOTAL RETURN               AVERAGE ANNUAL
                                     FOR ONE-YEAR                TOTAL RETURN
                                     PERIOD ENDED              SINCE INCEPTION
                                  SEPTEMBER 30, 2001         (NOVEMBER, 5, 1997)
ICON Energy Fund                        -6.53%                      5.85%

* FIGURES SHOWN ARE HISTORICAL PERFORMANCE, AND ARE NOT PREDICTIVE OF FUTURE RESULTS. Returns assume all distributions reinvested, and reflect all applicable fees and fund expenses. The investment return and principal value of an investment in the ICON Funds will fluctuate and shares, when redeemed, may be worth more or less than their original cost. Because of the narrow industry or regional focus of the ICON U.S. Equity and International Equity Funds, each Fund's performance will generally be closely tied to and affected by the performance of its respective industry or foreign region.

    A Fund's performance may from time to time be subject to substantial short-term changes, particularly during periods of market or interest rate volatility. The extreme market volatility surrounding the events of September 11, 2001 may have an impact on the Fund's performance, and may result in performance significantly different than presented here. Please visit the ICON Funds web site to obtain more current performance information.

    FOR MORE COMPLETE INFORMATION ABOUT THE ICON FUNDS, INCLUDING CHARGES AND EXPENSES, PLEASE OBTAIN A PROSPECTUS BY CALLING 1-800-764-0442 OR VISIT OUR WEB SITE AT www.iconfunds.com. PLEASE READ THE PROSPECTUS CAREFULLY BEFORE YOU INVEST, AS INVESTING IN THE ICON FUNDS INVOLVES RISK.

    Data Source: Bloomberg.

-------------------------------------------------------------------------------
PORTFOLIO PROFILE                         SEPTEMBER 30, 2001
Equities                                        79.8%
Top 10 Equity Holdings (% of Net Assets)        43.0%
Number of Stocks                                29
Cash & Cash Equivalents                         20.8%

-------------------------------------------------------------------------------
TOP 10 EQUITY HOLDINGS                          SEPTEMBER 30, 2001
Sunoco Inc                                       5.3%
Murphy Oil Corp                                  5.0%
Patina Oil & Gas Corp                            4.9%
Ashland Inc                                      4.6%
Remington Oil & Gas Corp                         4.4%
Plains Resources Inc                             4.1%
Stillwater Mining Co                             3.8%
Phillips Petroleum Co                            3.7%
USX-Marathon Group Inc                           3.6%
Occidental Petroleum Corp                        3.6%

-------------------------------------------------------------------------------
TOP INDUSTRIES                                  SEPTEMBER 30, 2001
Oil & Gas Exploration & Production              29.8%
Oil & Gas Equipment & Services                  15.7%
Oil & Gas Refining & Marketing                  14.4%
Integrated Oil & Gas                            14.4%
Diversified Metals & Mining                      3.8%
Oil & Gas Drilling                               1.7%
-------------------------------------------------------------------------------

                            PERFORMANCE OVERVIEW *(3)

                                                ICON                S&P                     S&P
                                               ENERGY          SUPERCOMPOSITE         SUPERCOMPOSITE
                                                FUND             1500 INDEX            ENERGY INDEX
GROWTH OF $10,000 SINCE INCEPTION              $12,486             $11,654                $10,566

CUMULATIVE RETURN SINCE INCEPTION                24.86%              16.54%                  5.66%

AVERAGE ANNUAL RETURN SINCE INCEPTION             5.85%               4.00%                  1.42%


        ALL INFORMATION IS FOR THE PERIOD ENDED 9/30/01

LIFE OF THE FUND
VALUE OF $10,000 INVESTMENT SINCE FUND INCEPTION (NOVEMBER 5, 1997) VERSUS FUND BENCHMARKS.

[CHART]

                                          S&P SUPERCOMPOSITE     S&P SUPERCOMPOSITE
                   ICON ENERGY FUND          1500 INDEX             ENERGY INDEX
    11/5/97             $10,000                $10,000                 $10,000
   12/31/97              $9,100                $10,291                  $9,432
    3/31/98              $9,330                $11,683                  $9,872
    6/30/98              $8,630                $11,967                  $9,603
    9/30/98              $6,350                $10,680                  $8,920
   12/31/98              $5,722                $13,000                  $8,937
    3/31/99              $6,725                $13,472                  $9,455
    6/30/99              $8,163                $14,520                 $10,671
    9/30/99              $8,082                $13,597                 $10,579
   12/31/99              $8,599                $15,632                 $10,702
    3/31/00             $11,090                $16,115                 $11,203
    6/30/00             $11,870                $15,698                 $11,539
    9/30/00             $13,359                $15,692                 $12,516
   12/31/00             $15,361                $14,545                 $12,651
    3/31/01             $15,007                $12,849                 $11,875
    6/30/01             $14,200                $13,693                 $12,096
    9/30/01             $12,486                $11,654                 $10,566

SCHEDULE OF INVESTMENTS
SEPTEMBER 30, 2001

SHARES OR PRINCIPAL AMOUNT                                          MARKET VALUE
COMMON STOCKS 79.8%

INTEGRATED OIL & GAS 14.4%
    50,700  Conoco Inc Class B                                      $  1,284,738
    54,400  Occidental Petroleum Corp                                  1,324,096
    25,500  Phillips Petroleum Co                                      1,375,470
    49,500  USX-Marathon Group Inc                                     1,324,125
---------------------------------------------------------------------------------
Total Integrated Oil & Gas                                             5,308,429

OIL & GAS DRILLING 1.7%
    11,700  Noble Drilling Corp(a)                                       280,800
    33,500  Pride International Inc(a)                                   348,400
---------------------------------------------------------------------------------
Total Oil & Gas Drilling                                                 629,200

OIL & GAS EQUIPMENT & SERVICES 15.7%
    59,800  Cal Dive International Inc(a)                                996,268
    20,100  Hanover Compressor Co(a)                                     434,964
    67,700  Oceaneering International Inc(a)                           1,094,709
    26,100  Offshore Logistics Inc(a)                                    500,859
    31,500  Seacor Smit Inc(a)                                         1,124,550
    96,200  Seitel Inc(a)                                                966,810
    25,200  Tidewater Inc                                                672,588
---------------------------------------------------------------------------------
Total Oil & Gas Equipment & Services                                   5,790,748

OIL & GAS EXPLORATION & PRODUCTION 29.8%
    11,300  Anadarko Petroleum Corp                                      543,304
    12,900  Apache Corp                                                  554,700
    15,700  Devon Energy Corp                                            540,080
    16,494  Kerr-Mcgee Co                                                856,204
    25,800  Murphy Oil Corp                                            1,866,888
    12,700  Noble Affiliates Inc                                         393,573
    44,400  Ocean Energy Inc                                             723,720
    78,400  Patina Oil & Gas Corp                                      1,803,200
    58,700  Plains Resources Inc(a)                                    1,526,200
   122,900  Remington Oil & Gas Corp(a)                                1,608,761
    37,600  Vintage Petroleum, Inc                                       595,960
---------------------------------------------------------------------------------
Total Oil & Gas Exploration & Production                              11,012,590

OIL & GAS REFINING & MARKETING 14.4%
    43,700  Ashland Inc                                                1,684,635
    81,500  Pennzoil-Quaker State Co                                     911,170
    54,700  Sunoco Inc                                                 1,947,320
    22,300  Valero Energy Corp                                           782,730
---------------------------------------------------------------------------------
Total Oil & Gas Refining & Marketing                                   5,325,855

DIVERSIFIED METALS & MINING 3.8%
    69,200  Stillwater Mining
            Co(a)                                                      1,392,304
---------------------------------------------------------------------------------
Total Diversified Metals & Mining                                      1,392,304
---------------------------------------------------------------------------------
Total Common Stocks
            (Cost $33,799,582)                                        29,459,126
---------------------------------------------------------------------------------

SHORT-TERM INVESTMENTS 20.8%
$1,310,000  US Treasury Bill 3.54%   10/11/2001                        1,308,741
   496,000  US Treasury Bill 3.40%   11/8/2001                           494,272
 1,700,000  US Treasury Bill 3.32%   11/29/2001                        1,693,508
 2,700,000  US Treasury Bill 3.50%   10/25/2001                        2,693,880
 1,190,000  US Treasury Bill 3.43%   11/1/2001                         1,186,557
   300,000  US Treasury Bill 3.24%   11/15/2001                          298,800
    16,000  American Family Demand Note 2.32%    4/18/2002                16,000
     8,411  Wisconsin Electric Demand Note 2.32%    6/21/2002              8,411
---------------------------------------------------------------------------------
Total Short-Term Investments
            (Cost $7,697,607)                                          7,700,169
---------------------------------------------------------------------------------
Total Investments 100.6%
            (Cost $41,497,189)                                        37,159,295
---------------------------------------------------------------------------------
Liabilities in excess of Other Assets
            (0.6%)                                                      (214,411)
---------------------------------------------------------------------------------
Net Assets 100.0%                                                   $ 36,944,884

THE ACCOMPANYING NOTES ARE AN INTEGRAL PART OF THE FINANCIAL STATEMENTS

(a) NON-INCOME PRODUCING SECURITY

ICON FUNDS               MANAGEMENT DISCUSSION AND ANALYSIS

[GRAPHIC]FINANCIAL FUND

PERFORMANCE

The ICON Financial Fund had strong performance in the one-year period ended September 30, 2001, gaining 9.57%. This gain compares to a 12.66% decline in the S&P SuperComposite Financials Index(1) and 25.73% erosion in the broader S&P SuperComposite 1500 Index.(2) The NYSE Financials Index(3) lost 10.10% during the same period.

SECTOR REVIEW

The Federal Reserve played a significant role in the Financial sector over the past year. After notable Federal Funds rate increases in early 2000 the Federal Reserve took a passive stance to see if the economy would make the desired soft landing. As the economy began to slow and consumer confidence waned, the Federal Reserve feared that prior actions taken to slow the economy were too extreme and instead stifled it. In response, on January 3rd of this year, the Federal Reserve attempted to stimulate the economy with a 0.5% reduction in the Federal Funds rate between Federal Open Market Committee meetings. Since January 3, 2001, the Federal Funds rate has been reduced an additional seven times netting a 3.5% reduction in an attempt to stay recessionary pressures. The financial market's reaction was focused on recession and the fear of increasing numbers of loans in default. As expected, banks increased loan default write-offs during the last six months of the fiscal year, resulting in reduced forecasted earnings per share for the next few quarters.

Recessionary pressures where exacerbated by the recent terrorist activity on U.S. soil. The financial community was especially affected by the September 11 attack as many key participants in the financial sector were directly impacted by the tragic events. Financial companies principally engaged in the exchange of financial instruments came to a standstill as repair work was undertaken to restructure the trading networks damaged by the attack. This led to loss of revenues derived from exchange of financial instruments. Conversely, insurance brokerages rallied. Insurance brokerages receive a percent of the premium on insurance products they sell. Insurers increased premiums sharply to help offset losses related to the events of September 11. U.S. Property & Casualty Insurance was only moderately affected because of increased premiums and because most of the insurance coverage for the properties damaged by the terrorist attacks was held by foreign companies.

INVESTMENT STRATEGY AND ACTIVITY

The banking industry finished the 2000 calendar year with a strong performance. The S&P SuperComposite Major Regional Banks(4) Index rose 10.66% in the final quarter of calendar year 2000 while the broader S&P SuperComposite 1500 Index lost 7.31%. Due to this strong performance, the banking industry began to appear over-priced at the beginning of 2001 according to our model. As a result, we reduced exposure to the banking industry. We were able to find appealing value elsewhere within the financial sector. We increased our holdings in Consumer Finance, Property & Casualty Insurance, Life & Health Insurance and Diversified Financial Services. Diversified Financial Services, which includes Investment Management and Brokerage companies, made up nearly 27% of the Fund as of September 30, 2001. Companies like

(1) THE S&P SUPERCOMPOSITE FINANCIALS INDEX IS A CAPITALIZATION-WEIGHTED INDEX THAT MEASURES THE PERFORMANCE OF THE FINANCIALS SECTOR OF THE S&P SUPERCOMPOSITE INDEX. IT IS AN UNMANAGED INDEX THAT INCLUDES THE REINVESTMENT OF DIVIDENDS AND DOES NOT REFLECT DEDUCTIONS FOR COMMISSIONS, MANAGEMENT FEES AND EXPENSES. INDIVIDUALS CANNOT INVEST IN THE INDEX ITSELF.


(2) THE S&P SUPERCOMPOSITE 1500 INDEX IS A BROAD-BASED CAPITALIZATION-WEIGHTED INDEX COMPRISED OF STOCKS OF 1500 U.S. COMPANIES. IT REPRESENTS A COMBINATION OF THE S&P 400, S&P 500 AND THE S&P 600 INDEXES. IT IS AN UNMANAGED INDEX THAT INCLUDES THE REINVESTMENT OF DIVIDENDS AND DOES NOT REFLECT DEDUCTIONS FOR COMMISSIONS, MANAGEMENT FEES AND EXPENSES. INDIVIDUALS CANNOT INVEST IN THE INDEX ITSELF.

(3) THE NYSE FINANCIALS INDEX IS A CAPITALIZATION-WEIGHTED INDEX OF ALL THE FINANCIAL STOCKS DESIGNED TO MEASURE THE PERFORMANCE OF THE FINANCIAL SECTOR OF THE NYSE. IT IS AN UNMANAGED INDEX THAT INCLUDES THE REINVESTMENT OF DIVIDENDS AND DOES NOT REFLECT DEDUCTIONS FOR COMMISSIONS, MANAGEMENT FEES AND EXPENSES. INDIVIDUALS CANNOT INVEST IN THE INDEX ITSELF.

(4) THE S&P SUPERCOMPOSITE MAJOR REGIONAL BANKS INDEX IS A CAPITALIZATION-WEIGHTED INDEX THAT MEASURES THE PERFORMANCE OF THE MAJOR REGIONAL BANKS SECTOR OF THE S&P SUPERCOMPOSITE INDEX. IT IS AN UNMANAGED INDEX THAT INCLUDES THE REINVESTMENT OF DIVIDENDS AND DOES NOT REFLECT DEDUCTIONS FOR COMMISSIONS, MANAGEMENT FEES AND EXPENSES. INDIVIDUALS CANNOT INVEST IN THE INDEX ITSELF.

Eaton Vance Corp. and Raymond James Financial Inc. are both in this industry and were under-valued based on our valuation model as of the end the fiscal year. Property & Casualty Insurance comprised about 21% of the Fund with the heaviest weightings in MBIA Inc. and MGIC Investment Corp. at fiscal year end.

SECTOR  OUTLOOK

The steep drop in financial issues has led to a broad under-valuation of the sector with the exception of the banking stocks. If the Federal Reserve Board's series of interest rate reductions have the desired effect, recessionary fears should diminish as the market looks forward to economic recovery. This sets the stage for a broad stock market rally. We believe that the ICON Financial Fund is well positioned to participate in any such rally. Based on our quantitative valuation model, we expect that the Diversified Financial Services and Property & Casualty Insurance industries will be among the best performers in this sector over the next six to twelve months.

FUND RETURNS*

                          TOTAL RETURN                         AVERAGE ANNUAL
                          FOR ONE-YEAR                          TOTAL RETURN
                          PERIOD ENDED                         SINCE INCEPTION
                       SEPTEMBER 30, 2001                       (JULY 1, 1997)
ICON Financial Fund         9.57%                                   11.15%

* FIGURES SHOWN ARE HISTORICAL PERFORMANCE, AND ARE NOT PREDICTIVE OF FUTURE RESULTS. Returns assume all distributions reinvested, and reflect all applicable fees and fund expenses. The investment return and principal value of an investment in the ICON Funds will fluctuate and shares, when redeemed, may be worth more or less than their original cost. Because of the narrow industry or regional focus of the ICON U.S. Equity and International Equity Funds, each Fund's performance will generally be closely tied to and affected by the performance of its respective industry or foreign region.

    A Fund's performance may from time to time be subject to substantial short-term changes, particularly during periods of market or interest rate volatility. The extreme market volatility surrounding the events of September 11, 2001 may have an impact on the Fund's performance, and may result in performance significantly different than presented here. Please visit the ICON Funds web site to obtain more current performance information.

    FOR MORE COMPLETE INFORMATION ABOUT THE ICON FUNDS, INCLUDING CHARGES AND EXPENSES, PLEASE OBTAIN A PROSPECTUS BY CALLING 1-800-764-0442 OR VISIT OUR WEB SITE AT www.iconfunds.com. PLEASE READ THE PROSPECTUS CAREFULLY BEFORE YOU INVEST, AS INVESTING IN THE ICON FUNDS INVOLVES RISK.

    Data Source: Bloomberg.

PORTFOLIO PROFILE                           SEPTEMBER 30, 2001
Equities                                    95.3%
Top 10 Equity Holdings (% of Net Assets)    36.3%
Number of Stocks                            41
Cash & Cash Equivalents                      2.4%
--------------------------------------------------------------------------------
TOP 10 EQUITY HOLDINGS                      SEPTEMBER 30, 2001
Eaton Vance Corp                             4.5%
Raymond James Financial Inc                  4.1%
Investment Technology Group                  4.1%
MGIC Investment Corp                         3.7%
MBNA Corp                                    3.7%
Bear Stearns Companies Inc                   3.6%
Alliance Capital Management Holding LP       3.4%
MBIA Inc                                     3.2%
Countrywide Credit Ind Inc                   3.0%
AMBAC Financial Group Inc                    3.0%
--------------------------------------------------------------------------------
TOP INDUSTRIES                              SEPTEMBER 30, 2001
Diversified Financial Services              26.9%
Property & Casualty Insurance               20.5%
Consumer Finance                            13.6%
Banks                                       12.1%
Life & Health Insurance                      6.6%
Real Estate Investment Trusts                4.1%
IT Consulting & Services                     4.1%
Multi-Line Insurance                         3.7%
Insurance Brokers                            2.6%
Computer Hardware                            1.1%
--------------------------------------------------------------------------------

                             PERFORMANCE OVERVIEW*

                                                ICON                  S&P                        S&P                 NYSE
                                              FINANCIAL          SUPERCOMPOSITE             SUPERCOMPOSITE        FINANCIALS
                                                FUND              1500 INDEX               FINANCIALS INDEX         INDEX
GROWTH OF $10,000 SINCE INCEPTION              $15,676              $12,521                     $14,787             $14,208

CUMULATIVE RETURN SINCE INCEPTION                56.76%               25.21%                      47.87%              42.08%

AVERAGE ANNUAL RETURN SINCE INCEPTION            11.15%                5.43%                       9.64%               8.61%

        ALL INFORMATION IS FOR THE PERIOD ENDED 9/30/01

LIFE OF THE FUND
VALUE OF $10,000 INVESTMENT SINCE FUND INCEPTION (JULY 1, 1997) VERSUS FUND BENCHMARKS.

[CHART]

                       ICON FINANCIAL       S&P SUPERCOMPOSITE      S&P SUPERCOMPOSITE          NYSE
                           FUND                 1500 INDEX           FINANCIALS INDEX      FINANCIALS INDEX
   7/30/97                $10,000               $10,000                 $10,000                $10,000
   9/30/97                $10,510               $10,796                 $11,141                $11,059
  12/31/97                $10,525               $11,056                 $12,020                $11,765
   3/31/98                $12,002               $12,552                 $13,426                $13,057
   6/30/98                $12,293               $12,857                 $13,821                $13,423
   9/30/98                 $9,411               $11,474                 $10,941                $10,767
  12/31/98                $11,267               $13,967                 $13,265                $12,648
   3/31/99                $11,877               $14,474                 $14,190                $13,175
   6/30/99                $12,442               $15,600                 $14,931                $13,811
   9/30/99                $10,357               $14,608                 $12,642                $11,816
  12/31/99                $11,074               $16,795                 $13,668                $12,836
   3/31/00                $11,343               $17,314                 $13,923                $13,234
   6/30/00                $11,366               $16,865                 $13,526                $13,085
   9/29/00                $14,307               $16,858                 $16,727                $15,803
  12/29/00                $16,613               $15,626                 $17,081                $16,463
   3/30/01                $15,598               $13,804                 $15,435                $14,975
   6/29/01                $17,694               $14,711                 $16,730                $16,114
   9/30/01                $15,676               $12,521                 $14,787                $14,208

SCHEDULE OF INVESTMENTS
SEPTEMBER 30, 2001

SHARES OR PRINCIPAL AMOUNT                                         MARKET VALUE
COMMON STOCKS 95.3%
BANKS 12.1%
 34,300   Anchor Bancorp
          Wisconsin Inc                                            $   569,380
 24,400   Commerce Bancshares Inc                                      917,928
 56,500   Community First
          Bankshares                                                 1,357,130
 16,800   Downey Financial Corp                                        741,384
 37,600   East-West Bancorp Inc                                        879,464
 18,600   Fleetboston Financial Corp                                   683,550
 41,900   Hibernia Corp Class A                                        685,065
 13,500   Zions Bancorporation                                         724,410
--------------------------------------------------------------------------------
Total Banks                                                          6,558,311

CONSUMER FINANCE 13.6%
 42,400   AmeriCredit Corp(a)                                        1,340,688
 30,100   Capital One Financial Corp                                 1,385,503
 36,600   Countrywide Credit Ind
          Inc                                                        1,607,838
 18,800   Household International
          Inc                                                        1,059,944
 65,600   MBNA Corp                                                  1,987,024
--------------------------------------------------------------------------------
Total Consumer Finance                                               7,380,997

DIVERSIFIED FINANCIAL SERVICES 26.9%
 34,600   Actrade Financial
          Technologies Ltd(a)                                          635,602
 40,600   Alliance Capital
          Management Holding LP                                      1,855,420
 28,800   AMBAC Financial Group Inc                                  1,575,648
 39,120   Bear Stearns
          Companies Inc                                              1,956,391
 78,350   Eaton Vance Corp                                           2,456,273
 13,900   Goldman Sachs Group Inc                                      991,765
 41,800   Jefferies Group Inc                                        1,379,400
 26,530   Lehman Brothers
          Holdings Inc                                               1,508,231
 82,470   Raymond James
          Financial Inc                                              2,239,060
--------------------------------------------------------------------------------
Total Diversified Financial Services                                14,597,790

INSURANCE BROKERS 2.6%
 30,900   Hilb, Rogal & Hamilton Co                                  1,409,349
--------------------------------------------------------------------------------
Total Insurance Brokers                                              1,409,349

LIFE & HEALTH INSURANCE 6.6%
 38,700   Delphi Financial Group
          Class A                                                    1,308,060
 42,300   Protective Life Corp                                       1,226,700
 26,700   Torchmark Corp                                             1,041,300
--------------------------------------------------------------------------------
Total Life & Health Insurance                                        3,576,060

MULTI-LINE INSURANCE 3.7%
 23,400   Allmerica Financial Corp                                   1,049,490
 20,700   Loews Corp                                                   957,996
--------------------------------------------------------------------------------
Total Multi-Line Insurance                                           2,007,486

PROPERTY & CASUALTY INSURANCE 20.5%
 44,400   Fidelity National Financial
          Inc(a)                                                     1,193,916
 34,300   MBIA Inc                                                   1,715,000
 30,700   MGIC Investment Corp                                       2,005,938
 40,200   Old Republic
          International Corp                                         1,053,642
 18,800   The PMI Group Inc                                          1,172,932
 34,600   Radian Group Inc                                           1,332,100
 20,800   RLI Corp                                                     852,800
 33,700   Safeco Corp                                                1,022,121
 35,100   Selective Insurance Group                                    818,883
--------------------------------------------------------------------------------
Total Property & Casualty Insurance                                 11,167,332

REAL ESTATE INVESTMENT TRUSTS 4.1%
 43,800   Duke Realty Corp                                           1,037,622
 24,400   Kimco Realty Corp                                          1,184,620
--------------------------------------------------------------------------------
Total Real Estate Investment Trusts                                  2,222,242

COMPUTER HARDWARE 1.1%
 21,000   NCR Corp(a)                                                  622,650
--------------------------------------------------------------------------------
Total Computer Hardware                                                622,650

IT CONSULTING & SERVICES 4.1%
 39,840   Investment Technology
          Group(a)                                                   2,210,722
--------------------------------------------------------------------------------
Total IT Consulting & Services                                       2,210,722

Total Common Stocks
          (Cost $55,279,255)                                        51,752,939
--------------------------------------------------------------------------------
SHORT-TERM COMMERCIAL NOTES 2.4%
--------------------------------------------------------------------------------
$640,284  American Family Demand Note
          2.32%    4/18/2002                                           640,284
--------------------------------------------------------------------------------
 654,434  Wisconsin Electric Demand Note
          2.32%    6/21/2002                                           654,434
--------------------------------------------------------------------------------
Short-Term Commercial Notes
          (Cost $1,294,718)                                          1,294,718
--------------------------------------------------------------------------------
Total Investments 97.7%
          (Cost $56,573,973)                                        53,047,657
--------------------------------------------------------------------------------
Other Assets less Liabilities 2.3%                                   1,270,649
--------------------------------------------------------------------------------
Net Assets 100.0%                                                  $54,318,306
--------------------------------------------------------------------------------

THE ACCOMPANYING NOTES ARE AN INTEGRAL PART OF THE FINANCIAL STATEMENTS

(a) NON-INCOME PRODUCING SECURITY

ICON FUNDS              MANAGEMENT DISCUSSION & ANALYSIS

[GRAPHIC]HEALTHCARE FUND

PERFORMANCE

The ICON Healthcare Fund appreciated 3.39% for the one-year period ended September 30, 2001. The return for the S&P SuperComposite 1500 Index(1) over the same one-year period was negative 25.73%. For comparative purposes, it is also useful to view the ICON Healthcare Fund's performance relative to a narrower sector index. The S&P SuperComposite Healthcare Index,(2) which tracks 130 healthcare companies, was down 5.18% for the one-year period ended September 30, 2001.

SECTOR REVIEW

As a whole, the healthcare sector was down somewhat for the one-year period ended September 30, 2001. The industries that brought the S&P SuperComposite Healthcare Index down for the one-year period were Biotechnology and Pharmaceuticals. To gain a better perspective of the overall sector performance, it is insightful to divide the performance of industries into two six-month periods. From September 30, 2000 to March 31, 2001, industries such as Biotechnology, Pharmaceuticals, and Health Care Equipment were among the laggards. However, when we look at the time period from March 31, 2001 to September 30, 2001, two of the three categories that make up Pharmaceuticals (generic drug makers and diversified health care companies) were among the top performing industries. Health Care Equipment performed relatively well compared to the broader market. Biotechnology also outperformed the broader market. Health Care Distributors & Services was a top performing industry throughout the one-year time period.

INVESTMENT STRATEGY AND ACTIVITY

Throughout the fiscal year, we adjusted the Fund as value and relative strength in industries changed. One major change we made during the year was to increase our Biotechnology holdings. In late April 2001, our system indicated good value in this industry and therefore we began adding Biotechnology to the Fund. As of September 30, 2001, it comprised approximately 15.6% of the Fund. The Pharmaceuticals industry was eliminated in January 2001 but was then reacquired in May 2001 as the combination of intrinsic value and relative strength returned. Health Care Distributors & Services has remained the largest weighting in the Fund as it has continued to possess high value and relative strength.

INDUSTRIES

Managed Health Care, which was a significant portion of the Fund early in the reporting period, was completely eliminated by June 2001 because other industries possessed better value and relative strength. However, Managed Health Care has recently made a return to the Fund as these two components have strengthened.

EQUITIES

From the industries that comprise the Healthcare sector, we purchased stocks like Mylan Laboratories, which develops, licenses, manufactures, and markets generic and branded pharmaceutical products. Owens & Minor, Inc., which distributes medical/surgical supplies throughout the United States, was also added during the one-year period. Conmed Corp. specializes in arthroscopy and powered surgical instruments and is another position that was added to the Fund during the year. All of these purchases demonstrated strong consistent earnings per share growth, price strength relative to the broader market, and were trading at levels below their intrinsic values.

SECTOR OUTLOOK

Our quantitative system shows that the healthcare sector, as a whole, possessed attractive value and relative strength through the end of the Fund's fiscal year. We expect the healthcare sector to participate in the eventual broad upturn in the market. Industries such as Health Care Supplies and Managed Health Care have the potential to be among the leaders. Biotechnology and the smaller cap Pharmaceuticals can possibly add a boost to the performance of the Fund. We continue to seek out companies that are priced fairly and have strong relative strength compared to the broader market.

FUND RETURNS*

                                TOTAL RETURN                 AVERAGE ANNUAL
                                FOR ONE-YEAR                  TOTAL RETURN
                                PERIOD ENDED                SINCE INCEPTION
                             SEPTEMBER 30, 2001           (FEBRUARY 24, 1997)
ICON Healthcare Fund                3.39%                       14.42%*

* FIGURES SHOWN ARE HISTORICAL PERFORMANCE, AND ARE NOT PREDICTIVE OF FUTURE RESULTS. Returns assume all distributions reinvested, and reflect all applicable fees and fund expenses. The investment return and principal value of an investment in the ICON Funds will fluctuate and shares, when redeemed, may be worth more or less than their original cost. Because of the narrow industry or regional focus of the ICON U.S. Equity and International Equity Funds, each Fund's performance will generally be closely tied to and affected by the performance of its respective industry or foreign region.

    A Fund's performance may from time to time be subject to substantial short-term changes, particularly during periods of market or interest rate volatility. The extreme market volatility surrounding the events of September 11, 2001 may have an impact on the Fund's performance, and may result in performance significantly different than presented here. Please visit the ICON Funds web site to obtain more current performance information.

    FOR MORE COMPLETE INFORMATION ABOUT THE ICON FUNDS, INCLUDING CHARGES AND EXPENSES, PLEASE OBTAIN A PROSPECTUS BY CALLING 1-800-764-0442 OR VISIT OUR WEB SITE AT www.iconfunds.com. PLEASE READ THE PROSPECTUS CAREFULLY BEFORE YOU INVEST, AS INVESTING IN THE ICON FUNDS INVOLVES RISK.

    Data Source: Bloomberg

(1) THE S&P SUPERCOMPOSITE 1500 INDEX IS A BROAD-BASED CAPITALIZATION-WEIGHTED INDEX COMPRISED OF STOCKS OF 1500 U.S. COMPANIES. IT REPRESENTS A COMBINATION OF THE S&P 400, S&P 500 AND THE S&P 600 INDEXES. IT IS AN UNMANAGED INDEX THAT INCLUDES THE REINVESTMENT OF DIVIDENDS AND DOES NOT REFLECT DEDUCTIONS FOR COMMISSIONS, MANAGEMENT FEES AND EXPENSES. INDIVIDUALS CANNOT INVEST IN THE INDEX ITSELF.

(2) THE S&P SUPERCOMPOSITE HEALTHCARE INDEX IS A CAPITALIZATION-WEIGHTED INDEX THAT MEASURES THE PERFORMANCE OF THE HEALTH CARE SECTOR OF THE S&P SUPERCOMPOSITE INDEX. IT IS AN UNMANAGED INDEX THAT INCLUDES THE REINVESTMENT OF DIVIDENDS AND DOES NOT REFLECT DEDUCTIONS FOR COMMISSIONS, MANAGEMENT FEES AND EXPENSES. INDIVIDUALS CANNOT INVEST IN THE INDEX ITSELF.

----------------------------------------------------------------------
PORTFOLIO PROFILE                               SEPTEMBER 30, 2001
Equities                                             93.5%
Top 10 Equity Holdings (% of Net Assets)             38.2%
Number of Stocks                                     33
Cash & Cash Equivalents                               1.9%

----------------------------------------------------------------------
TOP 10 EQUITY HOLDINGS                          SEPTEMBER 30, 2001
Express Scripts Inc                                   4.4%
Maximus Inc                                           4.3%
Patterson Dental Co                                   4.1%
Cooper Companies Inc                                  3.9%
Cardinal Health, Inc                                  3.8%
Owens & Minor Inc                                     3.8%
Forest Laboratories Inc                               3.6%
Mylan Laboratories                                    3.5%
Lincare Holdings Inc                                  3.4%
Boston Scientific Corp                                3.4%

----------------------------------------------------------------------
TOP INDUSTRIES                                  SEPTEMBER 30, 2001
Health Care Distributors & Services                  29.2%
Pharmaceuticals                                      16.4%
Biotechnology                                        15.6%
Health Care Equipment                                14.4%
Health Care Supplies                                  9.5%
Managed Health Care                                   8.4%
----------------------------------------------------------------------

                             PERFORMANCE OVERVIEW*

                                                                          S&P
                                         ICON             S&P        SUPERCOMPOSITE
                                      HEALTHCARE    SUPERCOMPOSITE     HEALTHCARE
                                         FUND         1500 INDEX         INDEX
GROWTH OF $10,000 SINCE INCEPTION       $18,585         $13,839         $18,850

CUMULATIVE RETURN SINCE INCEPTION         85.85%          38.39%          88.50%

AVERAGE ANNUAL RETURN SINCE INCEPTION     14.42%           7.32%          14.78%

ALL INFORMATION IS FOR THE PERIOD ENDED 9/30/01

LIFE OF THE FUND
VALUE OF $10,000 INVESTMENT SINCE FUND INCEPTION (FEBRUARY 24, 1997) VERSUS FUND BENCHMARKS.

[CHART]

                                 ICON            S&P                S&P
                              HEALTHCARE    SUPERCOMPOSITE     SUPERCOMPOSITE
                                 FUND        1500 INDEX       HEALTHCARE INDEX
2/24/97                        $10,000         $10,000            $10,000
3/31/97                         $9,460          $9,368             $8,940
6/30/97                        $11,080         $10,981            $11,104
9/30/97                        $11,780         $11,933            $11,169
12/31/97                       $11,645         $12,221            $11,995
3/31/98                        $13,319         $13,874            $14,014
6/30/98                        $13,813         $14,211            $14,945
9/30/98                        $12,224         $12,682            $14,703
12/31/98                       $13,427         $15,438            $16,953
3/31/99                        $13,500         $15,999            $17,464
6/30/99                        $13,862         $17,243            $16,807
9/30/99                        $11,571         $16,147            $15,192
12/31/99                       $13,938         $18,564            $15,787
3/31/00                        $15,234         $19,137            $16,050
6/30/00                        $17,042         $18,642            $19,693
9/30/00                        $17,976         $18,634            $19,880
12/31/00                       $19,935         $17,272            $21,802
3/31/01                        $18,730         $15,258            $18,405
6/30/01                        $20,497         $16,261            $18,659
9/30/01                        $18,585         $13,839            $18,850

SCHEDULE OF INVESTMENTS
SEPTEMBER 30, 2001

SHARES OR PRINCIPAL AMOUNT                                    MARKET VALUE
COMMON STOCKS 93.5%
BIOTECHNOLOGY 15.6%
115,000   Bio-Technology General Corp(a)                      $    860,200
 20,400   Biogen Inc(a)                                          1,133,832
  8,300   Chiron Corp(a)                                           368,271
 16,900   Genzyme Corp - Genl  Division(a)                         767,598
 45,700   Idexx Laboratories Inc(a)                              1,068,009
 29,200   Medimmune Inc(a)                                       1,040,396
--------------------------------------------------------------------------------
Total Biotechnology                                              5,238,306

HEALTH CARE DISTRIBUTORS & SERVICES 29.2%
 17,400   Cardinal Health, Inc                                   1,286,730
 26,800   Express Scripts Inc(a)                                 1,482,576
 43,600   Lincare Holdings Inc(a)                                1,158,452
 36,500   Maximus Inc(a)                                         1,450,145
 47,100   Omnicare Inc                                           1,028,193
 62,800   Owens & Minor Inc                                      1,274,840
 37,400   Patterson Dental Co(a)                                 1,378,564
 24,900   Renal Care Group Inc(a)                                  766,173
--------------------------------------------------------------------------------
Total Health Care Distributors & Services                        9,825,673

HEALTH CARE EQUIPMENT 14.4%
 56,500   Boston Scientific Corp(a)                              1,158,250
 65,250   Conmed Corp(a)                                         1,154,925
 21,400   Dentsply International Inc                               983,116
 42,800   Mentor Corp                                            1,082,840
 36,300   Visx Inc(a)                                              480,249
--------------------------------------------------------------------------------
Total Health Care Equipment                                      4,859,380

HEALTH CARE SUPPLIES 9.5%
 27,700   Cooper Companies Inc                                   1,299,130
 22,000   Invacare Corp                                            891,000
109,400   Theragenics Corp(a)                                    1,010,856
--------------------------------------------------------------------------------
Total Health Care Supplies                                       3,200,986

MANAGED HEALTH CARE 8.4%
 58,000   Humana Inc(a)                                            699,480
 11,500   Oxford Health Plans Inc(a)                               326,600
 16,700   Trigon Healthcare Inc(a)                               1,093,850
  6,400   Wellpoint Health  Networks(a)                            698,560
--------------------------------------------------------------------------------
Total Managed Health Care                                        2,818,490

PHARMACEUTICALS 16.4%
 21,400   Alpharma Inc Class A                                     616,320
 17,000   Forest Laboratories Inc Class A(a)                     1,226,380
 40,600   ICN Pharmaceuticals, Inc                               1,069,810
 32,750   Ivax Corp(a)                                             726,068
  9,100   Medicis Pharmaceutical  Class A(a)                       454,818
 35,600   Mylan Laboratories                                     1,161,272
  4,800   Watson Pharmaceuticals Inc(a)                            262,608
--------------------------------------------------------------------------------
Total Pharmaceuticals                                            5,517,276

Total Common Stocks (Cost $29,630,007)                          31,460,111
--------------------------------------------------------------------------------
SHORT-TERM COMMERCIAL NOTES 1.9%
--------------------------------------------------------------------------------
$276,770  American Family Demand Note
          2.32%     4/18/2002                                      276,770
--------------------------------------------------------------------------------
 377,498  Wisconsin Electric Demand Note
          2.32%     6/21/2002                                      377,498
--------------------------------------------------------------------------------
Short-Term Commercial Notes
           (Cost $654,268)                                         654,268
--------------------------------------------------------------------------------
Total Investments 95.4%
           (Cost $30,284,275)                                   32,114,379
--------------------------------------------------------------------------------
Other Assets less Liabilities 4.6%                               1,531,485
--------------------------------------------------------------------------------
Net Assets 100.0%                                             $ 33,645,864

THE ACCOMPANYING NOTES ARE AN INTEGRAL PART OF THE FINANCIAL STATEMENTS

(a)  NON-INCOME PRODUCING SECURITY

ICON FUNDS               MANAGEMENT DISCUSSION & ANALYSIS

[GRAPHIC]LEISURE AND CONSUMER STAPLES FUND

PERFORMANCE

The ICON Leisure and Consumer Staples Fund gained 2.26% in the fiscal year ended September 30, 2001. This was a strong performance compared to the S&P SuperComposite 1500 Index's(1) 25.73% loss in the same time period. For comparative purposes, it is also useful to view the ICON Leisure and Consumer Staples Fund's performance relative to a sector index. The S&P SuperComposite Consumer Staples Index(2) lost 4.56% while the S&P Consumer Cyclicals Index(3) lost 7.05%. While neither index is a good comparison individually, together they provide a good reference for the Fund's performance relative to a narrow index.

SECTOR REVIEW

As recessionary fears and pressures in the economy increased, the broader equities market buckled and lost value. This benefited the more defensive Consumer Staples portion of the ICON Leisure and Consumer Staples Fund as investors sought out companies whose earnings are less dependant on discretionary spending. The Agricultural Products industry, a defensive industry, was among the top ten performing industries of the past fiscal year. Food Distributors like Supervalu Inc., which has returned 38.79% in the past fiscal year, also appeared to benefit from investors looking for protection from economic fallout. In addition to these clearly defensive industries, restaurants have performed well over the past year. The S&P SuperComposite Restaurant Index lost .65% over the past fiscal year compared to a 25.73% decline in the broader market. The performance in the S&P SuperComposite Restaurant Index was impressive considering that the largest component in the index, McDonald's Corporation (comprising about 50% of the index), declined 9.51% in the same period.

INVESTMENT STRATEGY AND ACTIVITY

The dual nature of the equities in the Leisure and Consumer Staples sectors allows us to tilt the portfolio toward the defensive Consumer Staples or the more aggressive Leisure industries, depending on the anticipated economic factors. We were able to take advantage of strong performing industries in the ICON Leisure and Consumer Staples Fund like Agricultural Products during the first half of the Fund's fiscal year.

At the end of the Fund's fiscal year, many of the cyclical industries had value and were performing well according to our model. We increased exposure to the Leisure Products industry with companies like Brunswick Corporation. Brunswick Corporation, a manufacturer of everything from bowling balls to fishing boats, was under-valued, outperforming the market, and had strong earnings per share growth. Restaurants selected for the Fund also performed well and seemed to be unaffected by the September 11, 2001 terrorist attacks in New York City and Washington, D.C. Hotels and destination resorts were directly and negatively affected by the attacks. Travel was stifled from forced groundings, increased security, and general fear. These events adversely affected the revenues of all industries that rely on travel. However, we believe that the reduction in leisure travel is temporary and directly related to the attacks, and should show improvement over time.

SECTOR OUTLOOK

The Federal Reserve's attempts to bolster the economy by drastically reducing the Federal Funds rate should encourage recovery from our current economic slumber. With this attempt to bolster the economy, we anticipate a broad rally in the equities market as a whole, with a particularly strong performance in the cyclical industries. Although components of the ICON Leisure and Consumer Staples Fund may be characterized as defensive, we feel that with its increased exposure to more cyclical industries the Fund is postured to participate in this anticipated upward move.

FUND RETURNS*

                                           TOTAL RETURN           AVERAGE ANNUAL
                                           FOR ONE-YEAR            TOTAL RETURN
                                           PERIOD ENDED           SINCE INCEPTION
                                        SEPTEMBER 30, 2001         (MAY 9, 1997)
ICON Leisure and Consumer Staples Fund        2.26%                   9.00%

(1) THE S&P SUPERCOMPOSITE 1500 INDEX IS A BROAD-BASED CAPITALIZATION-WEIGHTED INDEX COMPRISED OF STOCKS OF 1500 U.S. COMPANIES. IT REPRESENTS A COMBINATION OF THE S&P 400, S&P 500 AND THE S&P 600 INDEXES. IT IS AN UNMANAGED INDEX THAT INCLUDES THE REINVESTMENT OF DIVIDENDS AND DOES NOT REFLECT DEDUCTIONS FOR COMMISSIONS, MANAGEMENT FEES AND EXPENSES. INDIVIDUALS CANNOT INVEST IN THE INDEX ITSELF.

(2) THE S&P SUPERCOMPOSITE CONSUMER STAPLES INDEX IS A CAPITALIZATION-WEIGHTED INDEX THAT MEASURES THE PERFORMANCE OF THE CONSUMER STAPLES SECTOR OF THE S&P SUPERCOMPOSITE INDEX. IT IS AN UNMANAGED INDEX THAT INCLUDES THE REINVESTMENT OF DIVIDENDS AND DOES NOT REFLECT DEDUCTIONS FOR COMMISSIONS, MANAGEMENT FEES AND EXPENSES. INDIVIDUALS CANNOT INVEST IN THE INDEX ITSELF.

(3) THE S&P CONSUMER CYCLICALS INDEX IS A CAPITALIZATION-WEIGHTED INDEX OF ALL STOCKS DESIGNED TO MEASURE THE PERFORMANCE OF THE CONSUMER CYCLICALS SECTOR OF THE S&P 500 INDEX. IT IS AN UNMANAGED INDEX THAT INCLUDES THE REINVESTMENT OF DIVIDENDS AND DOES NOT REFLECT DEDUCTIONS FOR COMMISSIONS, MANAGEMENT FEES AND EXPENSES. INDIVIDUALS CANNOT INVEST IN THE INDEX ITSELF.

 * FIGURES SHOWN ARE HISTORICAL PERFORMANCE, AND ARE NOT PREDICTIVE OF FUTURE RESULTS. Returns assume all distributions reinvested, and reflect all applicable fees and fund expenses. The investment return and principal value of an investment in the ICON Funds will fluctuate and shares, when redeemed, may be worth more or less than their original cost. Because of the narrow industry or regional focus of the ICON U.S. Equity and International Equity Funds, each Fund's performance will generally be closely tied to and affected by the performance of its respective industry or foreign region.

    A Fund's performance may from time to time be subject to substantial short-term changes, particularly during periods of market or interest rate volatility. The extreme market volatility surrounding the events of September 11, 2001 may have an impact on the Fund's performance, and may result in performance significantly different than presented here. Please visit the ICON Funds web site to obtain more current performance information.

    FOR MORE COMPLETE INFORMATION ABOUT THE ICON FUNDS, INCLUDING CHARGES AND EXPENSES, PLEASE OBTAIN A PROSPECTUS BY CALLING 1-800-764-0442 OR VISIT OUR WEB SITE AT www.iconfunds.com. PLEASE READ THE PROSPECTUS CAREFULLY BEFORE YOU INVEST, AS INVESTING IN THE ICON FUNDS INVOLVES RISK.

    Data Source: Bloomberg.

--------------------------------------------------------------------------------
PORTFOLIO PROFILE                               SEPTEMBER 30, 2001
Equities                                                96.0%
Top 10 Equity Holdings (% of Net Assets)                39.6%
Number of Stocks                                        40
Cash & Cash Equivalents                                  4.0%

--------------------------------------------------------------------------------
TOP 10 EQUITY HOLDINGS                          SEPTEMBER 30, 2001
Sonic Corp                                               5.3%
Outback Steakhouse Inc                                   4.5%
Applebees Intl Inc                                       4.4%
Polaris Indus Inc                                        4.2%
Brunswick Corp                                           4.1%
Dean Foods Co                                            3.8%
Ruby Tuesday Inc                                         3.6%
Wendy's Intl Inc                                         3.5%
Constellation Brands Inc Class A                         3.2%
Hilton Hotels Corp                                       3.0%

--------------------------------------------------------------------------------
TOP INDUSTRIES                                  SEPTEMBER 30, 2001
Restaurants                                             31.0%
Leisure Products                                        15.7%
Casinos & Gaming                                         9.0%
Computer & Electronics Retail                            4.3%
Hotels                                                   4.1%
Packaged Foods                                           3.8%
Movies & Entertainment                                   3.6%
Personal Products                                        3.5%
Distillers & Vintners                                    3.2%
Specialty Stores                                         3.0%
Automobile Manufacturers                                 2.9%
Food Distributors                                        2.4%
Tobacco                                                  2.2%
Consumer Electronics                                     2.0%
Leisure Facilities                                       2.0%
Agricultural Products                                    1.9%
Broadcasting & Cable TV                                  1.4%
--------------------------------------------------------------------------------

PERFORMANCE OVERVIEW*

                                               ICON                S&P             S&P             S&P
                                            LEISURE AND      SUPERCOMPOSITE   SUPERCOMPOSITE     CONSUMER
                                         CONSUMER STAPLES         1500           CONSUMER       CYCLICALS
                                               FUND              INDEX         STAPLES INDEX      INDEX
GROWTH OF $10,000 SINCE INCEPTION              $14,607          $13,572          $12,273         $15,279

CUMULATIVE RETURN SINCE INCEPTION                46.07%           35.72%           22.73%          52.79%

AVERAGE ANNUAL RETURN SINCE INCEPTION             9.00%            7.19%            4.77%          10.12%

ALL INFORMATION IS FOR THE PERIOD ENDED 9/30/01

LIFE OF THE FUND
VALUE OF $10,000 INVESTMENT SINCE FUND INCEPTION (MAY 9, 1997) VERSUS FUND BENCHMARKS.

[CHART]

                                                         S&P                   S&P                 S&P
                         ICON LEISURE AND           SUPERCOMPOSITE         SUPERCOMPOSITE        CONSUMER
                       CONSUMER STAPLES FUND          1500 INDEX       CONSUMER STAPLES INDEX  CYCLICALS INDEX
5/9/97                        $10,000                 $10,000                 $10,000             $10,000
6/30/97                       $10,440                 $10,769                 $10,532             $10,769
9/30/97                       $11,350                 $11,703                 $10,622             $12,074
12/31/97                      $11,554                 $11,985                 $11,706             $12,401
3/31/98                       $12,687                 $13,606                 $12,925             $14,843
6/30/98                       $12,346                 $13,937                 $13,400             $15,994
9/30/98                       $11,825                 $12,437                 $11,479             $12,801
12/31/98                      $13,615                 $15,140                 $14,093             $16,886
3/31/99                       $14,414                 $15,689                 $13,631             $18,009
6/30/99                       $15,439                 $16,910                 $13,776             $18,946
9/30/99                       $13,570                 $15,835                 $12,269             $17,106
12/31/99                      $13,001                 $18,205                 $13,169             $20,628
3/31/00                       $12,646                 $18,768                 $12,188             $18,732
6/30/00                       $13,558                 $18,282                 $12,880             $16,735
9/29/00                       $14,285                 $18,274                 $12,860             $16,438
12/29/00                      $14,871                 $16,938                 $13,891             $16,891
3/30/01                       $15,041                 $14,963                 $12,860             $17,045
6/29/01                       $17,057                 $15,946                 $13,581             $18,115
9/30/01                       $14,607                 $13,572                 $12,273             $15,279

SCHEDULE OF INVESTMENTS
SEPTEMBER 30, 2001

SHARES OR PRINCIPAL AMOUNT                                    MARKET VALUE
COMMON STOCKS 96.0%
AUTOMOBILE MANUFACTURERS 2.9%
 34,900   Coachmen Indus Inc                                  $    314,100
 32,600   Thor Indus Inc                                           889,980
--------------------------------------------------------------------------------
Total Automobile Manufacturers                                   1,204,080

COMPUTER & ELECTRONICS RETAIL 4.3%
 11,600   Best Buy Co Inc(a)                                       527,220
 20,800   CDW Computer Centers Inc(a)                              752,544
 39,400   Circuit City Stores-Circuit City Group                   472,800
--------------------------------------------------------------------------------
Total Computer & Electronics Retail                              1,752,564

CONSUMER ELECTRONICS 2.0%
 25,000   Harman International Indus Inc                           837,500
--------------------------------------------------------------------------------
Total Consumer Electronics                                         837,500

SPECIALTY STORES 3.0%
 33,500   Michaels Stores Inc(a)                                 1,224,090
--------------------------------------------------------------------------------
Total Specialty Stores                                           1,224,090

AGRICULTURAL PRODUCTS 1.9%
 62,475   Archer-Daniels-Midland Co                                786,560
--------------------------------------------------------------------------------
Total Agricultural Products                                        786,560

BROADCASTING & CABLE TV 1.4%
 14,410   Clear Channel Communications(a)                          572,798
--------------------------------------------------------------------------------
Total Broadcasting & Cable TV                                      572,798

CASINOS & GAMING 9.0%
 25,000   Anchor Gaming(a)                                       1,037,500
 21,200   GTech Holdings Corp(a)                                   732,248
 39,800   Harrah's Entertainment Inc(a)                          1,074,998
 53,000   Mandalay Resort Group(a)                                 860,190
--------------------------------------------------------------------------------
Total Casinos & Gaming                                           3,704,936

DISTILLERS & VINTNERS 3.2%
 31,800   Constellation Brands Inc Class A(a)                    1,324,788
--------------------------------------------------------------------------------
Total Distillers & Vintners                                      1,324,788

FOOD DISTRUBUTORS 2.4%
 49,300   Supervalu Inc                                            997,339
--------------------------------------------------------------------------------
Total Food Distributors                                            997,339

HOTELS 4.1%
159,310   Hilton Hotels Corp                                     1,250,584
 49,800   Prime Hospitality Corp(a)                                438,240
--------------------------------------------------------------------------------
Total Hotels                                                     1,688,824

LEISURE FACILITIES 2.0%
 40,200   Speedway Motorsports Inc(a)                              799,176
--------------------------------------------------------------------------------
Total Leisure Facilities                                           799,176

LEISURE PRODUCTS 15.7%
 63,300   Arctic Cat Inc                                           853,284
103,200   Brunswick Corp                                         1,699,704
 88,300   Jakks Pacific Inc(a)                                   1,192,050
 45,400   Polaris Indus Inc                                      1,742,452
 44,700   Scp Pool Corp(a)                                         954,345
--------------------------------------------------------------------------------
Total Leisure Products                                           6,441,835

MOVIES & ENTERTAINMENT 3.6%
 21,500   AOL Time Warner Inc(a)                                   711,650
 21,300   The Walt Disney Co(a)                                    396,606
 11,400   Viacom Inc Class B(a)                                    393,300
--------------------------------------------------------------------------------
Total Movies & Entertainment                                     1,501,556

PACKAGED FOODS 3.8%
 34,000   Dean Foods Co                                          1,572,500
--------------------------------------------------------------------------------
Total Packaged Foods                                             1,572,500

PERSONAL PRODUCTS 3.5%
 35,600   Natures Sunshine Products Inc                            407,620
 77,300   NBTY Inc(a)                                            1,017,268
--------------------------------------------------------------------------------
Total Personal Products                                          1,424,888

RESTAURANTS 31.0%
 60,700   Applebees International Inc                            1,790,650
 23,600   CEC Entertainment Inc(a)                                 804,760
 32,900   Darden Restaurants Inc                                   863,625
 72,300   Outback Steakhouse Inc(a)                              1,851,603
 28,900   Papa John's International Inc                            752,845
 95,400   Ruby Tuesday Inc                                       1,497,780
 55,700   Ryan's Family Steak Houses Inc(a)                        953,584
 72,050   Sonic Corp(a)                                          2,184,556
 62,900   The Steak N Shake Co(a)                                  622,710
 54,000   Wendy's Intl Inc                                       1,439,100
--------------------------------------------------------------------------------
Total Restaurants                                               12,761,213

TOBACCO 2.2%
 38,700   Schweitzer-Mauduit International Inc                     917,964
--------------------------------------------------------------------------------
Total Tobacco                                                      917,964

Total Common Stocks(Cost $40,143,183)                           39,512,611
--------------------------------------------------------------------------------
SHORT-TERM COMMERCIAL NOTES 4.0%
--------------------------------------------------------------------------------
$964,792  American Family Demand Note
          2.32%     4/18/2002                                       964,792
--------------------------------------------------------------------------------
679,522   Wisconsin Electric Demand Note
          2.32%     6/21/2002                                      679,522
--------------------------------------------------------------------------------
Short-Term Commercial Notes
           (Cost $1,644,314)                                     1,644,314
--------------------------------------------------------------------------------
Total Investments 100.0%
           (Cost $41,787,497)                                   41,156,925
--------------------------------------------------------------------------------
Other Assets less Liabilities 0.0%                                   5,223
--------------------------------------------------------------------------------
Net Assets 100.0%                                             $ 41,162,148
--------------------------------------------------------------------------------

THE ACCOMPANYING NOTES ARE AN INTEGRAL PART OF THE FINANCIAL STATEMENTS

(a) NON-INCOME PRODUCING SECURITY

ICON FUNDS               MANAGEMENT DISCUSSION & ANALYSIS

[GRAPHIC]INFORMATION TECHNOLOGY FUND

PERFORMANCE

The ICON Information Technology Fund depreciated 32.90% for the one-year period ended September 30, 2001. The return for the S&P SuperComposite 1500 Index(1) over the same one-year period was negative 25.73%. The return on the technology laden NASDAQ Composite Index(2) was negative 59.08% for the period.

For comparative purposes, it is also instructive to evaluate the ICON Information Technology Fund's performance relative to other more narrowly based sector indexes. The Pacific Coast Stock Exchange High Technology Index,(3) which tracks 100 technology companies, was down 50.12% for the one-year period ended September 30, 2001. The Morgan Stanley High Tech Index,(4) composed of 35 stocks from nine technology industry groups, depreciated 60.62% over the same period.

SECTOR REVIEW

The technology sector lagged the broader market, as defined by the S&P SuperComposite 1500 Index, over the past year. The extreme optimism that catapulted the technology sector to all-time highs in March 2000 when the NASDAQ Composite Index reached 5132.52, has steadily given way to rising pessimism about the sector's future prospects. A cycle of downward earnings revisions has contributed to the decline. Despite the Federal Reserve Board cutting its benchmark fed funds rate nine times since January 3rd of this year, the economy has continued to slow and the technology sector has led the stock market decline.

The NASDAQ Composite Index ended this year's reporting period at 1498.80, down 70.80% from its high of March 2000. The broader market has also declined significantly, but not with the same magnitude as the technology sector. The S&P SuperComposite 1500 Index peaked at 328.49 on March 24, 2000 two weeks after the NASDAQ Composite Index reached its all-time high. The S&P SuperComposite 1500 Index ended this year's reporting period at 225.55, down 31.34% from its peak, or about half the decline of the NASDAQ Composite Index.

While the NASDAQ Composite Index led the broader market to historic highs in early 2000, it has suffered a much steeper decline than the S&P SuperComposite 1500 Index during this past year's market downturn. Much of the decline in the technology sector can be attributed to the euphoria in early 2000, buttressed primarily by Internet mania, giving way to the inability of many of these Internet companies to deliver the revenues and earnings growth that the market had anticipated. Then, as the economy continued to slow throughout the year, investors who had suffered large losses in 2000 were hesitant to jump back into the technology sector until there were some clear signs of an economic turnaround. All near-term hopes of such signs vanished suddenly and tragically as the events of September 11th stunned the nation and the world.

INVESTMENT STRATEGY AND ACTIVITY

Despite the downward spiral in the technology sector over this past year, The ICON Information Technology Fund avoided a significant portion of the declines seen in the technology based indexes cited above. We were able to achieve this improved relative performance by adhering to our value driven quantitative discipline. We tilted the portfolio toward industries and equities that represented the best bargains in the technology sector because they were priced below their intrinsic value, based on our valuation model.

(1)THE S&P SUPERCOMPOSITE 1500 INDEX IS A BROAD-BASED CAPITALIZATION-WEIGHTED INDEX COMPRISED OF STOCKS OF 1500 U.S. COMPANIES. IT REPRESENTS A COMBINATION OF THE S&P 400, S&P 500 AND THE S&P 600 INDEXES. IT IS AN UNMANAGED INDEX THAT INCLUDES THE REINVESTMENT OF DIVIDENDS AND DOES NOT REFLECT DEDUCTIONS FOR COMMISSIONS, MANAGEMENT FEES AND EXPENSES. INDIVIDUALS CANNOT INVEST IN THE INDEX ITSELF.

(2)THE NASDAQ COMPOSITE INDEX IS A BROAD-BASED CAPITALIZATION-WEIGHTED INDEX OF ALL NASDAQ NATIONAL MARKET AND SMALL CAP STOCKS. IT IS AN UNMANAGED INDEX THAT INCLUDES THE REINVESTMENT OF DIVIDENDS AND DOES NOT REFLECT DEDUCTIONS FOR COMMISSIONS, MANAGEMENT FEES AND EXPENSES. INDIVIDUALS CANNOT INVEST IN THE INDEX ITSELF.

(3)THE PACIFIC COAST STOCK EXCHANGE HIGH TECHNOLOGY INDEX IS A PRICE-WEIGHTED INDEX OF THE TOP 100 U.S. TECHNOLOGY STOCKS. IT IS AN UNMANAGED INDEX THAT INCLUDES THE REINVESTMENT OF DIVIDENDS AND DOES NOT REFLECT DEDUCTIONS FOR COMMISSIONS, MANAGEMENT FEES AND EXPENSES. INDIVIDUALS CANNOT INVEST IN THE INDEX ITSELF.

(4)THE MORGAN STANLEY HIGH TECH INDEX IS AN EQUAL DOLLAR-WEIGHTED INDEX OF 35 STOCKS FROM 9 TECHNOLOGY SUBSECTORS: COMPUTER SERVICES, DESIGN SOFTWARE, SERVER SOFTWARE, PC SOFTWARE AND NEW MEDIA, NETWORKING AND TELECOM EQUIPMENT, SERVER HARDWARE, PC HARDWARE AND PERIPHERALS, SPECIALIZED SYSTEMS, AND SEMICONDUCTORS. IT IS AN UNMANAGED INDEX THAT INCLUDES THE REINVESTMENT OF DIVIDENDS AND DOES NOT REFLECT DEDUCTIONS FOR COMMISSIONS, MANAGEMENT FEES AND EXPENSES. INDIVIDUALS CANNOT INVEST IN THE INDEX ITSELF.

The steep decline in the technology sector combined with lower interest rates created ample opportunity to spot value within the sector. The euphoria of early 2000 had given way to extreme fear in 2001, and industries across the technology sector were priced below their intrinsic value based on our valuation model. Therefore, we maintained a near fully invested position and allocated funds broadly across a spectrum of technology industries. As new cash flowed into the Fund, it was allocated to those industries that were the least expensive and displayed high relative strength versus competing industries within the technology sector.

INDUSTRIES

As of the end of the fiscal year, the Fund's largest industry position was in Electronic Equipment & Instruments, comprising 18.0% of the Fund. This industry ended the year with the second highest relative strength ranking among the sector's twelve industries according to our analysis. Further, Electronic Equipment & Instruments ended the year with a value-to-price (v/p) ratio above the sector average. These two factors - strong relative strength and a relatively high v/p - are the primary reasons for the large industry position within the Fund. Semiconductors and Application Software represented the second and third largest industry weightings in the Fund respectively. Both of these industries were selling at bargain prices based on our valuation model.

EQUITIES

Microchip Technology Inc. was the Fund's largest holding. This semiconductor chip manufacturer has performed well relative to the technology sector and remained on sale as of the end of the Fund's fiscal year based on our valuation model. Anixter International, a networking products manufacturer, was the second largest holding in the Fund. Like Microchip Technology, Anixter International outperformed the technology sector and continued to trade at a discount to its intrinsic value. Another significant holding in the Fund was Zebra Technologies Corp. This manufacturer of bar code label printers was one of four names held by the Fund in the Office Electronics industry. This industry had the highest relative strength ranking within the sector and remained on sale based on our valuation model as of the end of the Fund's fiscal year.

SECTOR OUTLOOK

As the technology sector declined sharply over this past year, our valuation model signaled that this sector had become undervalued. We therefore expect the sector to participate fully in any market rebound. Given the aggressive series of rate cuts undertaken by the Federal Reserve, as well as the federal government's willingness to use spending increases and tax cuts to stimulate the economy, we believe that an economic rebound may begin within the first half of 2002. In such a scenario, the stock market could begin to rally towards the end of this year or the beginning of 2002, approximately six months ahead of the economic rebound.

FUND RETURNS*

                       TOTAL RETURN         AVERAGE ANNUAL
                       FOR ONE-YEAR          TOTAL RETURN
                       PERIOD ENDED         SINCE INCEPTION
                    SEPTEMBER 30, 2001    (FEBRUARY 19, 1997)
 ICON Information
 Technology Fund         -32.90%                 19.15%

* FIGURES SHOWN ARE HISTORICAL PERFORMANCE, AND ARE NOT PREDICTIVE OF FUTURE RESULTS. Returns assume all distributions reinvested, and reflect all applicable fees and fund expenses. The investment return and principal value of an investment in the ICON Funds will fluctuate and shares, when redeemed, may be worth more or less than their original cost. Because of the narrow industry focus of the ICON U.S. Equity Funds, each Fund's performance will generally be closely tied to and affected by the performance of its respective industry.

    A Fund's performance may from time to time be subject to substantial short-term changes, particularly during periods of market or interest rate volatility. The extreme market volatility surrounding the events of September 11, 2001 may have an impact on the Fund's performance, and may result in performance significantly different than presented here. Please visit the ICON Funds web site to obtain more current performance information.

    Technology companies performed exceptionally well between 1997 and early 2000, and the ICON Information Technology Fund benefited from that performance. Such performance may not be repeatable, and investors should maintain realistic expectations for future performance. Taking a temporary defensive cash position during a period less favorable to technology stocks may have positively impacted returns.

    FOR MORE COMPLETE INFORMATION ABOUT THE ICON FUNDS, INCLUDING CHARGES AND EXPENSES, PLEASE OBTAIN A PROSPECTUS BY CALLING 1-800-764-0442 OR VISIT OUR WEB SITE AT www.iconfunds.com. PLEASE READ THE PROSPECTUS CAREFULLY BEFORE YOU INVEST, AS INVESTING IN THE ICON FUNDS INVOLVES RISK.

    Data Source: Bloomberg

--------------------------------------------------------------------------------
PORTFOLIO PROFILE                            SEPTEMBER 30, 2001
Equities                                     99.3%
Top 10 Equity Holdings (% of Net Assets)     38.4%
Number of Stocks                             51
Cash & Cash Equivalents                       2.4%
--------------------------------------------------------------------------------
TOP 10 EQUITY HOLDINGS                       SEPTEMBER 30, 2001
Microchip Technology Inc                      5.6%
Anixter Intl Inc                              5.2%
Investment Technology Group                   3.9%
Zebra Technologies Corp Class A               3.9%
Applied Materials Inc                         3.9%
Black Box Corp                                3.4%
Computer Associates Intl Inc                  3.2%
Harman Intl Indus Inc                         3.1%
Inter-tel Inc                                 3.1%
NCR Corp                                      3.1%
--------------------------------------------------------------------------------
TOP INDUSTRIES                               SEPTEMBER 30, 2001
Electronic Equipment & Instruments           18.0%
Semiconductors                               12.3%
Application Software                         10.2%
Systems Software                              8.8%
Semiconductor Equipment                       8.3%
Networking Equipment                          8.2%
Office Electronics                            8.0%
IT Consulting & Services                      7.9%
Telecommunications Equipment                  7.3%
Computer Hardware                             6.6%
Consumer Electronics                          3.1%
Computer Storage & Peripherals                0.6%
--------------------------------------------------------------------------------

                              PERFORMANCE OVERVIEW*

                                            ICON               S&P                          PACIFIC COAST
                                         INFORMATION      SUPERCOMPOSITE     NASDAQ        STOCK EXCHANGE     MORGAN STANLEY
                                          TECHNOLOGY          1500          COMPOSITE     HIGH TECHNOLOGY       HIGH TECH
                                            FUND              INDEX           INDEX            INDEX              INDEX
GROWTH OF $10,000 SINCE INCEPTION          $ 22,447          $ 13,789        $ 11,140      $  19,421          $   18,851

CUMULATIVE RETURN SINCE INCEPTION           124.47%            37.89%          11.40%         94.21%              88.51%

AVERAGE ANNUAL RETURN SINCE INCEPTION        19.15%             7.21%           2.37%         15.47%              14.73%

ALL INFORMATION IS FOR THE PERIOD ENDED 9/30/01

LIFE OF THE FUND
VALUE OF $10,000 INVESTMENT SINCE FUND INCEPTION (FEBRUARY 19, 1997) VERSUS FUND BENCHMARKS.

[CHART]

                                            S&P           NASDAQ       PACIFIC COAST        MORGAN STANLEY
                 ICON INFORMATION     SUPERCOMPOSTE     COMPOSITE      STOCK EXCHANGE         HIGH TECH
                  TECHNOLOGY FUND       1500 INDEX        INDEX     HIGH TECHNOLOGY INDEX       INDEX
     2/19/97           $10,000            $10,000        $10,000         $10,000                $10,000
     3/31/97           $ 9,210            $ 9,334        $ 8,949         $ 8,993                $ 8,834
     6/30/97           $10,850            $10,941        $10,580         $10,500                $10,630
     9/30/97           $12,960            $11,890        $12,379         $12,516                $12,991
    12/31/97           $10,432            $12,176        $11,546         $10,827                $11,184
     3/31/98           $11,524            $13,824        $13,511         $12,902                $13,567
     6/30/98           $11,087            $14,160        $13,960         $12,912                $14,913
     9/30/98           $ 9,569            $12,636        $12,492         $11,947                $14,372
    12/31/98           $13,975            $15,382        $16,188         $16,794                $21,920
     3/31/99           $15,489            $15,941        $18,185         $18,603                $25,596
     6/30/99           $19,901            $17,181        $19,862         $22,452                $29,100
     9/30/99           $21,006            $16,088        $20,319         $23,501                $30,936
    12/31/99           $29,491            $18,496        $30,129         $36,414                $46,283
     3/31/00           $36,187            $19,068        $33,868         $43,541                $53,406
     6/30/00           $33,511            $18,574        $29,387         $41,281                $51,104
     9/30/00           $33,451            $18,567        $27,224         $38,940                $47,864
    12/31/00           $33,641            $17,209        $18,322         $30,541                $33,639
     3/31/01           $28,145            $15,203        $13,657         $24,842                $26,407
     6/30/01           $32,231            $16,202        $16,051         $27,242                $29,203
     9/30/01           $22,447            $13,789        $11,140         $19,421                $18,851

SCHEDULE OF INVESTMENTS
SEPTEMBER 30, 2001

SHARES OR PRINCIPAL AMOUNT                           MARKET VALUE
COMMON STOCKS 99.3%
CONSUMER ELECTRONICS 3.1%
111,700   Harman Intl
          Indus Inc                               $     3,741,950
------------------------------------------------------------------
Total Consumer Electronics                              3,741,950

APPLICATION SOFTWARE 10.2%
 65,000   Barra Inc(a)                                  2,731,300
426,700   Compuware Corp(a)                             3,554,411
115,000   Gerber Scientific Inc                         1,207,500
125,000   Reynolds & Reynolds
          Company - Class A                             2,912,500
160,000   Take-Two Interactive
          Software(a)                                   1,131,200
100,000   Transaction Systems
          Archit Inc(a)                                   628,000
------------------------------------------------------------------
Total Application Software                             12,164,911

COMPUTER HARDWARE 6.6%
175,400   Compaq Computer Corp                          1,457,574
183,900   Gateway Inc(a)                                1,002,255
108,000   Hewlett-Packard Co                            1,738,800
123,100   NCR Corp(a)                                   3,649,915
------------------------------------------------------------------
Total Computer Hardware                                 7,848,544

COMPUTER STORAGE & PERIPHERALS 0.6%
 31,000   EMC Corp(a)                                     364,250
 47,000   Network Appliance Inc(a)                        319,600
------------------------------------------------------------------
Total Computer Storage & Peripherals                      683,850

ELECTRONIC EQUIPMENT & INSTRUMENTS 18.0%
250,300   Anixter Intl Inc(a)                           6,202,434
 89,900   Arrow Electronics Inc(a)                      1,875,314
 94,800   Avnet Inc                                     1,724,412
 50,000   Cognex Corp(a)                                  981,000
 50,000   Jabil Circuit Inc(a)                            895,000
150,400   Kemet Corp(a)                                 2,475,584
250,000   Methode Electronics
          Class A                                       1,887,500
 50,000   Plexus Corp(a)                                1,179,000
 68,700   Sanmina Corp(a)                                 932,946
 85,000   Tech Data Corp(a)                             3,221,500
------------------------------------------------------------------
Total Electronic Equipment &
  Instruments                                          21,374,690

IT CONSULTING & SERVICES 7.9%
187,500   American Management
          Systems(a)                                    2,251,875
 40,000   Computer Sciences Corp(a)                     1,326,800
 84,300   Investment Technology
          Group Inc(a)                                  4,677,807
 80,000   Keane Inc(a)                                  1,092,000
------------------------------------------------------------------
Total IT Consulting & Services                          9,348,482

NETWORKING EQUIPMENT 8.2%
185,000   3com Corp(a)                                    693,750
421,000   Adaptec Inc(a)                                3,309,060
 95,600   Black Box Corp(a)                             4,022,848
140,300   Cisco Systems Inc(a)                          1,708,854
------------------------------------------------------------------
Total Networking Equipment                              9,734,512

OFFICE ELECTRONICS 8.0%
 80,000   Global Imaging Systems
          Inc(a)                                        1,380,800
235,000   Ikon Office Solutions Inc                     1,814,200
214,000   Xerox Corp                                    1,658,500
124,500   Zebra Technologies Corp
          Class A(a)                                    4,663,770
------------------------------------------------------------------
Total Office Electronics                                9,517,270

SEMICONDUCTOR EQUIPMENT 8.3%
161,800   Applied Materials Inc(a)                      4,601,592
179,100   Helix Technology Corp                         2,908,584
119,000   Teradyne Inc(a)                               2,320,500
------------------------------------------------------------------
Total Semiconductor Equipment                           9,830,676

SEMICONDUCTORS 12.3%
180,500   Altera Corp(a)                                2,956,590
140,000   Cypress Semi-conductor
          Corp(a)                                       2,080,400
250,900   Microchip Technology Inc(a)                   6,724,120
 50,000   Qlogic Corp(a)                                  950,000
 81,000   Xilinx Inc(a)                                 1,905,930
------------------------------------------------------------------
Total Semiconductors                                   14,617,040

SYSTEMS SOFTWARE 8.8%
 90,000   BMC Software, Inc(a)                          1,143,000
150,000   Computer Associates
          Intl Inc                                      3,861,000
205,200   Progress Software Corp(a)                     2,870,748
 75,000   Symantec Corp(a)                              2,600,250
------------------------------------------------------------------
Total Systems Software                                 10,474,998

TELECOMMUNICATIONS EQUIPMENT 7.3%
177,000   Commscope Inc(a)                              3,162,990
319,500   Inter-Tel Inc                                 3,661,470
 50,900   Plantronics Inc(a)                              867,845
 21,000   Qualcomm Inc(a)                                 998,340
------------------------------------------------------------------
Total Telecommunications Equipment                      8,690,645

Total Common Stocks
          (Cost $163,273,599)                         118,027,568
------------------------------------------------------------------
SHORT-TERM COMMERCIAL NOTES 2.4%
------------------------------------------------------------------
$1,761,818 American Family Demand Note
           2.32%    4/18/2002                           1,761,818
------------------------------------------------------------------
1,106,387 Wisconsin Electric Demand Note
          2.32%    6/21/2002                            1,106,387
------------------------------------------------------------------
Short-Term Commercial Notes
          (Cost $2,868,205)                             2,868,205
------------------------------------------------------------------
Total Investments 101.7%
          (Cost $166,141,804)                         120,895,773
------------------------------------------------------------------
Liabilities less Other Assets (1.7%)                   (2,044,487)
------------------------------------------------------------------
Net Assets 100.0%                                 $   118,851,286


THE ACCOMPANYING NOTES ARE AN INTEGRAL PART OF THE FINANCIAL STATEMENTS

(a) NON-INCOME PRODUCING SECURITY

ICON FUNDS             MANAGEMENT DISCUSSION AND ANALYSIS

[GRAPHIC]TELECOMMUNICATION & UTILITIES FUND

PERFORMANCE

The ICON Telecommunication & Utilities Fund depreciated 18.74% for the one-year period ended September 30, 2001. The return for the S&P SuperComposite 1500 Index(1) over the same one-year period was negative 25.73%.

For comparative purposes, it is also instructive to evaluate the ICON Telecommunication & Utilities Fund's performance relative to other more narrowly based sector indexes. Two Standard & Poor's indexes are helpful to capture the Fund's performance: the S&P SuperComposite Communications Services Index,(2) which is composed of 19 telecommunications stocks and, the S&P SuperComposite Utilities Index,(3) which contains 97 companies in the electric, gas, water utility, and power generating industries. For the one-year period in review, the S&P SuperComposite Communications Services Index depreciated 21.60%, while the S&P SuperComposite Utilities Index depreciated 22.38%.

SECTOR REVIEW

Both the telecommunication and utilities components of this sector performed slightly better than the broader market, as defined by the S&P SuperComposite 1500 Index, this past fiscal year. However, the broader market suffered substantial losses, and neither the telecommunications nor the utilities sector was a place of refuge. The defensive qualities of global telecommunications providers and electric companies did not protect investors during a year marked by economic uncertainty, volatility, the tragic terrorist attack on September 11, 2001, and ultimately a broad based market decline.

In the telecommunications sector, intense competition and weak demand led to pricing wars and, in turn, pressures on revenue and net income. As a result, this sector was unable to bounce back from its poor performance in fiscal year 2000. Last year the S&P SuperComposite Communications Services Index declined 16.36% while the broader market posted a gain of 15.40%. Ordinarily a downturn in the broader market like that seen this year would have driven investors to defensive sectors like telecommunications. In 2001, however, investors avoided this sector in an apparent attempt to anticipate an economic bottom and subsequent rebound resulting from the Federal Reserve Board's aggressive series of interest rate reductions.

In the utilities sector, the general theme was much the same. Investors bought more cyclically oriented industries (Retail Specialty Stores and Homebuilding) in lieu of utilities, apparently in anticipation of an economic rebound that has yet to develop. As a result, of the eleven S&P sectors tracked by Bloomberg Financial, the utilities sector ranked ninth in performance, outpacing only capital goods and technology. This poor performance relative to all other sectors came on the heels of an extremely strong fiscal year 2000. For the period from October 1, 1999 through September 30, 2000, the utilities sector appreciated 44.46% and ranked first among all eleven sectors.

INVESTMENT STRATEGY AND ACTIVITY

While in 2000 the Fund was heavily weighted in utilities, this year we allocated capital more evenly between the utilities and telecommunications components of the Fund. As of September 30, 2000, 64.9% of the Fund was invested in utility stocks, while 19.0% was invested in telecommunications related stocks. As of September 30, 2001, 45.1% of the Fund was invested in utilities, while 38.9% was invested in telecommunications related issues.

We increased the weighting in telecommunications because this component of the Fund had become increasingly undervalued based on our valuation model. Over the past two years, telecommunications issues have declined (down 16.36% in fiscal year 2000 and down 21.60% in fiscal year 2001) as reflected in the S&P SuperComposite Communications

(1) THE S&P SUPERCOMPOSITE 1500 INDEX IS A BROAD-BASED CAPITALIZATION-WEIGHTED INDEX COMPRISED OF STOCKS OF 1500 U.S. COMPANIES. IT REPRESENTS A COMBINATION OF THE S&P 400, S&P 500 AND THE S&P 600 INDEXES. IT IS AN UNMANAGED INDEX THAT INCLUDES THE REINVESTMENT OF DIVIDENDS AND DOES NOT REFLECT DEDUCTIONS FOR COMMISSIONS, MANAGEMENT FEES AND EXPENSES. INDIVIDUALS CANNOT INVEST IN THE INDEX ITSELF.

(2) THE S&P SUPERCOMPOSITE COMMUNICATIONS SERVICES INDEX IS A
    CAPITALIZATION-WEIGHTED INDEX THAT MEASURES THE PERFORMANCE OF THE COMMUNICATIONS SERVICES SECTOR OF THE S&P SUPERCOMPOSITE INDEX. IT IS AN UNMANAGED INDEX THAT INCLUDES THE REINVESTMENT OF DIVIDENDS AND DOES NOT REFLECT DEDUCTIONS FOR COMMISSIONS, MANAGEMENT FEES AND EXPENSES. INDIVIDUALS CANNOT INVEST IN THE INDEX ITSELF.

(3) THE S&P SUPERCOMPOSITE UTILITIES INDEX IS A CAPITALIZATION-WEIGHTED INDEX THAT MEASURES THE PERFORMANCE OF THE UTILITIES SECTOR OF THE S&P SUPERCOMPOSITE INDEX. IT IS AN UNMANAGED INDEX THAT INCLUDES THE REINVESTMENT OF DIVIDENDS AND DOES NOT REFLECT DEDUCTIONS FOR COMMISSIONS, MANAGEMENT FEES AND EXPENSES. INDIVIDUALS CANNOT INVEST IN THE INDEX ITSELF.

Services Index. Yet the companies that comprise this sector remain fundamentally strong and have the potential to participate in any economic upturn and stock market rally.

While the telecommunications sector should generally be considered defensive, it is still more sensitive to economic swings than the utilities sector. Accordingly, given the combination of an undervalued telecommunications sector and in anticipation of economic recovery that we hope will begin soon, we trimmed the Fund's position in utilities and increased its position in telecommunications during the first quarter of 2001.

INDUSTRIES

Despite tilting the Fund more in the direction of the telecommunications issues, the largest industry remained Electric Utilities. We reduced this industry weighting from 51.0% at the end of fiscal 2000, to 29.3% at the end of this year. However, the utility issues still in the Fund are consistent with our valuation and relative strength criteria. Integrated Telecommunications Services was the second largest industry weighting in the Fund. This weighting increased from 14.3% at the end of fiscal 2000 to 23.7% at the end of this year. We also maintained a position in the Electrical Components & Equipment industry(4) (11.2% of the Fund). This industry is more cyclical in nature than the Integrated Telecommunications Services or Electric Utilities industries. The economic sensitivity of the Electrical Components & Equipment industry should benefit the Fund if the Federal Reserve's interest rate reductions begin to stimulate the U.S. economy.

EQUITIES

Sprint Corp-Fon Group, a global provider of telecommunications services, was the largest holding in the Fund at the close of the Fund's fiscal year. This company, a constituent of the Integrated Telecommunications Services industry, has outperformed the broader market this year, and remains on sale based on our valuation model. Hubbell Inc, was the second largest holding in the Fund as of September 30, 2001. This manufacturer of electrical and electronic products was priced at a discount to its intrinsic value and had high relative price strength. In addition, it is a more cyclical stock than most of the issues in the Fund. Lastly, Hubbell Inc. was paying a twelve-month dividend yield of 4.4%, which is almost equal to the average dividend yield of companies in the Electric Utilities industry.

SECTOR OUTLOOK

We are hopeful that the series of interest rate reductions undertaken by the Federal Reserve Board this year will stimulate economic activity over the next six months. If early signs of an economic recovery cause investors to begin buying cyclical stocks - those that thrive in an economic expansion - such a scenario would hurt the utility sector more than the telecommunications sector. Defensive utility issues have performed much better when investors anticipate worsening economic conditions and seek refuge in stocks that are not vulnerable to the downturn. While the telecommunications sector is more defensive relative to the consumer cyclical or industrial sectors of the economy, it should outperform utilities if economic conditions improve. Therefore, we have tilted the portfolio towards its more cyclical telecommunications component in anticipation of improving economic conditions.

FUND RETURNS*

                                TOTAL RETURN         AVERAGE ANNUAL
                                FOR ONE-YEAR         TOTAL RETURN
                                PERIOD ENDED         SINCE INCEPTION
                                SEPTEMBER 30, 2001   (JULY 9, 1997)
ICON Telecommunication
  & Utilities Fund                 -18.74%                 10.62%

* FIGURES SHOWN ARE HISTORICAL PERFORMANCE, AND ARE NOT PREDICTIVE OF FUTURE RESULTS. Returns assume all distributions reinvested, and reflect all applicable fees and fund expenses. The investment return and principal value of an investment in the ICON Funds will fluctuate and shares, when redeemed, may be worth more or less than their original cost. Because of the narrow industry focus of the ICON U.S. Equity Funds, each Fund's performance will generally be closely tied to and affected by the performance of its respective industry.

    A Fund's performance may from time to time be subject to substantial short-term changes, particularly during periods of market or interest rate volatility. The extreme market volatility surrounding the events of September 11, 2001 may have an impact on the Fund's performance, and may result in performance significantly different than presented here. Please visit the ICON Funds web site to obtain more current performance information.

    FOR MORE COMPLETE INFORMATION ABOUT THE ICON FUNDS, INCLUDING CHARGES AND EXPENSES, PLEASE OBTAIN A PROSPECTUS BY CALLING 1-800-764-0442 OR VISIT OUR WEB SITE AT www.iconfunds.com. PLEASE READ THE PROSPECTUS CAREFULLY BEFORE YOU INVEST, AS INVESTING IN THE ICON FUNDS INVOLVES RISK.

    Data Source: Bloomberg

(4) THE ELECTRICAL COMPONENTS & EQUIPMENT INDUSTRY IS CLASSIFIED WITHIN THE INDUSTRIALS SECTOR.

--------------------------------------------------------------------------------
PORTFOLIO PROFILE                          SEPTEMBER 30, 2001
Equities                                     96.9%
Top 10 Equity Holdings (% of Net Assets)     46.3%
Number of Stocks                             38
Cash & Cash Equivalents                       2.9%

--------------------------------------------------------------------------------
TOP 10 EQUITY HOLDINGS                     SEPTEMBER 30, 2001
Sprint Corp-Fon Group                         5.4%
Hubbell Inc Class B                           5.1%
GPU Inc                                       5.0%
The Southern Co                               4.9%
Sempra Energy                                 4.7%
AT&T Corp                                     4.6%
DTE Energy Co                                 4.4%
Consolidated Edison, Inc                      4.3%
Energy East Corp                              4.2%
SBC Communications Inc                        3.7%

--------------------------------------------------------------------------------
TOP INDUSTRIES                             SEPTEMBER 30, 2001
Electric Utilities                           29.3%
Integrated Telecommunications Services       23.7%
Electrical Components & Equipment            11.2%
Telecommunications Equipment                  9.6%
Gas Utilities                                 8.3%
Multi-Utilities                               7.5%
Wireless Telecommunication Services           4.5%
Electronic Equipment & Instruments            1.7%
Construction & Engineering                    1.1%
--------------------------------------------------------------------------------

                              PERFORMANCE OVERVIEW*

                                        ICON TELE           S&P                 S&P              S&P
                                      COMMUNICATION    SUPERCOMPOSITE     SUPERCOMPOSITE     SUPERCOMPOSITE
                                       & UTILITIES          1500          COMMUNICATIONS       UTILITIES
                                          FUND             INDEX          SERVICES INDEX        INDEX
GROWTH OF $10,000 SINCE INCEPTION        $15,327          $12,290             $13,802             $14,540

CUMULATIVE RETURN SINCE INCEPTION         53.27%          22.90%               38.02%             45.40%

AVERAGE ANNUAL RETURN SINCE INCEPTION     10.62%           4.99%                7.91%              9.25%

ALL INFORMATION IS FOR THE PERIOD ENDED 9/30/01

LIFE OF THE FUND
VALUE OF $10,000 INVESTMENT SINCE FUND INCEPTION (JULY 9, 1997) VERSUS FUND BENCHMARKS.

[CHART]

                                                                        S&P SUPERCOMPOSITE     S&P SUPERCOMPOSITE
                  ICON TELECOMMUNICATION &   S&P SUPERCOMPOSITE           COMMUNICATIONS            UTILITIES
                      UTILITIES FUND            1500 INDEX                SERVICES INDEX              INDEX
      7/9/97              $10,000                 $10,000                     $10,000                 $10,000
     9/30/97              $10,630                 $10,597                     $10,622                 $10,417
    12/31/97              $12,253                 $10,852                     $12,707                 $12,118
     3/31/98              $13,800                 $12,321                     $14,982                 $12,775
     6/30/98              $13,529                 $12,620                     $14,391                 $12,766
     9/30/98              $14,232                 $11,262                     $15,105                 $13,226
    12/31/98              $15,928                 $13,709                     $19,374                 $13,625
     3/31/99              $15,112                 $14,207                     $20,000                 $12,192
     6/30/99              $16,925                 $15,312                     $22,672                 $13,518
     9/30/99              $16,402                 $14,339                     $21,048                 $12,967
    12/31/99              $17,027                 $16,485                     $23,189                 $12,330
     3/31/00              $15,960                 $16,994                     $22,888                 $13,585
     6/30/00              $16,308                 $16,554                     $19,688                 $14,281
     9/29/00              $18,860                 $16,548                     $17,603                 $18,732
    12/29/00              $19,041                 $15,338                     $14,272                 $19,530
     3/30/01              $15,995                 $13,550                     $14,014                 $18,172
     6/29/01              $16,565                 $14,440                     $13,868                 $17,309
     9/30/01              $15,327                 $12,290                     $13,802                 $14,540

SCHEDULE OF INVESTMENTS
SEPTEMBER 30, 2001

SHARES OR PRINCIPAL AMOUNT                          MARKET VALUE
COMMON STOCKS 96.9%
CONSTRUCTION & ENGINEERING 1.1%
 15,000   Dycom Indus Inc(a)                       $    174,000
-----------------------------------------------------------------
Total Construction & Engineering                        174,000

ELECTRICAL COMPONENTS & EQUIPMENT 11.2%
 17,500   Ametek Inc                                    459,900
 13,400   C&D Technologies Inc                          246,560
 28,700   Hubbell Inc Class B                           836,892
 24,000   Paxar Corp(a)                                 306,000
-----------------------------------------------------------------
Total Electrical Components &
  Equipment                                           1,849,352

ELECTRONIC EQUIPMENT & INSTRUMENTS 1.7%
 17,300   Benchmark Electronics Inc(a)                  285,796
-----------------------------------------------------------------
Total Electronic Equipment &
  Instruments                                           285,796

TELECOMMUNICATIONS EQUIPMENT 9.6%
 12,000   Andrew Corp(a)                                218,160
 18,600   Cable Design Technologies
          Corp(a)                                       220,410
 24,700   Commscope Inc(a)                              441,389
  8,000   Harris Corp                                   254,560
  4,600   Plantronics Inc(a)                             78,430
 15,300   Polycom Inc(a)                                372,861
-----------------------------------------------------------------
Total Telecommunications Equipment                    1,585,810

ELECTRIC UTILITIES 29.3%
  6,000   AES Corp(a)                                    76,920
 15,200   Calpine Corp(a)                               346,712
 17,400   Consolidated Edison Inc                       708,528
 16,900   DTE Energy Co                                 727,545
 15,000   El Paso Electric Co(a)                        197,250
  7,600   Entergy Corp                                  270,256
 20,400   GPU Inc                                       823,344
  7,700   Pinnacle West Capital Corp                    305,690
  7,300   Reliant Energy Inc                            192,136
 34,000   The Southern Co                               815,320
 17,000   Wisconsin Energy Corp                         382,500
-----------------------------------------------------------------
Total Electric Utilities                              4,846,201

GAS UTILITIES 8.3%
 31,200   Sempra Energy                                 772,200
 50,000   Southwestern Energy Co                        592,500
-----------------------------------------------------------------
Total Gas Utilities                                   1,364,700

INTEGRATED TELECOMMUNICATIONS SERVICES 23.7%
  7,562   Alltel Corp                                   438,218
 39,000   AT&T Corp                                     752,700
  6,400   Bellsouth Corp                                265,920
  8,425   Centurytel Inc                                282,238
  5,706   Qwest Communications
          Intl                                           95,290
 13,132   SBC Communications Inc                        618,780
 37,300   Sprint Corp-Fon Group                         895,573
 10,642   Verizon Communications
          Inc                                           575,839
-----------------------------------------------------------------
Total Integrated Telecommunications
  Services                                            3,924,558

MULTI-UTILITIES 7.5%
 34,200   Energy East Corp                              687,762
 20,700   Northwestern Corp                             455,400
  4,700   Questar Corp                                   94,846
-----------------------------------------------------------------
Total Multi-Utilities                                 1,238,008

WIRELESS TELECOMMUNICATION SERVICES 4.5%
  9,332   AT&T Wireless Services Inc                    139,420
  6,400   Telephone & Data Systems
          Inc                                           603,520
-----------------------------------------------------------------
Total Wireless Telecommunication
  Services                                              742,940
-----------------------------------------------------------------
Total Common Stocks
          (Cost $17,405,726)                         16,011,365
-----------------------------------------------------------------
SHORT-TERM COMMERCIAL NOTES                                 2.9%
-----------------------------------------------------------------
$228,679  American Family Demand Note
          2.32%    4/18/2002                            228,679
-----------------------------------------------------------------
258,725   Wisconsin Electric Demand Note
          2.32%    6/21/2002                            258,725
Short-Term Commercial Notes
          (Cost $487,404)                               487,404
-----------------------------------------------------------------
Total Investments 99.8%
          (Cost $17,893,130)                         16,498,769
-----------------------------------------------------------------
Other Assets less Liabilities 0.2%                       38,511
-----------------------------------------------------------------
Net Assets 100.0%                                  $ 16,537,280

THE ACCOMPANYING NOTES ARE AN INTEGRAL PART OF THE FINANCIAL STATEMENTS

(a) NON-INCOME PRODUCING SECURITY

ICON FUNDS            MANAGEMENT DISCUSSION & ANALYSIS

[GRAPHIC]INDUSTRIALS FUND

PERFORMANCE

The ICON Industrials Fund depreciated 5.55% for the one-year period ended September 30, 2001. The return for the S&P SuperComposite 1500 Index(1) over the same one-year period was negative 25.73%. For comparative purposes, it is also useful to view the ICON Industrials Fund's performance relative to a sector index. The NYSE Industrials Index,(2) which tracks 1460 industrial companies, was down 17.34% for the one-year period ended September 30, 2001. The American Stock Exchange (AMEX) Industrial Select Sector Index,(3) composed of 44 different companies, depreciated 20.97% over the same period.

SECTOR REVIEW

The sector was hurt particularly badly during the month of September 2001 as a result of the market response to the September 11, 2001 terrorist attacks in New York City and Washington, D.C. The ICON Industrials Fund was up 6.05% from the beginning of its fiscal year through September 10, 2001. From the date of the attacks through fiscal year end, the Fund was down 10.94%. Over the one-year period, a few industries that hurt the sector's performance were Electrical Components & Equipment and Airlines. Because of their decline, both of these industries currently offer significant value, according to our analysis. Many companies within the Electrical Components & Equipment industry have a technology flair and should participate if the technology sector becomes in favor with investors. Railroads and Trucking were two industries that were among the top performers in the sector over the one-year period. Our quantitative system indicates that these two industries still possess attractive value and we expect them to participate in an eventual market upturn.

INVESTMENT STRATEGY AND ACTIVITY

The Fund was adjusted during the one-year time period to concentrate on those industries with the best combination of value and relative strength. This required us to move away from Airlines in January 2001 and into Building Products and Construction & Farm Machinery. These industries are cyclical in nature and have shown a tendency to lead in early bull markets. Airlines appeared to be oversold again and as of the fiscal year end offered deeply discounted values. As of the end of the Fund's fiscal year, our quantitative system indicated that all 23 industries within the Industrials sector were undervalued. The ICON Industrials Fund is well diversified within the sector, with representation in our favorite 15 industries.

INDUSTRIES

We maintain a positive outlook for industries such as Construction & Farm Machinery, Commercial Printing, and Office Services & Supplies. We believe that these industries, along with Construction & Engineering and Building Products, should be among the Industrials sector leaders once investors recognize that these industries are on sale.

EQUITIES

As of the end of the Fund's fiscal year, our valuation model indicated that many quality stocks were on sale in numerous different industries across the sector. Stocks such as Elcor Corp., a manufacturer of laminated fiberglass asphalt residential roofing shingles and related roofing products, and Harland (John H.) Co., from the Commercial Printing industry, were added over the one-year time period ended September 30, 2001. Other steady performers in the ICON Industrials Fund included URS Corp., which

(1) THE S&P SUPERCOMPOSITE 1500 INDEX IS A BROAD-BASED CAPITALIZATION-WEIGHTED INDEX COMPRISED OF STOCKS OF 1500 U.S. COMPANIES. IT REPRESENTS A COMBINATION OF THE S&P 400, S&P 500 AND THE S&P 600 INDEXES. IT IS AN UNMANAGED INDEX THAT INCLUDES THE REINVESTMENT OF DIVIDENDS AND DOES NOT REFLECT DEDUCTIONS FOR COMMISSIONS, MANAGEMENT FEES AND EXPENSES. INDIVIDUALS CANNOT INVEST IN THE INDEX ITSELF.

(2) THE NYSE INDUSTRIALS INDEX IS A CAPITALIZATION-WEIGHTED INDEX OF ALL THE INDUSTRIAL STOCKS DESIGNED TO MEASURE THE PERFORMANCE OF THE INDUSTRIAL SECTOR OF THE NYSE. IT IS AN UNMANAGED INDEX THAT INCLUDES THE REINVESTMENT OF DIVIDENDS AND DOES NOT REFLECT DEDUCTIONS FOR COMMISSIONS, MANAGEMENT FEES AND EXPENSES. INDIVIDUALS CANNOT INVEST IN THE INDEX ITSELF.

(3) THE AMEX INDUSTRIAL SELECT SECTOR INDEX IS A MODIFIED CAPITALIZATION-WEIGHTED INDEX. THE INDEX IS INTENDED TO TRACK THE MOVEMENTS OF COMPANIES THAT ARE COMPONENTS OF THE S&P 500 AND ARE INVOLVED IN INDUSTRIAL PRODUCTS AND SERVICES. IT IS AN UNMANAGED INDEX THAT INCLUDES THE REINVESTMENT OF DIVIDENDS AND DOES NOT REFLECT DEDUCTIONS FOR COMMISSIONS, MANAGEMENT FEES AND EXPENSES. INDIVIDUALS CANNOT INVEST IN THE INDEX ITSELF. THE INDEX COMMENCED OPERATION JUNE 30, 1998 AND IS NOT REPRESENTED IN THE LINE GRAPH ON PAGE 36.

offers a broad range of planning, design, and program and construction management services, and United Stationers Inc., a wholesale distributor of business products throughout the United States.

SECTOR OUTLOOK

We anticipate that the Industrials sector should be one of the market leaders over the next six to nine months given the current condition of the economy. The Industrials sector has traditionally been a good market performer when the economy nears its cyclical low. Our quantitative, systematic investment process shows us that there are numerous stocks in this large sector that are poised to lead in the new market. Many stocks in the Industrials sector have been out of favor and were on sale at deep discounts as of the end of the Fund's fiscal year. Over time, if investors begin to see value in these companies, their market prices should return to their fair value.

FUND RETURNS*

                        TOTAL RETURN                  AVERAGE ANNUAL
                        FOR ONE-YEAR                   TOTAL RETURN
                        PERIOD ENDED                 SINCE INCEPTION
                     SEPTEMBER 30, 2001               (MAY 9, 1997)
ICON Industrials Fund      -5.55%                          0.47%

* FIGURES SHOWN ARE HISTORICAL PERFORMANCE, AND ARE NOT PREDICTIVE OF FUTURE RESULTS. Returns assume all distributions reinvested, and reflect all applicable fees and fund expenses. The investment return and principal value of an investment in the ICON Funds will fluctuate and shares, when redeemed, may be worth more or less than their original cost. Because of the narrow industry or regional focus of the ICON U.S. Equity and International Equity Funds, each Fund's performance will generally be closely tied to and affected by the performance of its respective industry or foreign region.

    A Fund's performance may from time to time be subject to substantial short-term changes, particularly during periods of market or interest rate volatility. The extreme market volatility surrounding the events of September 11, 2001 may have an impact on the Fund's performance, and may result in performance significantly different than presented here. Please visit the ICON Funds web site to obtain more current performance information.

    FOR MORE COMPLETE INFORMATION ABOUT THE ICON FUNDS, INCLUDING CHARGES AND EXPENSES, PLEASE OBTAIN A PROSPECTUS BY CALLING 1-800-764-0442 OR VISIT OUR WEB SITE AT www.iconfunds.com. PLEASE READ THE PROSPECTUS CAREFULLY BEFORE YOU INVEST, AS INVESTING IN THE ICON FUNDS INVOLVES RISK.

    Data Source: Bloomberg.

--------------------------------------------------------------------------------
PORTFOLIO PROFILE                            SEPTEMBER 30, 2001
Equities                                     93.5%
Top 10 Equity Holdings (% of Net Assets)     27.2%
Number of Stocks                             64
Cash & Cash Equivalents                       7.3%

--------------------------------------------------------------------------------
TOP 10 EQUITY HOLDINGS                       SEPTEMBER 30, 2001
Elcor Corp                                    3.4%
Banta Corp                                    2.8%
American Standard Companies                   2.8%
R R Donnelley & Sons Co                       2.8%
Graco Inc                                     2.7%
Paccar Inc                                    2.7%
Granite Construction Inc                      2.7%
United Stationers Inc                         2.5%
Simpson Manufacturing Co Inc                  2.4%
Caterpillar Inc                               2.4%

--------------------------------------------------------------------------------
TOP INDUSTRIES                               SEPTEMBER 30, 2001
Building Products                            13.3%
Construction & Farm Machinery                11.7%
Electrical Components & Equipment            10.8%
Commercial Printing                           9.9%
Industrial Machinery                          9.0%
Construction & Engineering                    6.6%
Railroads                                     6.4%
Office Services & Supplies                    5.9%
Trucking                                      5.5%
Employment Services                           4.1%
Airlines                                      3.6%
Industrial Conglomerates                      2.9%
Marine                                        1.6%
Aerospace & Defense                           1.3%
Air Freight & Couriers                        0.9%

--------------------------------------------------------------------------------

PERFORMANCE OVERVIEW*(3)

                                            ICON         S&P           NYSE
                                        INDUSTRIALS SUPERCOMPOSITE  INDUSTRIALS
                                            FUND        1500          INDEX
                                                        INDEX
GROWTH OF $10,000 SINCE INCEPTION         $10,207     $13,569        $13,075

CUMULATIVE RETURN SINCE INCEPTION           2.07%      35.69%         30.75%

AVERAGE ANNUAL RETURN SINCE INCEPTION       0.47%       7.19%          6.29%

ALL INFORMATION IS FOR THE PERIOD ENDED 9/30/01

LIFE OF THE FUND
VALUE OF $10,000 INVESTMENT SINCE FUND INCEPTION (MAY 9, 1997) VERSUS FUND BENCHMARKS.

[CHART]

                              ICON              S&P SUPERCOMPOSITE         NYSE
                        INDUSTRIALS FUND           1500 INDEX         INDUSTRIALS INDEX
       5/9/97               $10,000                 $10,000              $10,000
      6/30/97               $10,790                 $10,767              $10,821
      9/30/97               $12,400                 $11,700              $11,597
     12/31/97               $11,605                 $11,982              $11,722
      3/31/98               $12,996                 $13,604              $13,185
      6/30/98               $11,820                 $13,934              $13,367
      9/30/98                $9,663                 $12,435              $11,748
     12/31/98               $12,226                 $15,137              $14,014
      3/31/99               $11,503                 $15,687              $14,275
      6/30/99               $13,080                 $16,907              $15,297
      9/30/99               $11,295                 $15,832              $14,202
     12/31/99               $11,403                 $18,202              $15,814
      3/31/00               $11,069                 $18,764              $15,716
      6/30/00               $10,569                 $18,278              $15,829
      9/29/00               $10,807                 $18,271              $15,818
     12/29/00               $11,890                 $16,935              $15,570
      3/30/01               $10,708                 $14,961              $14,179
      6/29/01               $12,057                 $15,943              $14,939
      9/30/01               $10,207                 $13,569              $13,075

SCHEDULE OF INVESTMENTS
SEPTEMBER 30, 2001

SHARES OR PRINCIPAL AMOUNT                            MARKET VALUE
COMMON STOCKS 93.5%
AEROSPACE & DEFENSE 1.3%
 10,000    Northrop Grumman Corp                   $     1,010,000
--------------------------------------------------------------------------------
Total Aerospace & Defense                                1,010,000

AIR FREIGHT & COURIERS 0.9%
 28,600    CNF Inc                                         652,938
--------------------------------------------------------------------------------
Total Air Freight & Couriers                              652,938

AIRLINES 3.6%
 17,400    Alaska Air Group Inc(a)                         347,478
 15,000    AMR Corp(a)                                     287,100
 50,200    Atlantic Coast Airline
           Holdings Inc(a)                                 667,660
 15,700    Continental Airlines Inc
           Class B(a)                                      235,500
 70,400    Skywest Inc                                   1,177,088
--------------------------------------------------------------------------------
Total Airlines                                           2,714,826

BUILDING PRODUCTS 13.3%
 38,700    American Standard
           Companies(a)                                  2,128,500
120,600    Elcor Corp                                    2,596,518
 77,900    Masco Co                                      1,592,276
 34,700    Simpson Manufacturing
           Co Inc(a)                                     1,839,100
 71,600    Watsco Inc                                      937,244
 36,000    York Intl Corp                                1,031,040
--------------------------------------------------------------------------------
Total Building Products                                 10,124,678

COMMERCIAL PRINTING 9.9%
 77,800    Banta Corp                                    2,168,286
 78,800    Bowne & Co Inc                                  799,820
 53,600    Consolidated Graphics Inc(a)                    915,488
 78,600    R R Donnelley & Sons Co                       2,126,130
 68,900    Harland John H Co                             1,508,910
--------------------------------------------------------------------------------
Total Commercial Printing                                7,518,634

CONSTRUCTION & ENGINEERING 6.6%
 25,700    Butler Manufacturing Co                         557,690
 79,300    Granite Construction Inc                      2,033,252
 12,100    Jacobs Engineering
           Group Inc(a)                                    755,040
 74,500    URS Corp(a)                                   1,713,500
--------------------------------------------------------------------------------
Total Construction & Engineering                         5,059,482

CONSTRUCTION & FARM MACHINERY 11.7%
120,600    Astec Indus Inc(a)                            1,569,006
 40,100    Caterpillar Inc                               1,796,480
 62,700    Navistar Intl Corp(a)                         1,771,275
 41,600    Paccar Inc                                    2,041,312
 80,600    Trinity Indus Inc                             1,744,990
--------------------------------------------------------------------------------
Total Construction & Farm Machinery                      8,923,063

ELECTRICAL COMPONENTS & EQUIPMENT 10.8%
 50,800    Ametek Inc                                    1,335,024
 48,500    Baldor Electric Co                              962,725
 31,000    Brady Corp Class A                              923,800
 27,600    Cooper Indus Inc                              1,144,572
 21,000    Electro Scientific Indus Inc(a)                 460,950
 38,300    Hubbell Inc Class B                           1,116,828
 79,300    Paxar Corp(a)                                 1,011,075
 68,000    Vishay Intertechnology Inc(a)                 1,251,200
--------------------------------------------------------------------------------
Total Electrical Components &
  Equipment                                              8,206,174

EMPLOYMENT SERVICES 4.1%
 33,000    Kelly Services Inc Class A                      666,600
 82,500    Labor Ready Inc(a)                              263,175
 38,200    Manpower Inc(a)                               1,005,806
 61,100    Robert Half Intl Inc(a)                       1,222,611
--------------------------------------------------------------------------------
Total Employment Services                                3,158,192

INDUSTRIAL CONGLOMERATES 2.9%
  8,700    Carlisle Companies Inc                          243,861
 12,000    ITT Indus Inc                                   537,600
 43,700    Lydall Inc                                      288,420
 22,300    Textron Inc                                     749,503
 23,000    Tredegar Corp                                   391,000
--------------------------------------------------------------------------------
Total Industrial Conglomerates                           2,210,384

INDUSTRIAL MACHINERY 9.0%
  9,400    Briggs & Stratton                               293,374
 52,200    Clarcor Inc                                   1,247,580
 67,850    Graco Inc                                     2,049,070
 37,000    Ingersoll Rand Co                             1,250,600
 66,500    JLG Indus Inc                                   609,140
 46,900    Kaydon Corp                                     981,617
 19,200    Manitowoc Co Inc                                465,408
--------------------------------------------------------------------------------
Total Industrial Machinery                               6,896,789

MARINE 1.6%
 55,200   Kirby Corp(a)                                  1,242,000
--------------------------------------------------------------------------------
Total Marine                                             1,242,000

OFFICE SERVICES & SUPPLIES 5.9%
 51,600    Herman Miller Inc                             1,004,652
 26,500    New England Business
           Service Inc                                     459,775
 30,000    Pitney Bowes Inc                              1,146,000
 63,200    United Stationers Inc(a)                      1,887,784
--------------------------------------------------------------------------------
Total Office Services & Supplies                         4,498,211

RAILROADS 6.4%
 51,600    Burlington Northern Santa
           Fe Corp                                       1,380,300
 49,400    CSX Corp                                      1,556,100
 91,300    Norfolk Southern Corp                         1,471,756
  9,900    Union Pacific Corp                              464,310
--------------------------------------------------------------------------------
Total Railroads                                          4,872,466

SHARES OR PRINCIPAL AMOUNT                              MARKET VALUE
TRUCKING 5.5%
 17,300    Landstar System Inc(a)                  $     1,107,200
 58,850    Swift Transportation Co,
           Inc(a)                                        1,041,645
 28,900    USFreightways Corp                              905,726
 69,800    Werner Enterprises Inc                        1,167,056
--------------------------------------------------------------------------------
Total Trucking                                           4,221,627
Total Common Stocks
          (Cost $77,091,593)                            71,309,464
--------------------------------------------------------------------------------
SHORT-TERM COMMERCIAL NOTES 7.3%
--------------------------------------------------------------------------------
$2,832,570 American Family Demand Note
           2.32%    4/18/2002                            2,832,570
2,760,219  Wisconsin Electric Demand Note
           2.32%    6/21/2002                            2,760,219
--------------------------------------------------------------------------------
Short-Term Commercial Notes
          (Cost $5,592,789)                              5,592,789
--------------------------------------------------------------------------------
Total Investments 100.8%
          (Cost $82,684,382)                            76,902,253
--------------------------------------------------------------------------------
Liabilities less Other Assets (0.8%)                      (576,849)
--------------------------------------------------------------------------------
Net Assets 100.0%                                  $    76,325,404

THE ACCOMPANYING NOTES ARE AN INTEGRAL PART OF THE FINANCIAL STATEMENTS

(a) NON-INCOME PRODUCING SECURITY

ICON FUNDS              MANAGEMENT DISCUSSION & ANALYSIS

[GRAPHIC]SHORT-TERM FIXED INCOME FUND

PERFORMANCE

The ICON Short-Term Fixed Income Fund yielded 3.15% in the one-year period ended September 30, 2001. Over the same period, the Merrill Lynch 3-Month Treasury Bill Index returned 5.44%, the Merrill Lynch 6-Month Treasury Bill Index yielded 6.25%, and the Merrill Lynch 1-Year Treasury Note Index returned 8.42%. The Merrill Lynch 3-month, 6-month and 12-month U.S. Treasury Bill/Note Indexes replace issues on a monthly basis to maintain characteristics of the respective indexes. The indexes are not burdened with expenses typical of mutual funds.

MARKET REVIEW

During this past calendar year, The Federal Reserve Board aggressively lowered short-term borrowing rates in an effort to stave off a recession. Since January 3, 2001 the Federal Reserve lowered its benchmark-lending rate, the federal funds rate, nine times. Seven of those nine rate reductions have been .50% each. To offer some historical perspective, over the previous five year period (from 1996 through 2000) the Federal Reserve adjusted its federal funds rate a total of eleven times. Of those eleven rate changes, only one was .50%. The other ten were .25% each. As a result of the Federal Reserve's rate reductions during 2001, the federal funds rate has been lowered from 6.50% at the end of 2000 to 2.50% on October 2, 2001.

The Federal Reserve's aggressive rate cutting measures have had a major impact on short-term treasury yields. In November 2000, 3-month U.S. treasury bills were yielding 6.44%. By September 30, 2001, the end of the fiscal year, 3-month U.S. treasury bills were yielding 2.37%.

INVESTMENT STRATEGY AND ACTIVITY

The Fund has seen limited activity in the last six months. Activity has been in keeping with the objective of the Fund, which is to maintain an income consistent with the preservation of capital. The Fund continues to invest in U.S Treasury and Agency obligations targeting a .5 to 1.5-year maturity.

OUTLOOK

Not since May of 1962 has the federal funds rate fallen below its current level:
2.50%. The aggressiveness with which the Federal Reserve has reduced rates should begin to have a positive affect on the U.S. economy over the coming months. If the economy starts to rebound as expected, the likelihood of the Federal Reserve lowering interest rates further becomes diminished. The shocking terrorist attacks in September have taken a short-term toll on the economy. Nevertheless, given the U.S. economy's resilient history combined with the low interest rate environment, we believe that the intermediate- to long-term prospects for an economic recovery are quite high. Therefore, short-term interest rates are likely at or near their lows, and we anticipate a greater probability of higher rather than lower rates over the next year.

FUND RETURNS*

                            TOTAL RETURN        AVERAGE ANNUAL
                            FOR ONE-YEAR         TOTAL RETURN
                            PERIOD ENDED        SINCE INCEPTION
                         SEPTEMBER 30, 2001   (FEBRUARY 7, 1997)
  ICON Short-Term
 Fixed Income Fund             3.15%                 4.47%

* FIGURES SHOWN ARE HISTORICAL PERFORMANCE, AND ARE NOT PREDICTIVE OF FUTURE RESULTS. Returns assume all distributions reinvested, and reflect all applicable fees and fund expenses. The investment return and principal value of an investment in the ICON Funds will fluctuate and shares, when redeemed, may be worth more or less than their original cost.

    A Fund's performance may from time to time be subject to substantial short-term changes, particularly during periods of market or interest rate volatility. The extreme market volatility surrounding the events of September 11, 2001 may have an impact on the Fund's performance, and may result in performance significantly different than presented here. Please visit the ICON Funds web site to obtain more current performance information.

    FOR MORE COMPLETE INFORMATION ABOUT THE ICON FUNDS, INCLUDING CHARGES AND EXPENSES, PLEASE OBTAIN A PROSPECTUS BY CALLING 1-800-764-0442 OR VISIT OUR WEB SITE AT www.iconfunds.com. PLEASE READ THE PROSPECTUS CAREFULLY BEFORE YOU INVEST, AS INVESTING IN THE ICON FUNDS INVOLVES RISK.

                             PERFORMANCE OVERVIEW*

                                                     ICON        MERRILL LYNCH     MERRILL LYNCH     MERRILL LYNCH
                                                  SHORT TERM        3-MONTH          6-MONTH            1-YR
                                                 FIXED INCOME        T-BILL           T-BILL            T-BILL
GROWTH OF $10,000 SINCE INCEPTION                  $12,253         $12,732           $12,896           $13,050

CUMULATIVE RETURN SINCE INCEPTION                    22.53%          27.32%            28.96%            30.50%

AVERAGE ANNUAL RETURN SINCE INCEPTION                 4.47%           5.34%             5.63%             5.90%

     ALL INFORMATION IS FOR THE PERIOD ENDED 9/30/01

LIFE OF THE FUND
VALUE OF $10,000 INVESTMENT SINCE FUND INCEPTION (FEBRUARY 1, 1997) VERSUS FUND BENCHMARKS.

[CHART]

                     ICON SHORT TERM   MERRILL LYNCH     MERRILL LYNCH     MERRILL LYNCH
                       FIXED INCOME    3-MONTH T-BILL    6-MONTH T-BILL    1-YR T-BILL
                                          $10,000           $10,000           $10,000
         2/1/97         $10,000           $10,028           $10,032           $10,018
         3/1/97         $10,018           $10,071           $10,071           $10,043
         4/1/97         $10,075           $10,119           $10,119           $10,102
         5/1/97         $10,113           $10,170           $10,174           $10,165
         6/1/97         $10,164           $10,208           $10,223           $10,225
         7/1/97         $10,226           $10,254           $10,270           $10,299
         8/1/97         $10,257           $10,297           $10,312           $10,331
         9/1/97         $10,307           $10,345           $10,364           $10,386
        10/1/97         $10,349           $10,389           $10,411           $10,443
        11/1/97         $10,398           $10,429           $10,449           $10,474
        12/1/97         $10,446           $10,474           $10,497           $10,523
         1/1/98         $10,521           $10,523           $10,551           $10,592
         2/1/98         $10,539           $10,560           $10,590           $10,619
         3/1/98         $10,582           $10,610           $10,642           $10,673
         4/1/98         $10,623           $10,658           $10,689           $10,723
         5/1/98         $10,665           $10,702           $10,736           $10,766
         6/1/98         $10,705           $10,747           $10,788           $10,818
         7/1/98         $10,771           $10,795           $10,839           $10,869
         8/1/98         $10,858           $10,844           $10,895           $10,957
         9/1/98         $10,984           $10,899           $10,960           $11,046
        10/1/98         $11,012           $10,942           $11,006           $11,103
        11/1/98         $11,032           $10,979           $11,036           $11,104
        12/1/98         $11,079           $11,022           $11,082           $11,143
         1/1/99         $11,108           $11,061           $11,125           $11,183
         2/1/99         $11,105           $11,093           $11,155           $11,188
         3/1/99         $11,168           $11,138           $11,206           $11,256
         4/1/99         $11,194           $11,181           $11,244           $11,297
         5/1/99         $11,206           $11,225           $11,282           $11,327
         6/1/99         $11,223           $11,272           $11,323           $11,375
         7/1/99         $11,262           $11,318           $11,373           $11,421
         8/1/99         $11,348           $11,363           $11,407           $11,456
         9/1/99         $11,372           $11,414           $11,463           $11,516
        10/1/99         $11,410           $11,459           $11,506           $11,544
        11/1/99         $11,441           $11,505           $11,545           $11,568
        12/1/99         $11,464           $11,557           $11,596           $11,593
         1/1/00         $11,485           $11,606           $11,646           $11,622
         2/1/00         $11,520           $11,657           $11,703           $11,682
         3/1/00         $11,563           $11,718           $11,763           $11,741
         4/1/00         $11,599           $11,773           $11,818           $11,803
         5/1/00         $11,642           $11,844           $11,881           $11,866
         6/1/00         $11,699           $11,895           $11,949           $11,957
         7/1/00         $11,750           $11,950           $12,007           $12,018
         8/1/00         $11,817           $12,011           $12,073           $12,060
         9/1/00         $11,878           $12,075           $12,138           $12,130
        10/1/00         $11,924           $12,137           $12,202           $12,186
        11/1/00         $11,972           $12,204           $12,273           $12,263
        12/1/00         $12,036           $12,271           $12,351           $12,378
         1/1/01         $12,078           $12,352           $12,452           $12,509
         2/1/01         $12,107           $12,399           $12,504           $12,557
         3/1/01         $12,132           $12,456           $12,574           $12,641
         4/1/01         $12,157           $12,511           $12,626           $12,702
         5/1/01         $12,183           $12,559           $12,687           $12,775
         6/1/01         $12,209           $12,596           $12,720           $12,807
         7/1/01         $12,215           $12,637           $12,770           $12,863
         8/1/01         $12,237           $12,678           $12,815           $12,909
         9/1/01         $12,253           $12,732           $12,896           $13,050

SHORT TERM FIXED INCOME

SCHEDULE OF INVESTMENTS
SEPTEMBER 30, 2001

PRINCIPAL AMOUNT                       MARKET VALUE
US GOVERNMENT AGENCIES
$17,000,000 Federal Home Loan Bank
            Discount Note
            Zero Coupon 10/10/01        $ 16,989,375
  3,567,000 Federal Agricultural
            Mortgage Corporation Note
            Zero Coupon 10/1/01            3,567,000
-------------------------------------------------------
Total US Government Agencies 101.1%
           (Amortized cost
            $20,556,375)                  20,556,375
-------------------------------------------------------
Liabilities less Other Assets (1.1%)        (218,278)
-------------------------------------------------------
Net Assets 100.0%                       $ 20,338,097

THE ACCOMPANYING NOTES ARE AN INTEGRAL PART OF THE FINANCIAL STATEMENTS

ICON FUNDS             MANAGEMENT DISCUSSION AND ANALYSIS

[GRAPHIC]ASIA REGION FUND

PERFORMANCE

The ICON Asia Region Fund depreciated 33.56% for the one-year period ended September 30, 2001. By comparison, the return for the Morgan Stanley Capital International (MSCI) Pacific Index(1) over the same one-year period was negative 35.16%.

REGION REVIEW

The Asian economies were under pressure as the world economies slowed during the one-year period. Many Asian economies are export driven and rely on the U.S. and Japan to sell their products. As these two economies slowed and companies worldwide reduced spending for technology, Asian markets trended downward. It has been extremely inexpensive to borrow money in Japan, but banks have been reluctant to extend credit because of the magnitude of bad debt already present in the country.

Japan's Central Bank, in an attempt to shore up the economy, enacted monetary policies which resulted in short-term interest rates declining to virtually zero. In addition, The Bank of Japan increased its monthly purchases of Japanese government long-term bonds, resulting in an increase in the money supply. These measures are designed to lower the Yen relative to other currencies, and thus increase exports. These unprecedented steps taken by the Bank of Japan show the willingness of the central bank to take action in an attempt to reverse the downward moving economy. This should not only help Japan, but also other Asian export driven economies.

INVESTMENT STRATEGY AND ACTIVITY

Our investment strategy focuses on country rotation within the region using a value approach. The ICON Asia Region Fund remained relatively constant in country weighting during the fiscal year. We became more focused in the Fund by holding 36 securities as of September 30, 2001, compared to having 54 at the beginning of the fiscal year. This move led us toward the consumer cyclical, industrial, and technology sectors within the respective countries. We believe these sectors in the respective countries should behave like the U.S. markets and be the leaders of an economic rebound.

Periodically during this period, the Asia Region Fund experienced high cash balances because of our desire to be defensive in response to market conditions. In addition, large purchases and redemptions by persons attempting to benefit from short-term gains in Asia mirroring the behavior of the U.S. market also caused us to take large cash positions. This helped avoid the costs associated with excessive trading of portfolio securities to accommodate large short-term purchases and the concomitant redemptions. Cash balances were invested in interest bearing items pending the determination of short-term cash needs. Management is endeavoring to identify and limit access to investors who engage in short-term trading. At year-end, the large cash balance was due in part to significant cash inflows immediately before the close of the Fund's fiscal year.

As of the end of the fiscal year, the Fund was composed of equities from Hong Kong, Japan, New Zealand, and Singapore. Japan continues to maintain the largest weighting in the Asia Region Fund. Japanese stocks have generally trended lower with the Nikkei 225 Index depreciating 37.47% over the one-year time period. Japan's economy has suffered from the slowdown in the U.S. economy. Hong Kong was similarly effected by the sluggish U.S. economy. Despite these two countries being down over the one-year time period, our investment model favors the more developed markets rather than the emerging markets.

Our quantitative approach has indicated to us that a variety of Asian stocks are priced below their intrinsic value. In Japan, we favor securities such as Honda Motor Co Ltd, which develops, manufactures, and distributes motorcycles, automobiles, and power products and Yamato Co Ltd, which mainly provides door-to-door parcel delivery services. Hang Seng Bank Limited, which provides banking and related financial services, and Hong Kong and China Gas Co, which produces, distributes, and markets gas and gas appliances to residential and industrial customers through its Towngas Brand name are examples of the stocks we favor from Hong Kong.

REGION OUTLOOK

Based on our quantitative valuation investment methodology, we expect the Asian region to follow the U.S. markets higher over the next year. The U.S. and Japanese central banks have begun loosening monetary policy in an attempt to revive these large economies. The export driven economies of Asia should also benefit from these actions if global spending resumes. We favor cyclical, industrial, and technology industries in Asia, since stocks in these areas have historically been leaders in early bull markets. They have been beaten down over the last year and possess strong value. Therefore, we look for improvement in Asia over the next year.

FUND RETURNS*

                              TOTAL RETURN         AVERAGE ANNUAL
                              FOR ONE-YEAR          TOTAL RETURN
                              PERIOD ENDED         SINCE INCEPTION
                           SEPTEMBER 30, 2001     (FEBRUARY 25, 1997)
ICON Asia Region Fund          -33.56%                  -8.02%

(1) THE MSCI PACIFIC INDEX IS COMPRISED OF STOCKS TRADED IN THE DEVELOPED MARKETS OF THE PACIFIC BASIN (AUSTRALIA, HONG KONG, JAPAN, MALAYSIA, NEW ZEALAND, AND SINGAPORE). THE INDEX TRIES TO CAPTURE AT LEAST 60% OF INVESTABLE CAPITALIZATION IN SAID MARKETS SUBJECT TO CONSTRAINTS GOVERNED BY INDUSTRY REPRESENTATION, MAXIMUM LIQUIDITY, MAXIMUM FLOAT, AND MINIMUM CROSS-OWNERSHIP (COMPANIES WITH EXPOSURE IN MULTIPLE COUNTRIES). THE INDEX IS CAPITALIZATION WEIGHTED. IT IS AN UNMANAGED INDEX THAT DOES NOT INCLUDE THE REINVESTMENT OF DIVIDENDS AND DOES NOT REFLECT DEDUCTIONS FOR COMMISSIONS, MANAGEMENT FEES AND EXPENSES. INDIVIDUALS CANNOT INVEST IN THE INDEX ITSELF.

    * FIGURES SHOWN ARE HISTORICAL PERFORMANCE, AND ARE NOT PREDICTIVE OF FUTURE RESULTS. Returns assume all distributions reinvested, and reflect all applicable fees and fund expenses. The investment return and principal value of an investment in the ICON Funds will fluctuate and shares, when redeemed, may be worth more or less than their original cost. Because of the narrow industry or regional focus of the ICON U.S. Equity and International Equity Funds, each Fund's performance will generally be closely tied to and affected by the performance of its respective industry or foreign region.

    A Fund's performance may from time to time be subject to substantial short-term changes, particularly during periods of market or interest rate volatility. The extreme market volatility surrounding the events of September 11, 2001 may have an impact on the Fund's performance, and may result in performance significantly different than presented here. Please visit the ICON Funds web site to obtain more current performance information.

    Funds concentrating in international investments can expose investors to heightened risks, including fluctuations in the value of the U.S. dollar relative to the value of other currencies, the custody arrangements made for the Funds' foreign holdings, accounting differences, political risks and the lesser degree of public information required to be provided by non-U.S. companies.

    FOR MORE COMPLETE INFORMATION ABOUT THE ICON FUNDS, INCLUDING CHARGES AND EXPENSES, PLEASE OBTAIN A PROSPECTUS BY CALLING 1-800-764-0442 OR VISIT OUR WEB SITE AT www.iconfunds.com. PLEASE READ THE PROSPECTUS CAREFULLY BEFORE YOU INVEST, AS INVESTING IN THE ICON FUNDS INVOLVES RISK.

    Data Source: Bloomberg.

--------------------------------------------------------------------------------
PORTFOLIO PROFILE                            SEPTEMBER 30, 2001
Equities                                     50.0%
Top 10 Equity Holdings (% of Net Assets)     22.8%
Number of Stocks                             36
Cash & Cash Equivalents                      22.8%

--------------------------------------------------------------------------------
TOP 10 EQUITY HOLDINGS                       SEPTEMBER 30, 2001
Fisher & Paykel Ltd                           3.1%
Honda Motor Co Ltd                            2.6%
Fraser & Neave Ltd                            2.5%
Toyota Motor Corp                             2.4%
Nissan Motor Co Ltd                           2.3%
Sharp Corp                                    2.1%
Yamato Transport Co Ltd                       2.0%
Hang Seng Bank Ltd                            2.0%
Hitachi Ltd                                   1.9%
Nidec Corp                                    1.9%

--------------------------------------------------------------------------------
TOP COUNTRIES                                SEPTEMBER 30, 2001
Japan                                        30.2%
New Zealand                                   6.9%
Singapore                                     6.8%
Hong Kong                                     6.1%

--------------------------------------------------------------------------------

                             PERFORMANCE OVERVIEW*

                                                ICON ASIA         MSCI
                                              REGION FUND     PACIFIC INDEX
GROWTH OF $10,000 SINCE INCEPTION                $6,810         $7,084

CUMULATIVE RETURN SINCE INCEPTION               -31.90%        -29.16%

AVERAGE ANNUAL RETURN SINCE INCEPTION            -8.02%         -7.22%

   ALL INFORMATION IS FOR THE PERIOD ENDED 9/30/01

LIFE OF THE FUND
VALUE OF $10,000 INVESTMENT SINCE FUND INCEPTION (FEBRUARY 25, 1997) VERSUS FUND BENCHMARK.

[CHART]

                         ICON ASIA           MSCI
                        REGION FUND     PACIFIC INDEX
      2/25/97            $10,000           $10,000
      3/31/97             $9,550            $9,988
      6/30/97            $11,320           $11,856
      9/30/97             $9,940           $10,357
     12/31/97             $8,270            $8,195
      3/31/98             $8,310            $8,430
      6/30/98             $7,360            $7,662
      9/30/98             $6,090            $6,593
     12/31/98             $7,760            $8,289
      3/31/99             $8,570            $9,191
      6/30/99             $9,810           $10,045
      9/30/99            $10,870           $11,168
     12/31/99            $13,170           $12,946
      3/31/00            $11,620           $12,862
      6/30/00            $10,870           $12,115
      9/29/00            $10,250           $10,926
     12/29/00             $9,610            $9,527
      3/30/01             $9,010            $8,626
      6/29/01             $8,710            $8,704
      9/30/01             $6,810            $7,084

SCHEDULE OF INVESTMENTS
SEPTEMBER 30, 2001

SHARES OR PRINCIPAL AMOUNT            MARKET VALUE
COMMON STOCKS 50.0%
HONG KONG 6.1%
156,500   Cathay Pacific Airways Ltd  $  134,438
 38,400   Hang Seng Bank Ltd             397,564
242,085   Hong Kong & China Gas Co       302,625
 16,134   Sun Hung Kai Properties
          Ltd                            102,602
511,000   Swire Pacific Ltd Class B      257,154
-----------------------------------------------------
Total Hong Kong                        1,194,383

JAPAN 30.2%
 10,000   Canon Inc                      274,490
 10,000   Denso Corp                     142,701
  6,600   Fuji Soft ABC Inc              281,995
 57,000   Hitachi Ltd                    379,426
 16,000   Honda Motor Co Ltd             519,769
 30,000   Kaken Pharmaceutical
          Co Ltd                         203,979
 30,000   Kaneka Corp                    193,402
 13,000   KAO Corp                       320,281
 34,000   NEC Corp                       277,697
 10,900   Nidec Corp                     376,052
110,000   Nissan Motor Co Ltd            458,911
 22,000   Nomura Holding Inc             287,535
 13,000   Pioneer Corp                   261,353
    800   Rohm Co Ltd                     77,898
 45,000   Sharp Corp                     404,181
  4,100   Sony Corp                      151,087
 28,600   Sumitomo Mitsui Banking
          Corp                           205,023
 66,000   Toshiba Corp                   252,632
 18,400   Toyota Motor Corp              472,627
 20,000   Yamato Transport Co Ltd        398,724
-----------------------------------------------------
Total Japan                            5,939,763

NEW ZEALAND 6.9%
109,780   Auckland Intl
          Airport Ltd                    149,607
439,120   Carter Holt Harvey Ltd         264,379
113,130   Contact Energy Ltd             156,473
122,650   Fisher & Paykel Indus
          Ltd                            621,183
 70,330   The Warehouse Group Ltd        171,667
-----------------------------------------------------
Total New Zealand                      1,363,309

SINGAPORE 6.8%
 18,070   DBS Group Holdings Ltd          98,718
118,500   Fraser & Neave Ltd             483,016
 30,950   Oversea-Chinese Banking
          Corp Ltd                       165,578
 18,587   Singapore Press Holdings
          Ltd                            166,256
250,814   Singapore Tech
          Engineering Ltd                309,542
 22,279   United Overseas Bank
          Ltd                            121,082
-----------------------------------------------------
Total Singapore                        1,344,192
Total Common Stocks
          (Cost $11,772,906)           9,841,647
-----------------------------------------------------
Total Demand Deposits 22.8%
4,485,485 1.00% JP Morgan Chase
          Interest Bearing Demand
          Deposit Account              4,485,485
-----------------------------------------------------
Total Investments 72.8%
          (Cost $16,258,391)          14,327,132
-----------------------------------------------------
Other Assets less Liabilities 27.2%    5,346,658
-----------------------------------------------------
Net Assets 100.0%                    $19,673,790

THE ACCOMPANYING NOTES ARE AN INTEGRAL PART OF THE FINANCIAL STATEMENTS

SCHEDULE OF INVESTMENTS
SEPTEMBER 30, 2001

SUMMARY OF INVESTMENTS BY INDUSTRY(1)
                                   % OF INVESTMENTS
Automobiles                               14.72%
Electrical Equipment                      12.32%
Banks (Money Center)                       9.92%
Computers (Hardware)                       9.28%
Household Furnishings & App                6.24%
Beverages(Non-Alcoholic)                   4.96%
Truckers                                   4.00%
Airlines                                   4.00%
Household Prod (Non-Durable)               3.20%
Aerospace/Defense                          3.20%
Natural Gas - Distr - Pipe Line            3.04%
Investment Banking/Brokerage               2.88%
Computers Software/Services                2.88%
Photography/Imaging                        2.72%
Paper & Forest Products                    2.72%
Health Care Diversified                    2.08%
Chemicals - Specialty                      1.92%
Retail Stores - Dept Stores                1.76%
Publishing - Newspapers                    1.76%
Electric Companies                         1.60%
Auto Parts & Equipment                     1.44%
Air Freight                                1.44%
Homebuilding                               1.12%
Electronics - Semiconductors               0.80%
-------------------------------------------------
Total                                    100.00%

THE ACCOMPANYING NOTES ARE AN INTEGRAL PART OF THE FINANCIAL STATEMENTS.

(1) AS OF THE DATE OF THIS REPORT, THE INDUSTRY CLASSIFICATIONS FOR FOREIGN SECURITIES ARE STILL CATEGORIZED BY S&P ACCORDING TO S&P'S PRIOR INDUSTRY CLASSIFICATION SYSTEM. THEREFORE, THEY DO NOT REFLECT THE SAME INDUSTRY CLASSIFICATIONS AS THE DOMESTIC EQUITY FUNDS.

ICON FUNDS             MANAGEMENT DISCUSSION AND ANALYSIS

[GRAPHIC]NORTH EUROPE REGION FUND

PERFORMANCE

The ICON North Europe Region Fund depreciated 30.29% for the one-year period ended September 30, 2001. For the same period, the Morgan Stanley Capital International (MSCI) Europe 15 Index (in U.S. dollars) fell 27.20%. The MSCI Europe 15 Index(1) is a market capitalization weighted index of countries in the European Region. The Bloomberg European 500 Index(2), a market capitalization weighted index of the 500 largest European companies, declined 27.14% for the period.

REGION REVIEW

The European stock markets followed the United States equity markets lower during the past fiscal year. The slowdown in the U.S. economy took its toll on the struggling European business environment, and investors sold European issues. The U.S. is a major purchaser of the Euro Zone's exports, accounting for 14 percent of the area's total exports. As U.S. economic conditions deteriorated over the course of this year, concerns arose that the U.S. would fall into a recession. This turn of events did not bode well for the European economy. The result has been investor uncertainty, volatility in world equity markets, and falling world equity prices.

One clear sign that the U.S. economic slowdown has spilled over into Europe is what is taking place in Germany, the Euro Zone's largest economy. In Germany, economic growth has slowed to a standstill - zero percent in the second quarter of this year. The stalled economy in Germany has resulted in companies laying off workers and a steady rise in the German unemployment rate, which now stands at 9.4%. By way of comparison, The U.S., which has also experienced rising layoffs, has an unemployment rate of 4.9%.

The primary difference between the slowing economies in the U.S. and the Euro Zone has been the actions taken by each region's central bank. In the U.S., the Federal Reserve Board has been very aggressive in cutting short-term interest rates to spur economic growth. Since the beginning of this year the Federal Reserve has lowered its benchmark lending rate, the federal funds rate, nine times. The rate stood at 6.50% at the end of 2000, and at 2.50% on October 2, 2001. The European Central Bank (ECB), on the other hand, has been much less aggressive than their American counterparts. The ECB lowered their benchmark lending rate only three times this year, from 4.75% down to 3.75%. The lack of aggressiveness on the part of the ECB has increased the economic uncertainty in the region and placed further downward pressure on European equity prices.

INVESTMENT STRATEGY AND ACTIVITY

Investor concerns over the slowing European economy and the lack of aggressiveness on the part of the ECB have continued to drive European equity markets lower this year. These concerns have caused investors to sell equities down to price levels that are quite attractive based on our quantitative, disciplined, value oriented investment methodology. Therefore, we have generally remained almost fully invested through this volatile decline in the European markets.

Exact market bottoms are extremely difficult, if not impossible, to predict. We instead follow our value-based discipline of identifying those countries and industries that have become under-priced in the market and allocating funds to them. In Europe, investors' concerns over economic conditions, exacerbated by the tragic events of September 11th, have caused equity prices to fall below their intrinsic values. During this period, we have kept minimal cash so that the Fund is properly positioned in the event that European equity prices rally back towards their intrinsic values.

COUNTRIES

During the second quarter of this year, we adjusted the country weightings in the Fund to tilt the portfolio toward those countries that were the most undervalued based on our valuation model. The most significant adjustments were in Denmark, Norway, and the United Kingdom. Positions in Denmark and Norway were pared down, while the Fund's weighting in the United Kingdom was increased. This action was based on our valuation and relative strength rankings of those countries. Sweden remained the largest country weighting in the Fund and remained undervalued as of the end of the Fund's fiscal year.

(1) THE MSCI EUROPE 15 INDEX IS COMPRISED OF STOCKS TRADED IN THE DEVELOPED MARKETS OF EUROPE. THE INDEX TRIES TO CAPTURE AT LEAST 60% OF INVESTABLE CAPITALIZATION IN SAID MARKETS SUBJECT TO CONSTRAINTS GOVERNED BY INDUSTRY REPRESENTATION, MAXIMUM LIQUIDITY, MAXIMUM FLOAT, AND MINIMUM CROSS-OWNERSHIP (COMPANIES WITH EXPOSURE IN MULTIPLE COUNTRIES). THE INDEX IS CAPITALIZATION WEIGHTED. IT IS AN UNMANAGED INDEX THAT DOES NOT INCLUDE THE REINVESTMENT OF DIVIDENDS AND DOES NOT REFLECT DEDUCTIONS OF COMMISSIONS, MANAGEMENT FEES AND EXPENSES. INDIVIDUALS CANNOT INVEST IN THE INDEX ITSELF.

(2) THE BLOOMBERG EUROPEAN 500 INDEX IS A MARKET CAPITALIZATION WEIGHTED INDEX OF THE 500 LARGEST EUROPEAN COMPANIES. IT IS AN UNMANAGED INDEX THAT DOES NOT INCLUDE THE REINVESTMENT OF DIVIDENDS AND DOES NOT REFLECT DEDUCTIONS OF COMMISSIONS, MANAGEMENT FEES AND EXPENSES. INDIVIDUALS CANNOT INVEST IN THE INDEX ITSELF.

In addition, small positions were taken in four other countries in the region:
Germany, Netherlands, Belgium, and Finland. We widened the Fund's country exposure in anticipation of a broad-based rally in European equity markets.

EQUITIES

Novo-Nordisk A/S - Class B and GlaxoSmithkline PLC, two global pharmaceutical companies, were the largest holdings in the Fund at the end of the fiscal year. The defensive qualities of these healthcare related companies helped both perform well relative to the broader European equity markets amid the economic uncertainty of this past year. Denmark-based Novo Nordisk A/S - Class B, declined .0043%, while GlaxoSmithkline PLC, based in the United Kingdom, declined 5.27%. In the second quarter of this year, significant positions were taken in three companies whose revenues and earnings are heavily impacted by swings in the economy. SKF AB - Class B, a worldwide metal processing and fabrication company, and Svenska Cellulosa AB - Class B, a forest products and paper concern, are both based in Sweden. Wolseley PLC, a retail distributor of building products, is based in the United Kingdom. All three companies were priced below their intrinsic values at the time of purchase and displayed high relative strength.

REGION OUTLOOK

We believe that an economic rebound in Europe may begin within the next six months. The U.S. Federal Reserve Board's aggressive interest rate reduction measures should stimulate the American Economy. A strong U.S. economy should, in turn, help to spark a rebound in the European business environment. While the European Central Bank has not cut their benchmark lending rate as aggressively as the Federal Reserve Board, the ECB did lower the rate three times this year. In addition, the ECB has been vigilant in keeping inflation under control in the region. The Euro Zone inflation rate hovers just above the ECB's target of 2.0%. With inflation contained, the ECB has additional flexibility to reduce its benchmark lending rate further to provide more economic stimulus if needed. We are hopeful that the European equity markets will rally as soon as the first signs of an economic recovery become apparent.

FUND RETURNS*

                           TOTAL RETURN                   AVERAGE ANNUAL
                           FOR ONE-YEAR                    TOTAL RETURN
                           PERIOD ENDED                  SINCE INCEPTION
                        SEPTEMBER 30, 2001             (FEBRUARY 18, 1997)

 ICON North Europe
     Region Fund             -30.29%                          0.59%

 * FIGURES SHOWN ARE HISTORICAL PERFORMANCE, AND ARE NOT PREDICTIVE OF FUTURE RESULTS. Returns assume all distributions reinvested, and reflect all applicable fees and fund expenses. The investment return and principal value of an investment in the ICON Funds will fluctuate and shares, when redeemed, may be worth more or less than their original cost. Because of the narrow regional focus of the ICON International Equity Funds, each Fund's performance will generally be closely tied to and affected by the performance of its respective foreign region.

    A Fund's performance may from time to time be subject to substantial short-term changes, particularly during periods of market or interest rate volatility. The extreme market volatility surrounding the events of September 11, 2001 may have an impact on the Fund's performance, and may result in performance significantly different than presented here. Please visit the ICON Funds web site to obtain more current performance information.

    Funds concentrating in international investments can expose investors to heightened risks, including fluctuations in the value of the U.S. dollar relative to the value of other currencies, the custody arrangements made for the Fund's foreign holdings, accounting differences, political risks and the lesser degree of public information required to be provided by non-U.S. companies.

    FOR MORE COMPLETE INFORMATION ABOUT THE ICON FUNDS, INCLUDING CHARGES AND EXPENSES, PLEASE OBTAIN A PROSPECTUS BY CALLING 1-800-764-0442 OR VISIT OUR WEB SITE AT www.iconfunds.com. PLEASE READ THE PROSPECTUS CAREFULLY BEFORE YOU INVEST, AS INVESTING IN THE ICON FUNDS INVOLVES RISK.

    Data Source: Bloomberg

--------------------------------------------------------------------------------
PORTFOLIO PROFILE                            SEPTEMBER 30, 2001
Equities                                     77.3%
Top 10 Equity Holdings (% of Net Assets)     28.1%
Number of Stocks                             43
Cash & Cash Equivalents                       7.0%

--------------------------------------------------------------------------------
TOP 10 EQUITY HOLDINGS                       SEPTEMBER 30, 2001
Glaxosmithkline PLC                           4.6%
Novo Nordisk A/S - Class B                    3.8%
Hennes & Mauritz AB - Class B                 2.8%
SKF AB - Class B                              2.7%
Norsk Hydro ASA                               2.6%
Elkem ASA                                     2.6%
Norske Skogindustrier ASA                     2.4%
Svenska Cellulosa AB - Class B                2.2%
Lloyds TSB Group PLC                          2.2%
Wolseley PLC                                  2.2%

--------------------------------------------------------------------------------
TOP COUNTRIES                                SEPTEMBER 30, 2001
Sweden                                       22.2%
United Kingdom                               21.8%
Norway                                       12.9%
Denmark                                       5.8%
Germany                                       5.7%
Netherlands                                   4.0%
Belgium                                       3.2%
Finland                                       1.7%

--------------------------------------------------------------------------------

                            PERFORMANCE OVERVIEW*

                                             ICON         MSCI       BLOOMBERG
                                          NORTH EUROPE   EUROPE       EUROPEAN
                                          REGION FUND   15 INDEX     500 INDEX
GROWTH OF $10,000 SINCE INCEPTION          $10,274       $11,224      $15,178

CUMULATIVE RETURN SINCE INCEPTION            2.74%        12.24%       51.78%

AVERAGE ANNUAL RETURN SINCE INCEPTION        0.59%         2.53%        9.46%

   ALL INFORMATION IS FOR THE PERIOD ENDED 9/30/01

[CHART]
LIFE OF THE FUND
VALUE OF $10,000 INVESTMENT SINCE FUND INCEPTION (FEBRUARY 18, 1997) VERSUS FUND BENCHMARKS.

                       ICON         MSCI             BLOOMBERG
                   NORTH EUROPE    EUROPE            EUROPEAN
                    REGION FUND   15 INDEX           500 INDEX
   2/18/97           $10,000      $10,000.00        $10,000.00
   3/31/97           $10,230      $10,310.00        $10,126.00
   6/30/97           $10,570      $11,180.16        $11,370.49
   9/30/97           $11,060      $12,053.33        $12,437.04
  12/31/97           $11,275      $12,009.94        $12,561.41
   3/31/98           $12,893      $14,392.72        $15,422.90
   6/30/98           $13,554      $15,076.37        $16,049.07
   9/30/98           $11,834      $12,849.59        $12,850.49
  12/31/98           $12,994      $15,195.92        $15,170.00
   3/31/99           $12,164      $14,817.55        $15,764.66
   6/30/99           $12,721      $14,713.82        $16,713.70
   9/30/99           $13,346      $14,825.65        $16,468.00
  12/31/99           $15,689      $17,341.56        $20,708.52
   3/31/00           $15,576      $17,296.47        $21,855.77
   6/30/00           $15,151      $16,691.10        $21,156.38
   9/29/00           $14,739      $15,417.57        $20,830.58
  12/29/00           $14,332      $15,665.79        $19,720.31
   3/30/01           $12,232      $13,181.19        $17,657.56
   6/29/01           $12,218      $12,814.76        $18,743.50
   9/30/01           $10,274      $11,224.45        $15,178.49

SCHEDULE OF INVESTMENTS
SEPTEMBER 30, 2001

SHARES OR PRINCIPAL AMOUNT          MARKET VALUE
COMMON STOCKS 77.3%
DENMARK 5.8%
 13,000   Novo Nordisk A/S -
          Class B                    $   539,743
  8,000   TDC A/S                        280,220
------------------------------------------------
Total Denmark                            819,963

BELGIUM 3.2%
  2,100   Glaverbel SA                   166,585
  7,800   Umicore                        294,809
------------------------------------------------
Total Belgium                            461,394

FINLAND 1.7%
 29,700   Metso Corp(a)                  239,656
------------------------------------------------
Total Finland                            239,656

GERMANY 5.7%
  2,800   Adidas-Salomon AG(a)           143,570
  6,800   Gehe AG(a)                     281,166
  3,400   Heidelberger Zement AG         123,862
  8,000   Hugo Boss - PFD(a)             138,798
  3,400   Volkswagen AG                  118,597
------------------------------------------------
Total Germany                            805,993

NETHERLANDS 4.0%
 14,700   ASML Holdings NV(a)            163,600
  6,600   IHC Caland NV                  285,219
  7,400   Vopak(a)                       117,942
------------------------------------------------
Total Netherlands                        566,761

NORWAY 12.9%
 17,069   Bergesen D Y ASA - Class A     281,930
 21,356   Elkem ASA                      362,370
 10,000   Norsk Hydro ASA                366,984
 22,564   Norske Skogindustrier ASA      335,804
 15,717   Orkla ASA - Class A            249,853
 37,187   Petroleum Geo-Services
          ASA(a)                         236,884
------------------------------------------------
Total Norway                           1,833,825

SWEDEN 22.2%
 15,300   Atlas Copco
          AB - Class A                   266,763
 20,800   Electrolux AB Class B          216,425
 23,500   Hennes & Mauritz
          AB - Class B                   404,227
 12,300   Modern Times Group -
          Class B(a)                     220,221
 15,600   Sandvik AB                     282,230
 31,000   Skandinaviska Enskilda
          Banken AB                      216,491
 37,600   Skanska AS - Class B           244,959
 28,500   SKF AB - Class B               388,713
 17,500   Ssab Svenskt Stal AB
          Class A                        125,493
 14,500   Svenska Cellulosa
          AB - Class B                   315,339
 15,280   Svenska Handelsbanken -
          Class A                        198,378
 21,100   Volvo AB - Class B             271,960
------------------------------------------------
Total Sweden                           3,151,199

UNITED KINGDOM 21.8%
 41,400   Airtours PLC                    97,811
  6,342   Astrazeneca PLC                295,009
 28,700   Berkeley Group (The) PLC       244,919
 31,290   BP PLC                         258,451
 23,007   Glaxosmithkline PLC            649,228
 22,000   Gus PLC                        174,603
 17,500   Amvescap PLC                   187,243
 32,468   Lloyds TSB Group PLC           310,173
 18,100   Rio Tinto PLC                  284,641
 14,900   Smiths Group PLC(a)            144,095
 60,000   Taylor Woodrow PLC             145,944
 48,800   Wolseley PLC                   307,689
------------------------------------------------
Total United Kingdom                   3,099,806
Total Common Stock 77.3%
          (Cost $13,245,959)          10,978,597
------------------------------------------------
Demand Deposits 7.0%
999,522   1.71% JP Morgan Chase
          Interest Bearing Demand
          Deposit Account                999,522
------------------------------------------------
Total Investments 84.3%
          (Cost $14,245,481)          11,978,119
------------------------------------------------
Other Assets less Liabilities 15.7%    2,217,595
------------------------------------------------
Net Assets 100.0%                    $14,195,714


THE ACCOMPANYING NOTES ARE AN INTEGRAL PART OF THE FINANCIAL STATEMENTS

(a) NON-INCOME PRODUCING SECURITY

SUMMARY OF INVESTMENTS BY INDUSTRY(1)
                              % OF INVESTMENTS
Health Care Diversified              13.46%
Machinery - Diversified               9.63%
Banks (Money Center)                  6.57%
Paper & Forest Products               5.96%
Metal Fabricators                     5.35%
Steel                                 4.43%
Homebuilding                          3.67%
Retail Specialty - Apparel            3.67%
Air Freight                           3.52%
Automobiles                           3.52%
Chemicals - Specialty                 3.36%
Hardware & Tools                      2.75%
Distributors (Food & Health)          2.60%
Metals Mining                         2.60%
Shipping                              2.60%
Telephone Long Distance               2.60%
Engineering & Construction            2.29%
Foods                                 2.29%
Oil (Int'l Integrated)                2.29%
Oil & Gas (Drilling & Equip)          2.14%
Broadcasting (TV, Radio, Cable)       1.99%
Household Furnishings & App           1.99%
Diversified Financial Services        1.68%
Manufacturing (Diversified)           1.53%
Retail Stores                         1.53%
Leisure Time (Products)               1.38%
Aerospace/Defense                     1.22%
Textiles (Apparel)                    1.22%
Chemicals                             1.09%
Construction                          1.07%
------------------------------------------------
Total                               100.00%

THE ACCOMPANYING NOTES ARE AN INTEGRAL PART OF THE FINANCIAL STATEMENTS.

(1) AS OF THE DATE OF THIS REPORT, THE INDUSTRY CLASSIFICATIONS FOR FOREIGN SECURITIES ARE STILL CATEGORIZED BY S&P ACCORDING TO S&P'S PRIOR INDUSTRY CLASSIFICATION SYSTEM. THEREFORE, THEY DO NOT REFLECT THE SAME INDUSTRY CLASSIFICATIONS AS THE DOMESTIC EQUITY FUNDS.

ICON FUNDS              MANAGEMENT DISCUSSION AND ANALYSIS

[GRAPHIC]SOUTH EUROPE REGION FUND

PERFORMANCE

The ICON South Europe Region Fund declined 19.82% in the one-year period ended September 30, 2001. This compares to a 27.20% decline the Morgan Stanley Capital International Europe 15 Index(1) (in U.S. dollars) during the same period.

REGION REVIEW

Much like the United States, the European stock markets suffered significant declines over the past year. Unlike the U.S, however, there appeared to be far fewer concerns about the health of the European economy even as their markets followed ours lower. There were at least two fundamental reasons that can provide some explanation for the decline in the European equity markets. First, sales for European companies are increasingly subject to American demand. During the past year, in the midst of deteriorating economic conditions in the U.S., Americans have curtailed their spending. This slow down in spending has negatively impacted European businesses, as many are large exporters to the U.S. A second reason behind the decline in the European equity markets appears to be a growing global unease about the prospects for positive growth in world economies over the next six to twelve months. The result has been widespread fear and negative sentiment about the future of world equity prices. These factors reached a climax on September 11, 2001 when terror struck America, igniting heightened uncertainty in the U.S. financial markets and leading to a sharp sell-off in world equity issues.

One additional factor that appeared to weigh on European equity markets was the European Central Bank's (ECB) reluctance to aggressively lower short-term interest rates over the past year. In the U.S., the Federal Reserve Board aggressively cut short-term interest rates to spur economic growth. Since the beginning of this year the Federal Reserve has lowered its benchmark lending rate, the federal funds rate, nine times. The rate stood at 6.50% at the end of 2000, and at 2.50% on October 2, 2001. The European Central Bank, on the other hand, was much less aggressive than their American counterparts. The ECB lowered their benchmark lending rate only three times this year, from 4.75% down to 3.75%. The lack of aggressiveness on the part of the ECB has increased the economic uncertainty in the region and placed further downward pressure on European equity prices.

INVESTMENT STRATEGY AND ACTIVITY

Despite the broad decline in the European equity markets, Austria held up well compared to the other countries in South Europe. The Austrian Vienna Stock Exchange Share Index lost only 4.87% from the end of September 2000 to the end of September 2001. Austria maintained strong representation in the ICON South Europe Region Fund comprising 13.9% of the Fund at the end of fiscal year 2001. Italy, on the other hand, was reduced significantly as a percent of holdings in the Fund, primarily due to its low relative strength. The Milan MIB30 Index lost 4.92% during the second quarter of 2001 in simple price depreciation, while the Morgan Stanley Capital International Europe 15 Index lost only 2.78% in the same period. Primarily as a result of this poor relative performance, we reduced our holdings in Italy from nearly 30% on September 30, 2000 to just over 3% by September 30, 2001.

In addition to the focus on country representation within the Fund, we also considered industry exposure within the respective countries. In anticipation of an economic bottom and subsequent turnaround, we invested in some cyclical industries, as they have historically performed well in such a scenario. Engineering & Construction now makes up 11.95% of the Fund with Steel and Automobiles comprising an additional 6.00% each.

REGION OUTLOOK

We would therefore anticipate the European markets to move upward over the next six- to twelve-month period. The European economy remains generally stronger than the American economy, and stands to benefit from an interest rate driven economic rebound in the United States. Further, there is still room for the European Central Bank to lower rates to spur economic activity at home. We anticipate that this interest rate reduction by the ECB coupled with an interest rate driven economic recovery in the U.S. will be a prime catalyst for expansion in world economies and rising prices in world equity markets.

FUND RETURNS*

                       TOTAL RETURN                AVERAGE ANNUAL
                       FOR ONE-YEAR                 TOTAL RETURN
                       PERIOD ENDED                SINCE INCEPTION
                    SEPTEMBER 30, 2001           (FEBRUARY 20, 1997)
 ICON South Europe
    Region Fund           -19.82%                      1.67%

(1) THE MSCI EUROPE 15 INDEX IS COMPRISED OF STOCKS TRADED IN THE DEVELOPED MARKETS OF EUROPE. THE INDEX TRIES TO CAPTURE AT LEAST 60% OF INVESTABLE CAPITALIZATION IN SAID MARKETS SUBJECT TO CONSTRAINTS GOVERNED BY INDUSTRY REPRESENTATION, MAXIMUM LIQUIDITY, MAXIMUM FLOAT, AND MINIMUM CROSS-OWNERSHIP (COMPANIES WITH EXPOSURE IN MULTIPLE COUNTRIES). THE INDEX IS CAPITALIZATION WEIGHTED. IT IS AN UNMANAGED INDEX THAT DOES NOT INCLUDE THE REINVESTMENT OF DIVIDENDS AND DOES NOT REFLECT DEDUCTIONS OF COMMISSIONS, MANAGEMENT FEES AND EXPENSES. INDIVIDUALS CANNOT INVEST IN THE INDEX ITSELF.

* FIGURES SHOWN ARE HISTORICAL PERFORMANCE, AND ARE NOT PREDICTIVE OF FUTURE RESULTS. Returns assume all distributions reinvested, and reflect all applicable fees and fund expenses. The investment return and principal value of an investment in the ICON Funds will fluctuate and shares, when redeemed, may be worth more or less than their original cost. Because of the narrow regional focus of the ICON International Equity Funds, each Fund's performance will generally be closely tied to and affected by the performance of its respective foreign region.

    A Fund's performance may from time to time be subject to substantial short-term changes, particularly during periods of market or interest rate volatility. The extreme market volatility surrounding the events of September 11, 2001 may have an impact on the Fund's performance, and may result in performance significantly different than presented here. Please visit the ICON Funds web site to obtain more current performance information.

    Funds concentrating in international investments can expose investors to heightened risks, including fluctuations in the value of the U.S. dollar relative to the value of other currencies, the custody arrangements made for the Fund's foreign holdings, accounting differences, political risks and the lesser degree of public information required to be provided by non-U.S. companies.

    FOR MORE COMPLETE INFORMATION ABOUT THE ICON FUNDS, INCLUDING CHARGES AND EXPENSES, PLEASE OBTAIN A PROSPECTUS BY CALLING 1-800-764-0442 OR VISIT OUR WEB SITE AT www.iconfunds.com. PLEASE READ THE PROSPECTUS CAREFULLY BEFORE YOU INVEST, AS INVESTING IN THE ICON FUNDS INVOLVES RISK.

    Data Source: Bloomberg

--------------------------------------------------------------------------------
PORTFOLIO PROFILE                            SEPTEMBER 30, 2001
Equities                                     71.8%
Top 10 Equity Holdings (% of Net Assets)     27.9%
Number of Stocks                             41
Cash & Cash Equivalents                      3.3%

--------------------------------------------------------------------------------
TOP 10 EQUITY HOLDINGS                       SEPTEMBER 30, 2001
Acs, Actividades Cons Y Serv                  3.3%
Aguas De Barcelona                            3.3%
Zardoya Otis SA                               3.1%
Bohler-Uddeholm                               3.1%
Nestle SA Reg                                 2.9%
Viscofan Envolturas Celulosi                  2.7%
Credit Suisse Group                           2.6%
Peugeot SA                                    2.4%
Essilor Intl                                  2.3%
Compagnie De Saint-Gobain                     2.2%

--------------------------------------------------------------------------------
TOP COUNTRIES                                SEPTEMBER 30, 2001
France                                       24.3%
Spain                                        16.1%
Austria                                      13.9%
Switzerland                                  11.8%
Italy                                         3.0%
Portugal                                      2.7%

--------------------------------------------------------------------------------

                             PERFORMANCE OVERVIEW*

                                               ICON SOUTH        MSCI EUROPE
                                            EUROPE REGION FUND    15 INDEX
GROWTH OF $10,000 SINCE INCEPTION                $10,795          $11,222

CUMULATIVE RETURN SINCE INCEPTION                  7.95%           12.22%

AVERAGE ANNUAL RETURN SINCE INCEPTION              1.67%            2.53%

  ALL INFORMATION IS FOR THE PERIOD ENDED 9/30/01

LIFE OF THE FUND

VALUE OF $10,000 INVESTMENT SINCE FUND INCEPTION (FEBRUARY 20, 1997) VERSUS FUND BENCHMARK.

[CHART]]

                          ICON SOUTH        MSCI EUROPE
                     EUROPE REGION FUND      15 INDEX
    2/20/97               $10,000             $10,000
    3/31/97               $ 9,800             $10,308
    6/30/97               $10,700             $11,178
    9/30/97               $11,900             $12,051
   12/31/97               $12,382             $12,008
    3/31/98               $15,106             $14,390
    6/30/98               $15,606             $15,073
    9/30/98               $12,627             $12,847
   12/31/98               $15,070             $15,193
    3/31/99               $14,247             $14,815
    6/30/99               $13,198             $14,711
    9/30/99               $13,437             $14,823
   12/31/99               $14,367             $17,338
    3/31/00               $13,849             $17,293
    6/30/00               $14,460             $16,688
    9/29/00               $13,464             $15,415
   12/29/00               $14,181             $15,663
    3/30/01               $12,654             $13,179
    6/29/01               $11,552             $12,812
    9/30/01               $10,795             $11,222

SCHEDULE OF INVESTMENTS
SEPTEMBER 30, 2001

SHARES OR PRINCIPAL AMOUNT             MARKET VALUE
 COMMON STOCKS 71.8%

 AUSTRIA 13.9%
   2,800   Bbag Oesterreichische
           Brau-Beteiligungs          $   104,299
   5,500   Bohler-Uddeholm                232,673
   1,300   Bwt AG, Best Water Tech         33,506
   3,900   Flughafen Wien AG              106,522
   2,100   Lenzing AG                     146,503
   3,100   Mayr Melnhof Karton AG         152,967
   1,800   OMV AG                         145,984
   6,800   RHI AG(a)                       80,510
   1,100   VA Technologie AG               23,463
 -----------------------------------------------------
 Total Austria                          1,026,427

 ITALY 3.0%
   8,569   Fiat SPA                       149,850
   7,417   Mediobanca SPA                  70,455
 -----------------------------------------------------
 Total Italy                              220,305

 PORTUGAL 2.7%
  10,500   Brisa Auto Estradas
           De Portugal SA                  95,628
  58,500   Corticeira Amorim SA            47,418
   8,300   Portugal Telecom SA-Reg         60,322
 -----------------------------------------------------
 Total Portugal                           203,368

 SPAIN 16.1%
  10,200   Acs, Actividades Cons Y Serv   245,153
  18,400   Aguas De Barcelona             244,495
   8,200   Fomento De Construc
           Y Contra                       159,071
   6,000   Gas Natural SDG SA             107,432
  50,900   Viscofan Envolturas Celulosi   202,580
  27,400   Zardoya Otis SA                232,825
 -----------------------------------------------------
 Total Spain                            1,191,556

 FRANCE 24.3%
     800   Air Liquide                    112,204
   2,000   BNP Paribas                    163,570
   6,000   Essilor Intl                   166,940
   1,700   Lafarge SA                     138,493
   2,900   Pechiney S.A. Class A          109,608
   4,800   Peugeot SA                     178,798
     800   Pinault Printemps Redoute       88,233
   6,000   Publicis Groupe                101,093
   1,200   Compagnie De Saint-Gobain      165,027
   1,000   Schneider Electric SA           36,430
   1,000   Technip                        126,047
     700   Total Fina ELF SA               94,035
  15,100   Usinor SA                      121,020
   2,400   Valeo                           75,738
   2,000   Vinci S.A.                     117,486
 -----------------------------------------------------
 Total France                           1,794,722

 SWITZERLAND 11.8%
   5,436   Credit Suisse Group            189,999
     200   Lonza AG-Reg(a)                113,826
   1,000   Nestle SA Reg                  213,424
   3,000   Novartis - Reg                 117,476
   1,300   Roche Holding AG Genusss        93,288
   3,144   UBS AG                         147,039
 -----------------------------------------------------
 Total Switzerland                        875,052
 Total Common Stock 71.8%
           (Cost $6,301,727)            5,311,430
 -----------------------------------------------------
 Demand Deposits 3.3%
  242,911  1.59% JP Morgan Chase
           Interest Bearing Demand
           Deposit Account                242,916
 -----------------------------------------------------
 Total Investments 75.1%
           (Cost $6,544,643)            5,554,346
 -----------------------------------------------------
 Other Assets less Liabilities 24.9%    1,842,524
 -----------------------------------------------------
 Net Assets 100.0%                     $7,396,870

 THE ACCOMPANYING NOTES ARE AN INTEGRAL PART OF THE FINANCIAL STATEMENTS

(a) NON-INCOME PRODUCING SECURITY

SUMMARY OF INVESTMENTS BY INDUSTRY(1)

                                % OF INVESTMENTS
Engineering & Construction           11.95%
Banks (Money Center)                 10.82%
Oil (Int'l Integrated)                6.64%
Steel                                 6.64%
Automobiles                           6.26%
Chemicals - Specialty                 4.93%
Machinery - Diversified               4.93%
Water Utilities                       4.55%
Health Care Diversified               4.36%
Foods                                 3.98%
Housewares                            3.80%
Health Care (Med Prods/Sups)          3.23%
Containers - Metal & Glass            3.04%
Containers/Packaging (Paper)          2.85%
Construction                          2.66%
Air Freight                           2.09%
Metal Fabricators                     2.09%
Natural Gas - Distr - Pipe Line       2.09%
Beverages - Alcoholic                 1.90%
Services (Advertising/Mktg)           1.90%
Distributors (Food & Health)          1.71%
Retail Stores - Dept Stores           1.71%
Auto Parts & Equipment                1.52%
Building Materials Group              1.52%
Telephone Long Distance               1.14%
Paper & Forest Products               0.95%
Electric Companies                    0.74%
--------------------------------------------
Total                               100.00%

THE ACCOMPANYING NOTES ARE AN INTEGRAL PART OF THE FINANCIAL STATEMENTS.

(1) AS OF THE DATE OF THIS REPORT, THE INDUSTRY CLASSIFICATIONS FOR FOREIGN SECURITIES ARE STILL CATEGORIZED BY S&P ACCORDING TO S&P'S PRIOR INDUSTRY CLASSIFICATION SYSTEM. THEREFORE, THEY DO NOT REFLECT THE SAME INDUSTRY CLASSIFICATIONS AS THE DOMESTIC EQUITY FUNDS.

ICON FUNDS            STATEMENTS OF ASSETS AND LIABILITIES

SEPTEMBER 30, 2001

-------------------------------------------------------------------------------------------------------------------------------

                                                 ICON          ICON CONSUMER     ICON ENERGY   ICON FINANCIAL   ICON HEALTHCARE
                                            MATERIALS FUND  DISCRETIONARY FUND       FUND           FUND              FUND
-------------------------------------------------------------------------------------------------------------------------------
ASSETS
Investments at cost                         $  29,991,320      $ 117,669,447    $  41,497,189   $  56,573,973    $  30,284,275
                                            -----------------------------------------------------------------------------------
Investments at value                           29,194,601        106,051,382       37,159,295      53,047,657       32,114,379
Cash                                                    -                  -                -               -                -
Receivables:
   Fund shares sold                                40,925            228,625          105,882       1,396,715        1,942,247
   Investments sold                                     -          1,450,896                -               -                -
   Interest                                         2,798              9,028            5,209           2,511            2,682
   Dividends                                       47,017             71,554           22,338          32,825            4,889
Deferred organizational costs                       3,388              3,388                -           3,388            2,531
Other                                                   -                  -                -               -                -
                                            -----------------------------------------------------------------------------------
   Total Assets                                29,288,729        107,814,873       37,292,724      54,483,096       34,066,728
LIABILITIES
Payables:
   Due to Custodian bank                                -            508,945                -               -                -
   Fund shares redeemed                            32,784             50,262          268,779          67,479          357,655
   Investments bought                                   -                  -                -                                -
   Advisory fee                                    24,453             94,756           35,568          43,821           26,497
   Fund accounting, custodial and
   transfer agent fees                              7,811             30,217           10,748          14,011            8,535
   Administration fee                               1,223              4,738            1,778           2,191            1,325
   Distributions due to shareholders                    -                  -                -               -                -
   Accrued expenses                                22,858             50,469           30,967          37,288           26,852
                                            -----------------------------------------------------------------------------------
   Total Liabilities                               89,129            739,387          347,840         164,790          420,864
Net Assets                                  $  29,199,600      $ 107,075,486    $  36,944,884   $  54,318,306    $  33,645,864
   Shares outstanding (unlimited shares
   authorized, no par value)                    5,120,799         11,952,596        3,272,639       4,510,721        2,907,467
Net Asset Value (offering price and
   redemption price per share)                      $5.70              $8.96           $11.29          $12.04           $11.57

THE ACCOMPANYING NOTES ARE AN INTEGRAL PART OF THE FINANCIAL STATEMENTS

                                       54


------------------------------------------------------------------------------------------------------------------------------------
                                            ICON LEISURE
                                            AND CONSUMER    ICON INFORMATION   ICON TELECOMM &   ICON INDUSTRIALS   ICON SHORT-TERM
                                            STAPLES FUND     TECHNOLOGY FUND    UTILITIES FUND          FUND       FIXED INCOME FUND
------------------------------------------------------------------------------------------------------------------------------------
ASSETS
Investments at cost                         $  41,787,497    $ 166,141,804      $  17,893,130     $  82,684,382      $  20,556,375
                                            ----------------------------------------------------------------------------------------
Investments at value                           41,156,925      120,895,773         16,498,769        76,902,253         20,556,375
Cash                                                    -                -                  -                 -                775
Receivables:
   Fund shares sold                                87,834          452,511             43,260           152,814             57,902
   Investments sold                                     -                -                  -                 -                  -
   Interest                                         4,090           23,330              1,983             8,891                  -
   Dividends                                        1,342            7,459             28,282            58,011                  -
Deferred organizational costs                       3,388            2,531              3,388             3,388              2,531
Other                                                   -                -                  -               338                  -
                                            ----------------------------------------------------------------------------------------
   Total Assets                                41,253,579      121,381,604         16,575,682        77,125,695         20,617,583
LIABILITIES
Payables:
   Due to Custodian bank                                -                -                  -                 -                  -
   Fund shares redeemed                            11,157          139,706              1,563            63,905            220,976
   Investments bought                                   -        2,174,214                  -           608,629                  -
   Advisory fee                                    35,514          109,864             13,351            64,165             10,720
   Fund accounting, custodial and
   transfer agent fees                             11,351           34,790              4,249            20,559              5,107
   Administration fee                               1,776            5,493                668             3,208                825
   Distributions due to shareholders                    -                -                  -                 -             25,070
   Accrued expenses                                31,633           66,251             18,571            39,825             16,788
                                            ----------------------------------------------------------------------------------------
   Total Liabilities                               91,431        2,530,318             38,402           800,291            279,486
Net Assets                                  $  41,162,148    $ 118,851,286      $  16,537,280     $  76,325,404      $  20,338,097
   Shares outstanding (unlimited shares
   authorized, no par value)                    4,370,690       15,230,264          2,671,313         8,927,741          2,225,151
Net Asset Value (offering price and
   redemption price per share)                      $9.42            $7.80              $6.19             $8.55              $9.14

---------------------------------------------------------------------------------------------

                                              ICON ASIA      ICON N. EUROPE   ICON S. EUROPE
                                             REGION FUND       REGION FUND      REGION FUND
---------------------------------------------------------------------------------------------
ASSETS
Investments at cost                         $  16,258,391    $  14,245,481    $   6,544,643
                                            -------------------------------------------------
Investments at value                           14,327,132       11,978,119        5,554,346
Cash                                                    -            2,630                -
Receivables:
   Fund shares sold                             6,003,439        2,249,135        1,815,517
   Investments sold                                     -                -                -
   Interest                                         2,983              612              857
   Dividends                                       43,375           24,978           59,562
Deferred organizational costs                       2,531            2,531            2,531
Other                                                   -                -                -
                                            -------------------------------------------------
   Total Assets                                20,379,460       14,258,005        7,432,813
LIABILITIES
Payables:
   Due to Custodian bank                           21,613                -                -
   Fund shares redeemed                           640,457           20,108            5,500
   Investments bought                                   -                -                -
   Advisory fee                                     9,905            9,782            5,221
   Fund accounting, custodial and
   transfer agent fees                              8,973            8,816            5,194
   Administration fee                                 494              491              261
   Distributions due to shareholders                    -                -                -
   Accrued expenses                                24,228           23,094           19,767
                                            -------------------------------------------------
   Total Liabilities                              705,670           62,291           35,943
Net Assets                                  $  19,673,790    $  14,195,714    $   7,396,870
   Shares outstanding (unlimited shares
   authorized, no par value)                    2,889,357        1,960,781          909,454
Net Asset Value (offering price and
   redemption price per share)                      $6.81            $7.24            $8.13

ICON FUNDS                  STATEMENTS OF OPERATIONS

FOR THE YEAR ENDED SEPTEMBER 30, 2001

-----------------------------------------------------------------------------------------------------------------------------------

                                                 ICON          ICON CONSUMER     ICON ENERGY   ICON FINANCIAL   ICON HEALTHCARE
                                            MATERIALS FUND  DISCRETIONARY FUND       FUND           FUND              FUND
-----------------------------------------------------------------------------------------------------------------------------------
INVESTMENT INCOME:
  Interest                                  $      75,384      $     185,495    $     240,027   $     203,862    $     103,870
  Dividends                                       385,898            808,684          709,065         937,175           67,245
  Foreign taxes withheld                           (2,838)                 -                -               -                -
                                            ---------------------------------------------------------------------------------------
Total investment income                           458,444            994,179          949,092       1,141,037          171,115
Expenses:
  Advisory fees                                   245,084            780,581          492,200         595,403          359,886
  Fund accounting, custodial and
  transfer agent fees                              38,968            127,180           76,535          82,415           56,510
  Administration fees                              12,252             39,025           24,609          29,762           17,990
  Audit fees                                        7,320             23,127           13,860          17,118           10,706
  Registration fees                                19,900             21,055           19,709          26,036           21,860
  Legal fees                                        2,801              8,049            6,140           8,424            5,405
  Insurance expense                                 1,155              3,802            2,555           1,610              839
  Amortization of deferred
  organizational expenses                           3,719              3,719                -           3,719            3,719
  Trustee fees and expenses                         1,482              4,583            2,603           3,536            1,909
  Shareholder reports                               9,418             23,015           14,986          22,656           14,660
  Excise taxes                                        477                  -                -               -                -
  Other expenses                                   17,387             35,261           29,101          45,167           29,533
                                            ---------------------------------------------------------------------------------------
  Total expenses                                  359,963          1,069,397          682,298         835,846          523,017
                                            ---------------------------------------------------------------------------------------
  Net investment income/(loss)                     98,481            (75,218)         266,794         305,191         (351,902)
                                            ---------------------------------------------------------------------------------------
Net realized and unrealized gain/(loss)
  on investments:
Net realized gain/(loss) from
  investment transactions                      (1,475,088)        (7,473,700)      (1,954,882)     25,637,924        4,500,500
Net realized gain/(loss) from foreign
  currency translations                                 -                  -                -               -                -
Change in net unrealized appreciation or
  depreciation on securities and foreign
  currency translations                          (138,210)        (7,173,686)      (9,050,281)    (21,579,943)      (4,058,749)
                                            ---------------------------------------------------------------------------------------
Net realized and unrealized gain/(loss)
  on investments                               (1,613,298)       (14,647,386)     (11,005,163)      4,057,981          441,751
                                            ---------------------------------------------------------------------------------------
Net increase/(decrease) in net assets
  resulting from operations                 $  (1,514,817)     $ (14,722,604)   $ (10,738,369)  $   4,363,172    $      89,849

THE ACCOMPANYING NOTES ARE AN INTEGRAL PART OF THE FINANCIAL STATEMENTS

                                       56

------------------------------------------------------------------------------------------------------------------------------------
                                            ICON LEISURE
                                            AND CONSUMER    ICON INFORMATION   ICON TELECOMM &   ICON INDUSTRIALS   ICON SHORT-TERM
                                            STAPLES FUND     TECHNOLOGY FUND    UTILITIES FUND          FUND       FIXED INCOME FUND
------------------------------------------------------------------------------------------------------------------------------------
INVESTMENT INCOME:
  Interest                                  $      93,528     $     188,362      $      48,389    $     117,474      $     274,489
  Dividends                                       274,237           277,026            326,804          565,762                  -
  Foreign taxes withheld                                -                 -                  -                -                  -
                                            ----------------------------------------------------------------------------------------
Total investment income                           367,765           465,388            375,193          683,236            274,489
Expenses:
  Advisory fees                                   409,960           996,991            135,297          557,548             40,100
  Fund accounting, custodial and
  transfer agent fees                              63,540           161,380             21,561           89,801             12,126
  Administration fees                              20,493            49,932              6,764           27,873              3,084
  Audit fees                                       11,371            29,252              3,893           16,059              2,162
  Registration fees                                20,732            25,498             15,253           19,444             13,762
  Legal fees                                        5,421            10,855              1,726            6,416                746
  Insurance expense                                 1,457             4,850                577            2,391                190
  Amortization of deferred
  organizational expenses                           3,719             3,719              3,719            3,719              3,719
  Trustee fees and expenses                         1,692             5,971                709            3,012                246
  Shareholder reports                              12,712            33,209              4,387           16,819              2,135
  Excise taxes                                          -                 -                  -                -                276
  Other expenses                                   22,945            47,203             15,279           28,834             17,044
                                            ----------------------------------------------------------------------------------------
  Total expenses                                  574,042         1,368,860            209,165          771,916             95,590
                                            ----------------------------------------------------------------------------------------
  Net investment income/(loss)                   (206,277)         (903,472)           166,028          (88,680)           178,899
                                            ----------------------------------------------------------------------------------------
Net realized and unrealized gain/(loss)
  on investments:
Net realized gain/(loss) from
  investment transactions                       2,432,006        (4,410,657)          (994,778)      (2,629,789)             1,406
Net realized gain/(loss) from foreign
  currency translations                                 -                 -                  -                -                  -
Change in net unrealized appreciation or
  depreciation on securities and foreign
  currency translations                          (542,837)      (48,273,407)        (2,217,047)      (5,826,231)             8,236
                                            ----------------------------------------------------------------------------------------
Net realized and unrealized gain/(loss)
  on investments                                1,889,169       (52,684,064)        (3,211,825)      (8,456,020)             9,642
                                            ----------------------------------------------------------------------------------------
Net increase/(decrease) in net assets
  resulting from operations                 $   1,682,892     $ (53,587,536)     $  (3,045,797)   $  (8,544,700)     $     188,541

---------------------------------------------------------------------------------------------------

                                                   ICON ASIA      ICON N. EUROPE   ICON S. EUROPE
                                                  REGION FUND       REGION FUND      REGION FUND
---------------------------------------------------------------------------------------------------
INVESTMENT INCOME:
  Interest                                       $     214,699    $     172,361    $      38,661
  Dividends                                            289,205          354,306          188,501
  Foreign taxes withheld                               (41,830)         (50,225)         (27,563)
                                            -------------------------------------------------------
Total investment income                                462,074          476,442          199,599
Expenses:
  Advisory fees                                        187,744          182,486           78,990
  Fund accounting, custodial and
  transfer agent fees                                   47,289           46,004           20,213
  Administration fees                                    9,385            9,122            3,949
  Audit fees                                             5,834            5,463            2,257
  Registration fees                                     26,991           22,209           16,254
  Legal fees                                             2,500            2,496            1,072
  Insurance expense                                        812              761              420
  Amortization of deferred
  organizational expenses                                3,719            3,719            3,719
  Trustee fees and expenses                              1,243            1,248              505
  Shareholder reports                                    9,715            9,045            3,034
  Excise taxes                                               -                -                -
  Other expenses                                        23,393           17,281           25,346
                                            -------------------------------------------------------
  Total expenses                                       318,625          299,834          155,759
                                            -------------------------------------------------------
  Net investment income/(loss)                         143,449          176,608           43,840
                                            -------------------------------------------------------
Net realized and unrealized gain/(loss)
  on investments:
Net realized gain/(loss) from
  investment transactions                           (1,324,479)       1,004,432         (751,691)
Net realized gain/(loss) from foreign
  currency translations                                (43,022)        (109,602)         (82,476)
Change in net unrealized appreciation or
  depreciation on securities and foreign
  currency translations                             (4,285,839)      (5,802,484)        (992,188)
                                            -------------------------------------------------------
Net realized and unrealized gain/(loss)
  on investments                                    (5,653,340)      (4,907,654)      (1,826,355)
                                            -------------------------------------------------------
Net increase/(decrease) in net assets
  resulting from operations                      $  (5,509,891)   $  (4,731,046)   $  (1,782,515)

ICON FUNDS            STATEMENTS OF CHANGES IN NET ASSETS

-----------------------------------------------------------------------------------------------------------------------------------
                                                                        ICON MATERIALS                 ICON CONSUMER
                                                                              FUND                   DISCRETIONARY FUND
                                                                 YEAR ENDED       YEAR ENDED       YEAR ENDED       YEAR ENDED
                                                                SEPTEMBER 30,    SEPTEMBER 30,    SEPTEMBER 30,    SEPTEMBER 30,
                                                                    2001             2000             2001             2000
-----------------------------------------------------------------------------------------------------------------------------------
OPERATIONS:
Net investment income/(loss)                                  $     98,481    $     98,635      $    (75,218)      $   (123,474)
Net realized gain/(loss) from investment transactions           (1,475,088)     (1,665,564)       (7,473,700)         1,794,269
Net realized gain/(loss) from foreign currency translations              -                -                 -                 -
Change in net unrealized appreciation or depreciation on
  securities and foreign currency translations                    (138,210)       (932,635)       (7,173,686)        (3,884,307)
                                                              ---------------------------------------------------------------------
Net increase/(decrease) in net assets resulting
  from operations                                               (1,514,817)     (2,499,564)      (14,722,604)        (2,213,512)
DIVIDENDS AND DISTRIBUTIONS TO SHAREHOLDERS
Net investment income                                             (127,754)              -                  -                 -
Distributions in excess of net investment income                         -               -                  -                 -
Net capital gains                                                        -               -                  -                 -
Distributions in excess of net capital gains                             -               -                  -                 -
                                                              ---------------------------------------------------------------------
Net decrease from dividends and distributions                     (127,754)              -                  -                 -

FUND SHARE TRANSACTIONS:
Shares sold                                                     30,377,048       8,995,684        136,641,368        43,302,798
Reinvested dividends and distributions                             127,267               -                  -                 -
Shares repurchased                                             (17,824,201)    (14,707,362)       (55,737,465)      (54,546,315)
                                                              ---------------------------------------------------------------------
Net increase (decrease) from fund share transactions            12,680,114      (5,711,678)        80,903,903       (11,243,517)
                                                              ---------------------------------------------------------------------
Total net increase (decrease) in net assets                     11,037,543      (8,211,242)        66,181,299       (13,457,029)
NET ASSETS:
Beginning of period                                             18,162,057      26,373,299         40,894,187        54,351,216
                                                              ---------------------------------------------------------------------
End of period                                                 $ 29,199,600    $ 18,162,057      $ 107,075,486      $ 40,894,187
                                                              ---------------------------------------------------------------------
NET ASSETS CONSIST OF:
Paid in capital                                               $ 45,030,068    $ 32,350,431      $ 130,866,953      $ 50,038,268
Accumulated undistributed net investment income/(loss)              71,389         100,185                  -                 -
Accumulated undistributed net realized gain/(loss)
  from investments                                             (15,105,138)    (13,630,050)       (12,173,402)       (4,699,702)
Accumulated net realized gain/(loss) from foreign
  currency translations                                                  -               -                  -                 -
Unrealized appreciation/(depreciation) on securities and
  foreign currency translations                                   (796,719)       (658,509)       (11,618,065)       (4,444,379)
                                                              ---------------------------------------------------------------------
NET ASSETS                                                    $ 29,199,600    $ 18,162,057      $ 107,075,486      $ 40,894,187
                                                              ---------------------------------------------------------------------
TRANSACTIONS IN FUND SHARES:
Shares sold                                                      5,173,483       1,246,524         13,513,272         4,376,766
Reinvested dividends and distributions                              22,056               -                  -                 -
Shares repurchased                                              (2,874,051)     (2,053,403)        (5,990,099)       (5,565,473)
                                                              ---------------------------------------------------------------------
Net increase/(decrease)                                          2,321,488        (806,879)         7,523,173        (1,188,707)
                                                              ---------------------------------------------------------------------
Shares outstanding beginning of period                           2,799,311       3,606,190          4,429,423         5,618,130
                                                              ---------------------------------------------------------------------
Shares outstanding end of period                                 5,120,799       2,799,311         11,952,596         4,429,423

PURCHASES AND SALES OF INVESTMENT SECURITIES:
(excluding Short-Term Securities)
Purchase of securities                                        $ 32,892,462    $ 20,135,908     $  147,062,798      $ 39,244,678
Proceeds from sales of securities                               21,093,540      26,015,983         66,776,406        49,781,169
Purchases of long-term US government securities                          -               -                  -                 -
Proceeds from sales of long-term US government securities                -               -                  -                 -

THE ACCOMPANYING NOTES ARE AN INTEGRAL PART OF THE FINANCIAL STATEMENTS

                                       58

-----------------------------------------------------------------------------------------------------------------------------------
                                                                         ICON ENERGY                     ICON FINANCIALS
                                                                            FUND                              FUND
                                                                 YEAR ENDED       YEAR ENDED       YEAR ENDED       YEAR ENDED
                                                                SEPTEMBER 30,    SEPTEMBER 30,    SEPTEMBER 30,    SEPTEMBER 30,
                                                                    2001             2000             2001             2000
-----------------------------------------------------------------------------------------------------------------------------------
OPERATIONS:
Net investment income/(loss)                                 $     266,794   $     128,173      $     305,191      $    498,306
Net realized gain/(loss) from investment transactions           (1,954,882)      6,142,739         25,637,924         1,730,028
Net realized gain/(loss) from foreign currency translations            -                -                 -                 -
Change in net unrealized appreciation or depreciation on
  securities and foreign currency translations                  (9,050,281)      6,135,022        (21,579,943)       18,812,500
                                                              ---------------------------------------------------------------------
Net increase/(decrease) in net assets resulting
  from operations                                              (10,738,369)     12,405,934          4,363,172        21,040,834
DIVIDENDS AND DISTRIBUTIONS TO SHAREHOLDERS
Net investment income                                             (238,400)              -           (767,696)                -
Distributions in excess of net investment income                         -               -                  -                 -
Net capital gains                                                        -               -         (8,480,044)          (73,563)
Distributions in excess of net capital gains                    (3,011,768)              -                  -                 -
                                                             ----------------------------------------------------------------------
Net decrease from dividends and distributions                   (3,250,168)              -         (9,247,740)          (73,563)
FUND SHARE TRANSACTIONS:
Shares sold                                                    131,085,276      96,841,998        131,676,472       103,923,199
Reinvested dividends and distributions                           3,147,882               -          9,225,881            73,421
Shares repurchased                                            (127,593,702)    (84,183,652)      (182,103,265)      (30,043,325)
                                                             ----------------------------------------------------------------------
Net increase (decrease) from fund share transactions             6,639,456      12,658,346        (41,200,912)       73,953,295
                                                             ----------------------------------------------------------------------
Total net increase (decrease) in net assets                     (7,349,081)     25,064,280        (46,085,480)       94,920,566
NET ASSETS:
Beginning of period                                             44,293,965      19,229,685        100,403,786         5,483,220
                                                             ----------------------------------------------------------------------
End of period                                                $  36,944,884   $  44,293,965      $  54,318,306      $100,403,786
                                                             ----------------------------------------------------------------------
NET ASSETS CONSIST OF:
Paid in capital                                              $  45,738,052   $  39,098,596      $  48,713,419      $ 80,134,952
Accumulated undistributed net investment income/(loss)              72,001          43,607                  -           498,306
Accumulated undistributed net realized gain/(loss)
  from investments                                              (4,527,275)        439,375          9,131,203         1,716,901
Accumulated net realized gain/(loss) from foreign
  currency translations                                                  -               -                  -                 -
Unrealized appreciation/(depreciation) on securities and
  foreign currency translations                                 (4,337,894)      4,712,387         (3,526,316)       18,053,627
                                                             ----------------------------------------------------------------------
NET ASSETS                                                   $  36,944,884   $  44,293,965      $  54,318,306      $100,403,786
                                                             ----------------------------------------------------------------------
TRANSACTIONS IN FUND SHARES:
Shares sold                                                      9,448,931       8,901,135         10,338,241        10,478,638
Reinvested dividends and distributions                             239,383               -            759,957             8,068
Shares repurchased                                              (9,773,284)     (7,953,240)       (14,777,411)       (2,906,898)
                                                             ----------------------------------------------------------------------
Net increase/(decrease)                                            (84,970)        947,895         (3,679,213)        7,579,808
                                                             ----------------------------------------------------------------------
Shares outstanding beginning of period                           3,357,609       2,409,714          8,189,934           610,126
                                                             ----------------------------------------------------------------------
Shares outstanding end of period                                 3,272,639       3,357,609          4,510,721         8,189,934
PURCHASES AND SALES OF INVESTMENT SECURITIES:
(excluding Short-Term Securities)
Purchase of securities                                       $  61,347,476   $  41,598,808       $102,075,028       $84,541,889
Proceeds from sales of securities                               59,217,149      34,034,978        152,141,592        12,569,046
Purchases of long-term US government securities                          -               -                  -                 -
Proceeds from sales of long-term US government securities                -               -                  -                 -

-----------------------------------------------------------------------------------------------------------------------------------
                                                                       ICON HEALTHCARE                  ICON LEISURE AND CONSUMER
                                                                            FUND                             STAPLES FUND
                                                               YEAR ENDED           YEAR ENDED        YEAR ENDED       YEAR ENDED
                                                              SEPTEMBER 30,        SEPTEMBER 30,    SEPTEMBER 30,    SEPTEMBER 30,
                                                                  2001                2000             2001             2000
-----------------------------------------------------------------------------------------------------------------------------------
OPERATIONS:
Net investment income/(loss)                                  $   (351,902)   $   (286,220)     $   (206,277)      $     24,113
Net realized gain/(loss) from investment transactions            4,500,500       5,542,059         2,432,006         (2,717,805)
Net realized gain/(loss) from foreign currency translations              -               -                 -                  -
Change in net unrealized appreciation or depreciation on
  securities and foreign currency translations                  (4,058,749)      8,598,231          (542,837)           754,357
                                                              ---------------------------------------------------------------------
Net increase/(decrease) in net assets resulting
  from operations                                                   89,849      13,854,070         1,682,892         (1,939,335)
DIVIDENDS AND DISTRIBUTIONS TO SHAREHOLDERS
Net investment income                                                    -               -                 -                  -
Distributions in excess of net investment income                         -               -           (40,402)                 -
Net capital gains                                               (4,153,215)       (944,909)                -         (7,685,699)
Distributions in excess of net capital gains                             -               -          (147,904)                 -
                                                             ----------------------------------------------------------------------
Net decrease from dividends and distributions                   (4,153,215)       (944,909)         (188,306)        (7,685,699)

FUND SHARE TRANSACTIONS:
Shares sold                                                     64,748,278      55,219,048        78,368,144          8,606,573
Reinvested dividends and distributions                           4,141,696         944,048           188,294          7,680,059
Shares repurchased                                             (80,246,392)    (44,556,218)      (46,654,223)       (30,455,733)
                                                             ----------------------------------------------------------------------
Net increase (decrease) from fund share transactions           (11,356,418)     11,606,878        31,902,215        (14,169,101)
                                                             ----------------------------------------------------------------------
Total net increase (decrease) in net assets                    (15,419,784)     24,516,039        33,396,801        (23,794,135)
NET ASSETS:
Beginning of period                                             49,065,648      24,549,609         7,765,347         31,559,482
                                                             ----------------------------------------------------------------------
End of period                                                 $ 33,645,864    $ 49,065,648      $ 41,162,148       $  7,765,347
                                                             ----------------------------------------------------------------------
NET ASSETS CONSIST OF:
Paid in capital                                               $ 30,154,646    $ 39,945,307      $ 42,767,571       $ 10,865,431
Accumulated undistributed net investment income/(loss)                   -               -                 -             40,313
Accumulated undistributed net realized gain/(loss)
  from investments                                               1,661,114       3,231,488          (974,851)        (3,052,662)
Accumulated net realized gain/(loss) from foreign
  currency translations                                                  -               -                 -                  -
Unrealized appreciation/(depreciation) on securities and
  foreign currency translations                                  1,830,104       5,888,853          (630,572)           (87,735)
                                                             ----------------------------------------------------------------------
NET ASSETS                                                    $ 33,645,864    $ 49,065,648      $ 41,162,148       $  7,765,347
                                                             ----------------------------------------------------------------------
TRANSACTIONS IN FUND SHARES:
Shares sold                                                      5,393,943       5,304,258         8,378,908            994,840
Reinvested dividends and distributions                             356,123         117,419            20,782            932,046
Shares repurchased                                              (6,955,385)     (4,385,545)       (4,869,239)        (3,705,814)
                                                             ----------------------------------------------------------------------
Net increase/(decrease)                                         (1,205,319)      1,036,132         3,530,451         (1,778,928)
                                                             ----------------------------------------------------------------------
Shares outstanding beginning of period                           4,112,786       3,076,654           840,239          2,619,167
                                                             ----------------------------------------------------------------------
Shares outstanding end of period                                 2,907,467       4,112,786         4,370,690            840,239
PURCHASES AND SALES OF INVESTMENT SECURITIES:
(excluding Short-Term Securities)
Purchase of securities                                        $ 51,641,572    $ 50,238,080      $ 85,083,284       $  4,075,905
Proceeds from sales of securities                               67,279,583      39,865,146        55,100,243         25,270,306
Purchases of long-term US government securities                          -               -                  -                 -
Proceeds from sales of long-term US government securities                -               -                  -                 -

-----------------------------------------------------------------------------------------------------------------------------------
                                                   ICON INFORMATION                ICON TELECOM &             ICON INDUSTRIALS
                                                   TECHNOLOGY FUND                 UTILITIES FUND                   FUND
                                              YEAR ENDED     YEAR ENDED     YEAR ENDED     YEAR ENDED     YEAR ENDED    YEAR ENDED
                                             SEPTEMBER 30,  SEPTEMBER 30,  SEPTEMBER 30,  SEPTEMBER 30,  SEPTEMBER 30, SEPTEMBER 30,
                                                  2001          2000           2001           2000            2001         2000
-----------------------------------------------------------------------------------------------------------------------------------
OPERATIONS:
Net investment income/(loss)                  $   (903,472)  $   (129,144)  $   166,028    $   175,505    $   (88,680)  $    72,958
Net realized gain/(loss) from investment
   transactions                                 (4,410,657)    47,054,817      (994,778)       633,828      2,629,789    (2,363,060)
Net realized gain/(loss) from
   foreign  currency translations                        -              -             -              -              -             -
Changes in unrealized net appreciation
   (depreciation) on securities and
   foreign currency translations               (48,273,407)   (15,299,385)   (2,217,047)       205,726     (5,826,231)    1,196,952
                                             ---------------------------------------------------------------------------------------
Net increase/(decrease) in net assets
   resulting from operations                   (53,587,536)    31,626,288    (3,045,797)     1,015,059     (8,544,700)   (1,093,150)

DIVIDENDS AND DISTRIBUTIONS TO SHAREHOLDERS
Net investment income                                    -              -      (175,525)      (113,833)             -             -
Distributions in excess of net
  investment income                                      -              -             -              -        (73,506)            -
Net capital gains                              (11,155,134)   (17,000,001)            -     (2,034,095)             -    (1,597,342)
Distributions in excess of net capital gains    (4,392,027)             -      (621,559)             -              -             -
                                             ---------------------------------------------------------------------------------------
Net decrease from dividends and distributions  (15,547,161)   (17,000,001)     (797,084)    (2,147,928)       (73,506)   (1,597,342)
                                             ---------------------------------------------------------------------------------------
FUND SHARE TRANSACTIONS:
Shares sold                                    211,471,559     83,123,537    15,544,443      4,842,207     69,517,614    17,260,710
Reinvested dividends and distributions          15,213,136     16,939,054       795,507      2,145,471         73,500     1,596,691
Shares repurchased                             (85,387,620)  (123,125,589)   (4,578,832)    (4,364,870)    (6,715,589)  (15,103,155)
                                             ---------------------------------------------------------------------------------------
Net increase (decrease) from fund share
  transactions                                 141,297,075    (23,062,998)   11,761,118      2,622,808     62,875,525     3,754,246
                                             ---------------------------------------------------------------------------------------
Total net increase (decrease) in net assets     72,162,378     (8,436,711)    7,918,237      1,489,939     54,257,319     1,063,754

NET ASSETS:
Beginning of period                             46,688,908     55,125,619     8,619,043      7,129,104     22,068,085    21,004,331
                                             ---------------------------------------------------------------------------------------
End of period                                 $118,851,286   $ 46,688,908   $16,537,280    $ 8,619,043    $76,325,404   $22,068,085
                                             ---------------------------------------------------------------------------------------
NET ASSETS CONSIST OF:
Paid in capital                               $168,507,975    $28,114,346   $18,768,528     $7,007,410    $87,120,496   $24,333,534
Accumulated undistributed net investment
   income/(loss)                                         -              -       166,008        175,505              -        73,623
Accumulated undistributed net realized
   gain/(loss from investments)                 (4,410,658)    15,547,186    (1,002,895)       613,442     (5,012,963)   (2,383,174)
Accumulated net realized gain/(loss) from
   foreign currency translations                         -              -             -              -              -             -
Unrealized appreciation/(depreciation) on
   securities and foreign currency
  translations                                 (45,246,031)     3,027,376    (1,394,361)       822,686     (5,782,129)       44,102
                                             ---------------------------------------------------------------------------------------
NET ASSETS                                    $118,851,286   $ 46,688,908   $16,537,280    $ 8,619,043    $76,325,404   $22,068,085
                                             ---------------------------------------------------------------------------------------
TRANSACTIONS IN FUND SHARES:
Shares sold                                     17,904,139      3,754,990     2,149,739        629,049      7,191,698     1,830,318
Reinvested dividends and distributions           1,347,487        965,188       105,505        290,321          7,779       173,931
Shares repurchased                              (6,131,055)    (5,512,371)     (644,022)      (569,560)      (705,414)   (1,607,305)
                                             ---------------------------------------------------------------------------------------
Net increase/(decrease)                         13,120,571       (792,193)    1,611,222        349,810      6,494,063       396,944
                                             ---------------------------------------------------------------------------------------
Shares outstanding beginning of period           2,109,693      2,901,886     1,060,091        710,281      2,433,678     2,036,734
                                             ---------------------------------------------------------------------------------------
Shares outstanding end of period                15,230,264      2,109,693     2,671,313      1,060,091      8,927,741     2,433,678

PURCHASES AND SALES OF INVESTMENT SECURITIES:
(excluding Short-Term Securities)
Purchase of securities                        $199,107,525   $ 67,131,262   $16,720,467     $3,113,908    $98,021,852   $15,166,430
Proceeds from sales of securities               67,593,380    111,776,639     5,839,526      2,619,859     38,710,182    13,982,079
Purchases of long-term
   US government securities                              -              -             -              -              -             -
Proceeds from sales of long-term
   US government securities                              -              -             -              -              -             -

THE ACCOMPANYING NOTES ARE AN INTEGRAL PART OF THE FINANCIAL STATEMENTS

                                       60

-------------------------------------------------------------------------------------------------------------
                                                     ICON SHORT-TERM                    ICON ASIA
                                                    FIXED INCOME FUND                  REGION FUND
                                                YEAR ENDED      YEAR ENDED      YEAR ENDED      YEAR ENDED
                                               SEPTEMBER 30,   SEPTEMBER 30,   SEPTEMBER 30,   SEPTEMBER 30,
                                                   2001            2000           2001              2000
-------------------------------------------------------------------------------------------------------------
OPERATIONS:
Net investment income/(loss)                     $178,899         $223,137         $143,449           $79,400
Net realized gain/(loss) from investment
   transactions                                     1,406            1,523       (1,324,479)        5,627,064
Net realized gain/(loss) from
   foreign  currency translations                       -                -          (43,022)         (291,012)
Changes in unrealized net appreciation
   (depreciation) on securities and
   foreign currency translations                    8,236            6,259       (4,285,839)       (4,366,505)
                                              ----------------------------------------------------------------
Net increase/(decrease) in net assets
   resulting from operations                      188,541          230,919       (5,509,891)        1,048,947
DIVIDENDS AND DISTRIBUTIONS TO SHAREHOLDERS
Net investment income                            (178,899)        (223,137)               -                 -
Distributions in excess of net
  investment income                                     -                -                -                 -
Net capital gains                                       -          (18,214)               -                 -
Distributions in excess of net capital gains            -                -                -                 -
                                              ----------------------------------------------------------------
Net decrease from dividends and distributions    (178,899)        (241,351)               -                 -
                                              ----------------------------------------------------------------
FUND SHARE TRANSACTIONS:
Shares sold                                    85,744,641       64,468,334      262,166,957       226,861,338
Reinvested dividends and distributions            131,544          185,911                -                 -
Shares repurchased                            (70,933,439)     (64,369,083)    (262,693,355)     (235,763,952)
                                              ----------------------------------------------------------------
Net increase (decrease) from fund share
  transactions                                 14,942,746          285,162         (526,398)       (8,902,614)
                                              ----------------------------------------------------------------
Total net increase (decrease) in net assets    14,952,388          274,730       (6,036,289)       (7,853,667)
NET ASSETS:
Beginning of period                             5,385,709        5,110,979       25,710,079        33,563,746
                                              ----------------------------------------------------------------
End of period                                 $20,338,097       $5,385,709      $19,673,790       $25,710,079
                                              ----------------------------------------------------------------
NET ASSETS CONSIST OF:
Paid in capital                               $20,326,299       $5,382,306      $30,834,897       $31,458,029
Accumulated undistributed net investment
   income/(loss)                                   10,392           10,116         (342,753)         (291,924)
Accumulated undistributed net realized
   gain/(loss from investments)                     1,406            1,523       (8,175,295)       (7,141,828)
Accumulated net realized gain/(loss) from
   foreign currency translations                        -                -         (712,602)         (669,580)
Unrealized appreciation/(depreciation) on
   securities and foreign currency
  translations                                          -           (8,236)      (1,930,457)        2,355,382
                                              ----------------------------------------------------------------
NET ASSETS

TRANSACTIONS IN FUND SHARES:                  $20,338,097       $5,385,709      $19,673,790       $25,710,079
                                              ----------------------------------------------------------------
Shares sold                                     9,375,818        7,076,674       29,516,872        20,744,750
Reinvested dividends and distributions             14,383           20,410                -                 -
Shares repurchased                             (7,754,472)      (7,066,169)     (29,135,647)      (21,324,849)
                                              ----------------------------------------------------------------
Net increase/(decrease)                         1,635,729           30,915          381,225          (580,099)
                                              ----------------------------------------------------------------
Shares outstanding beginning of period            589,422          558,507        2,508,132         3,088,231
                                              ----------------------------------------------------------------
Shares outstanding end of period                2,225,151          589,422        2,889,357         2,508,132
PURCHASES AND SALES OF INVESTMENT SECURITIES:
(excluding Short-Term Securities)
Purchase of securities                        $         -       $        -       $7,631,810       $28,766,133
Proceeds from sales of securities                       -                -       15,334,612        36,702,940
Purchases of long-term
   US government securities                   $         -       $1,994,480                -                 -
Proceeds from sales of long-term
   US government securities                     1,999,916        3,500,000                -                 -

--------------------------------------------------------------------------------------------------------------
                                                      ICON N. EUROPE                  ICON S. EUROPE
                                                        REGION FUND                     REGION FUND
                                                YEAR ENDED      YEAR ENDED       YEAR ENDED      YEAR ENDED
                                               SEPTEMBER 30,   SEPTEMBER 30,    SEPTEMBER 30,   SEPTEMBER 30,
                                                   2001            2000            2001              2000
--------------------------------------------------------------------------------------------------------------
OPERATIONS:
Net investment income/(loss)                      $176,608          $86,492           $43,840         $12,657
Net realized gain/(loss) from investment
   transactions                                  1,004,432        1,055,009          (751,691)       (645,939)
Net realized gain/(loss) from
   foreign  currency translations                 (109,602)         (87,176)          (82,476)        (29,669)
Changes in unrealized net appreciation
   (depreciation) on securities and
   foreign currency translations                (5,802,484)       1,950,866          (992,188)        387,712
                                              ----------------------------------------------------------------
Net increase/(decrease) in net assets
   resulting from operations                    (4,731,046)       3,005,191        (1,782,515)       (275,239)
DIVIDENDS AND DISTRIBUTIONS TO SHAREHOLDERS
Net investment income                                 (115)               -                 -               -
Distributions in excess of net
  investment income                                      -                -                 -               -
Net capital gains                               (1,577,283)      (2,406,446)                -               -
Distributions in excess of net capital gains      (701,314)               -                 -               -
                                              ----------------------------------------------------------------
Net decrease from dividends and distributions   (2,278,692)      (2,406,446)                -               -
                                              ----------------------------------------------------------------
FUND SHARE TRANSACTIONS:
Shares sold                                    135,791,239      163,082,729        30,662,637      20,654,080
Reinvested dividends and distributions           2,275,767        2,403,656                 -
Shares repurchased                            (150,177,033)    (156,740,987)      (28,043,127)    (19,116,866)
                                              ----------------------------------------------------------------
Net increase (decrease) from fund share
  transactions                                 (12,110,027)       8,745,398         2,619,510       1,537,214
                                              ----------------------------------------------------------------
Total net increase (decrease) in net assets    (19,119,765)       9,344,143           836,995       1,261,975
NET ASSETS:
Beginning of period                             33,315,479       23,971,336         6,559,875       5,297,900
                                              ----------------------------------------------------------------
End of period                                  $14,195,714      $33,315,479        $7,396,870      $6,559,875
                                              ----------------------------------------------------------------
NET ASSETS CONSIST OF:
Paid in capital                                $17,077,017      $29,186,519       $10,421,690      $7,837,570
Accumulated undistributed net investment
   income/(loss)                                   123,225          (87,374)           19,891         (29,670)
Accumulated undistributed net realized
   gain/(loss from investments)                    (60,308)       1,248,468        (1,833,735)     (1,111,713)
Accumulated net realized gain/(loss) from
   foreign currency translations                  (675,635)        (566,033)         (218,966)       (136,490)
Unrealized appreciation/(depreciation) on
   securities and foreign currency
  translations                                  (2,268,585)       3,533,899          (992,010)            178
                                              ----------------------------------------------------------------
NET ASSETS                                     $14,195,714      $33,315,479        $7,396,870      $6,559,875
                                              ----------------------------------------------------------------
TRANSACTIONS IN FUND SHARES:
Shares sold                                     14,313,917       13,457,976         3,321,415       1,955,300
Reinvested dividends and distributions             231,513          199,143                 -
Shares repurchased                             (15,410,614)     (12,873,554)       (3,058,982)     (1,831,932)
                                              ----------------------------------------------------------------
Net increase/(decrease)                           (865,184)         783,565           262,433         123,368
                                              ----------------------------------------------------------------
Shares outstanding beginning of period           2,825,965        2,042,400           647,021         523,653
                                              ----------------------------------------------------------------
Shares outstanding end of period                 1,960,781        2,825,965           909,454         647,021
PURCHASES AND SALES OF INVESTMENT SECURITIES:
(excluding Short-Term Securities)
Purchase of securities                          $6,489,952       $8,892,094        $6,449,411      $5,370,972
Proceeds from sales of securities               16,730,237        8,735,251         5,504,933       3,792,987
Purchases of long-term
   US government securities                              -                -                 -               -
Proceeds from sales of long-term
   US government securities                              -                -                 -               -

THE ACCOMPANYING NOTES ARE AN INTEGRAL PART OF THE FINANCIAL STATEMENTS

ICON FUNDS                     FINANCIAL HIGHLIGHTS

FOR A SHARE OUTSTANDING THROUGHOUT EACH OF THE PERIODS ENDING AS INDICATED

---------------------------------------------------------------------------------------------------------------
                                                                        ICON
                                                                   MATERIALS FUND
                                        YEAR ENDED     YEAR ENDED     YEAR ENDED    YEAR ENDED   PERIOD ENDED
                                       SEPTEMBER 30,  SEPTEMBER 30,  SEPTEMBER 30, SEPTEMBER 30, SEPTEMBER 30,
                                           2001          2000          1999          1998           1997(a)
                                     --------------------------------------------------------------------------
Net asset value, beginning of period    $     6.49    $      7.31     $    6.58     $   10.90       $  10.00
Income from investment operations:
   Net investment income (loss)(x)            0.02           0.03          0.02          0.02          (0.01)
Net gains (losses) on securities
   (both realized and unrealized)            (0.74)         (0.85)         0.74         (4.08)          0.91
                                     --------------------------------------------------------------------------
Total from investment operations             (0.72)         (0.82)         0.76         (4.06)          0.90
Less dividends and distributions:
   Dividends (from net investment
     income)                                 (0.07)             -         (0.03)            -              -
   Distributions in excess of net
     investment income                           -              -             -             -              -
   Distributions (from net realized
     gains)                                      -              -             -         (0.26)             -
   Distributions in excess of net
     realized gains                              -              -             -             -              -
                                     --------------------------------------------------------------------------
Total distributions                          (0.07)          -            (0.03)        (0.26)             -
                                     --------------------------------------------------------------------------
Net asset value, end of period          $     5.70    $      6.49     $    7.31     $    6.58       $  10.90
                                     --------------------------------------------------------------------------
Total return                                (11.07%)       (11.22%)       11.65%       (37.45%)         9.00%
Net assets, end of period
   (in thousands)                       $   29,200    $    18,162     $  26,373     $  17,318       $ 50,251
Average net assets for the period
   (in thousands)                       $   24,544    $    23,620     $  17,145     $  27,117       $ 45,001
Ratio of expenses to average
   net assets*                                1.47%          1.41%         1.45%         1.33%          1.45%
Ratio of net investment income (loss)
   to average net assets*                     0.40%          0.42%         0.16%         0.08%         (0.24%)
Portfolio turnover rate                      91.28%         91.76%       118.29%       106.70%         32.35%

*   ANNUALIZED FOR PERIODS LESS THAN A YEAR
(x) CALCULATED USING AVERAGE SHARE METHOD

(a) FOR THE PERIOD MAY 5, 1997 (COMMENCEMENT OF OPERATIONS) TO SEPTEMBER 30, 1997
(b) FOR THE PERIOD JULY 9, 1997 (COMMENCEMENT OF OPERATIONS) TO SEPTEMBER 30, 1997
(c) FOR THE PERIOD NOVEMBER 5, 1997 (COMMENCEMENT OF OPERATIONS) TO SEPTEMBER 30, 1998
(d) FOR THE PERIOD JULY 1, 1997 (COMMENCEMENT OF OPERATIONS) TO SEPTEMBER 30, 1997
(e) FOR THE PERIOD FEBRUARY 24, 1997 (COMMENCEMENT OF OPERATIONS) TO SEPTEMBER 30, 1997
(f) FOR THE PERIOD MAY 9, 1997 (COMMENCEMENT OF OPERATIONS) TO SEPTEMBER 30, 1997
(g) FOR THE PERIOD FEBRUARY 19, 1997 (COMMENCEMENT OF OPERATIONS) TO SEPTEMBER 30, 1997
(h) FOR THE PERIOD JULY 9, 1997 (COMMENCEMENT OF OPERATIONS) TO SEPTEMBER 30, 1997
(i) FOR THE PERIOD MAY 9, 1997 (COMMENCEMENT OF OPERATIONS) TO SEPTEMBER 30, 1997
(j) FOR THE PERIOD FEBRUARY 7, 1997 (COMMENCEMENT OF OPERATIONS) TO SEPTEMBER 30, 1997
(k) FOR THE PERIOD FEBRUARY 25, 1997 (COMMENCEMENT OF OPERATIONS) TO SEPTEMBER 30, 1997
(l) FOR THE PERIOD FEBRUARY 18, 1997 (COMMENCEMENT OF OPERATIONS) TO SEPTEMBER 30, 1997
(m) FOR THE PERIOD FEBRUARY 20, 1997 (COMMENCEMENT OF OPERATIONS) TO SEPTEMBER 30, 1997

THE ACCOMPANYING NOTES ARE AN INTEGRAL PART OF THE FINANCIAL STATEMENTS

-------------------------------------------------------------------------------------------------------------------
                                                                    ICON CONSUMER
                                                                  DISCRETIONARY FUND
                                       YEAR ENDED     YEAR ENDED      YEAR ENDED        YEAR ENDED     YEAR ENDED
                                      SEPTEMBER 30,  SEPTEMBER 30,   SEPTEMBER 30,     SEPTEMBER 30,  SEPTEMBER 30,
                                        2001          2000              1999              1998          1997(b)
                                     ------------------------------------------------------------------------------
Net asset value, beginning of period   $   9.23      $   9.67         $  7.87           $  10.96     $   10.00
Income from investment operations:
   Net investment income (loss)(x)        (0.01)        (0.02)              -              (0.01)        (0.01)
Net gains (losses) on securities
   (both realized and unrealized)         (0.26)        (0.42)           2.04              (3.08)         0.97
                                     ------------------------------------------------------------------------------
Total from investment operations          (0.27)        (0.44)           2.04              (3.09)         0.96
Less dividends and distributions:
   Dividends (from net investment
     income)                                  -             -               -                  -             -
   Distributions in excess of net
     investment income                        -             -               -                  -             -
   Distributions (from net realized
     gains)                                   -             -               -                  -             -
   Distributions in excess of net
     realized gains                           -             -           (0.24)                 -             -
                                     ------------------------------------------------------------------------------
Total distributions                           -             -           (0.24)                 -             -
                                     ------------------------------------------------------------------------------
Net asset value, end of period         $   8.96      $   9.23         $  9.67           $   7.87     $   10.96
                                     ------------------------------------------------------------------------------
Total return                              (2.93%)       (4.55%)         25.78%            (28.26%)        9.60%
Net assets, end of period
   (in thousands)                      $107,075      $ 40,894         $54,351           $ 49,003     $  20,916
Average net assets for the period
   (in thousands)                      $ 78,281      $ 46,246         $58,294           $ 39,883     $  19,876
Ratio of expenses to average
   net assets*                             1.37%         1.35%           1.35%              1.37%         1.89%
Ratio of net investment income (loss)
   to average net assets*                 (0.10%)       (0.27%)         (0.46%)            (0.36%)       (0.67%)
Portfolio turnover rate                   88.20%        88.44%          27.83%             72.42%         0.00%

--------------------------------------------------------------------------------------------------
                                                             ICON ENERGY
                                                                 FUND
                                         YEAR ENDED   YEAR ENDED     YEAR ENDED     YEAR ENDED
                                        SEPTEMBER 30, SEPTEMBER 30,  SEPTEMBER 30,  SEPTEMBER 30,
                                           2001             2000        1999         1998(c)
                                      ------------------------------------------------------------
Net asset value, beginning of period   $   13.19     $    7.98      $    6.35     $   10.00
Income from investment operations:
   Net investment income (loss)(x)          0.07          0.04           0.01          0.06
Net gains (losses) on securities
   (both realized and unrealized)          (0.76)         5.17           1.69         (3.71)
                                      ------------------------------------------------------------
Total from investment operations           (0.69)         5.21           1.70         (3.65)
Less dividends and distributions:
   Dividends (from net investment
     income)                               (0.09)            -          (0.05)            -
   Distributions in excess of net
     investment income                         -             -          (0.02)            -
   Distributions (from net realized
     gains)                                    -             -              -             -
   Distributions in excess of net
     realized gains                        (1.12)            -              -             -
                                      ------------------------------------------------------------
Total distributions                        (1.21)            -          (0.07)            -
                                      ------------------------------------------------------------
Net asset value, end of period         $   11.29     $   13.19      $    7.98     $    6.35
                                      ------------------------------------------------------------
Total return                               (6.53%)       65.29%         27.28%       (36.50%)
Net assets, end of period
   (in thousands)                      $  36,945     $  44,294      $  19,230     $  12,335
Average net assets for the period
   (in thousands)                      $  49,195     $  29,564      $  13,801     $  21,128
Ratio of expenses to average
   net assets*                              1.39%         1.36%          1.45%         1.20%
Ratio of net investment income (loss)
   to average net assets*                   0.54%         0.43%         (0.26%)        0.51%
Portfolio turnover rate                   134.77%       123.70%         34.41%       112.62%

FOR A SHARE OUTSTANDING THROUGHOUT EACH OF THE PERIODS ENDED AS INDICATED

----------------------------------------------------------------------------------------------------------------------
                                                                     ICON FINANCIAL FUND
                                            YEAR ENDED     YEAR ENDED     YEAR ENDED    YEAR ENDED     YEAR ENDED
                                           SEPTEMBER 30,  SEPTEMBER 30,  SEPTEMBER 30, SEPTEMBER 30,  SEPTEMBER 30,
                                               2001           2000         1999           1998          1997(d)
                                          ----------------------------------------------------------------------------
Net asset value, beginning of period      $      12.26    $      8.99    $     9.37    $      10.51   $     10.00
Income from investment operations:
   Net investment income (loss)(x)                0.06           0.11          0.02            0.04          0.01
Net gains (losses) on securities
   (both realized and unrealized)                 1.13           3.28          1.05           (1.14)         0.50
                                          ----------------------------------------------------------------------------
Total from investment operations                  1.19           3.39          1.07           (1.10)         0.51
Less dividends and distributions:
   Dividends (from net investment
     income)                                     (0.12)             -         (0.04)          (0.01)            -
   Distributions in excess of net
     investment income                               -              -         (0.02)              -             -
   Distributions (from net realized
     gains)                                      (1.29)         (0.12)        (1.39)          (0.03)            -
   Distributions in excess of net
     realized gains                                  -              -             -               -             -
                                          ----------------------------------------------------------------------------
Total distributions                              (1.41)         (0.12)        (1.45)          (0.04)            -
                                          ----------------------------------------------------------------------------
Net asset value, end of period            $      12.04    $     12.26    $     8.99    $       9.37   $     10.51
                                          ----------------------------------------------------------------------------
Total return                                      9.57%         38.14%        10.05%         (10.46)%        5.10%
Net assets, end of period
   (in thousands)                         $     54,318    $   100,404    $    5,483    $     17,211   $    32,237
Average net assets for the period
   (in thousands)                         $     59,425    $    43,690    $   10,415    $     28,304   $    29,803
Ratio of expenses to average
   net assets*                                    1.41%          1.33%         1.58%           1.33%         1.70%
Ratio of net investment income (loss)
   to average net assets*                         0.51%          1.14%         0.09%           0.35%         0.12%
Portfolio turnover rate                         174.41%         28.99%        53.29%          87.68%         0.00%

*   ANNUALIZED FOR PERIODS LESS THAN A YEAR
(x) CALCULATED USING AVERAGE SHARE METHOD

THE ACCOMPANYING NOTES ARE AN INTEGRAL PART OF THE FINANCIAL STATEMENTS a-m LEGENDS ARE AT BOTTOM OF PAGE 62

---------------------------------------------------------------------------------------------------------------------
                                                                     ICON HEALTHCARE FUND
                                            YEAR ENDED   YEAR ENDED     YEAR ENDED     YEAR ENDED     YEAR ENDED
                                           SEPTEMBER 30,SEPTEMBER 30,  SEPTEMBER 30,  SEPTEMBER 30,  SEPTEMBER 30,
                                               2001        2000          1999           1998           1997(e)
                                          ---------------------------------------------------------------------------
Net asset value, beginning of period      $      11.93  $     7.98     $      11.39   $       11.78  $      10.00
Income from investment operations:
   Net investment income (loss)(x)               (0.10)      (0.08)               -            0.02         (0.04)
Net gains (losses) on securities
   (both realized and unrealized)                 0.51        4.34            (0.25)           0.35          1.82
                                          ---------------------------------------------------------------------------
Total from investment operations                  0.41        4.26            (0.25)           0.37          1.78
Less dividends and distributions:
   Dividends (from net investment
     income)                                         -           -                -               -             -
   Distributions in excess of net
     investment income                               -           -                -               -             -
   Distributions (from net realized
     gains)                                      (0.77)       (0.31)          (3.16)          (0.76)            -
   Distributions in excess of net
     realized gains                                  -           -                -               -             -
                                          ---------------------------------------------------------------------------
Total distributions                              (0.77)       (0.31)          (3.16)          (0.76)            -
                                          ---------------------------------------------------------------------------
Net asset value, end of period            $      11.57  $     11.93    $       7.98   $       11.39  $      11.78
                                          ---------------------------------------------------------------------------
Total return                                      3.39%       55.35%          (5.34%)          3.77%        17.80%
Net assets, end of period
   (in thousands)                         $     33,646  $    49,066    $     24,550   $      31,153  $     77,307
Average net assets for the period
   (in thousands)                         $     35,981  $    38,688    $     29,272   $      56,620  $     59,164
Ratio of expenses to average
   net assets*                                    1.45%        1.38%           1.40%           1.24%         1.45%
Ratio of net investment income (loss)
   to average net assets*                        (0.98%)      (0.74%)         (0.83%)         (0.13%)       (0.80%)
Portfolio turnover rate                         145.08%      115.05%          85.99%          52.16%        71.81%
-----------------------------------------------------------------------------------------------------------------
                                                                        ICON LEISURE
                                                                  AND CONSUMER STAPLES FUND
                                           YEAR ENDED     YEAR ENDED     YEAR ENDED     YEAR ENDED     YEAR ENDED
                                          SEPTEMBER 30,  SEPTEMBER 30,  SEPTEMBER 30,  SEPTEMBER 30,  SEPTEMBER 30,
                                             2001           2000            1999            1998          1997(f)
                                          -----------------------------------------------------------------------
Net asset value, beginning of period      $      9.24    $       12.05 $       11.79  $      11.35   $      10.00
Income from investment operations:
   Net investment income (loss)(x)              (0.05)            0.01          0.10          0.02          (0.01)
Net gains (losses) on securities
   (both realized and unrealized)                0.26             0.25          1.61          0.45           1.36
                                          -----------------------------------------------------------------------
Total from investment operations                 0.21             0.26          1.71          0.47           1.35
Less dividends and distributions:
   Dividends (from net investment
     income)                                        -                -         (0.24)            -              -
   Distributions in excess of net
     investment income                          (0.01)               -         (0.03)            -              -
   Distributions (from net realized
     gains)                                         -            (1.85)        (1.18)        (0.03)             -
   Distributions in excess of net
     realized gains                             (0.02)           (1.22)            -             -              -
                                          -----------------------------------------------------------------------
Total distributions                             (0.03)           (3.07)        (1.45)        (0.03)             -
                                          -----------------------------
Net asset value, end of period            $      9.42    $        9.24 $       12.05  $      11.79   $      11.35
                                          -----------------------------------------------------------------------
Total return                                     2.26%            5.27%        14.76%         4.18%         13.50%
Net assets, end of period
   (in thousands)                         $    41,162    $       7,765 $      31,559  $     54,426   $     66,608
Average net assets for the period
   (in thousands)                         $    41,086    $      18,029 $      40,054  $     74,443   $     45,444
Ratio of expenses to average
   net assets*                                   1.40%            1.51%         1.38%         1.30%          1.48%
Ratio of net investment income (loss)
   to average net assets*                       (0.50%)           0.13%        (0.12%)        0.07%         (0.36%)
Portfolio turnover rate                        148.23%           24.50%        49.22%        34.17%          2.52%

FOR A SHARE OUTSTANDING THROUGHOUT EACH OF THE PERIODS ENDED AS INDICATED

------------------------------------------------------------------------------------------------------------------------------------
                                                                        ICON INFORMATION
                                                                        TECHNOLOGY FUND
                                            YEAR ENDED     YEAR ENDED     YEAR ENDED    YEAR ENDED     YEAR ENDED
                                           SEPTEMBER 30,  SEPTEMBER 30,  SEPTEMBER 30,  SEPTEMBER 30, SEPTEMBER 30,
                                               2001           2000         1999           1998          1997(g)
                                          ---------------------------------------------------------------------------
Net asset value, beginning of period      $      22.13    $     19.00    $     9.20    $      12.96   $     10.00
Income from investment operations:
   Net investment income (loss)(x)               (0.10)         (0.05)            -           (0.06)        (0.05)
Net gains (losses) on securities
   (both realized and unrealized)                (4.03)          9.62         10.58           (3.31)         3.01
                                          ---------------------------------------------------------------------------
Total from investment operations                 (4.13)          9.57         10.58           (3.37)         2.96
Less dividends and distributions:
   Dividends (from net investment
     income)                                         -              -             -               -             -
   Distributions in excess of net
     investment income                               -              -             -               -             -
   Distributions (from net realized
     gains)                                      (7.32)         (6.44)        (0.78)          (0.39)            -
   Distributions in excess of net
     realized gains                              (2.88)             -             -               -             -
                                          ---------------------------------------------------------------------------
Total distributions                             (10.20)         (6.44)        (0.78)          (0.39)            -
                                          ---------------------------------------------------------------------------
Net asset value, end of period            $       7.80    $     22.13    $    19.00    $       9.20   $     12.96
                                          ---------------------------------------------------------------------------
Total return                                    (32.90%)        59.24%       119.53%         (26.17%)      (29.60%)
Net assets, end of period
   (in thousands)                         $    118,851    $    46,689    $   55,126    $     60,494   $    41,849
Average net assets for the period
   (in thousands)                         $     99,875    $    56,279    $   66,977    $     73,057   $    29,766
Ratio of expenses to average
   net assets*                                    1.37%          1.35%         1.37%           1.31%         1.47%
Ratio of net investment income (loss)
   to average net assets*                        (0.90%)        (0.23%)       (1.06%)         (0.99%)       (0.88%)
Portfolio turnover rate                          70.32%        137.69%        31.75%          31.68%        44.57%

* ANNUALIZED FOR PERIODS LESS THAN A YEAR
(x) CALCULATED USING AVERAGE SHARE METHOD

THE ACCOMPANYING NOTES ARE AN INTEGRAL PART OF THE FINANCIAL STATEMENTS a-m LEGENDS ARE AT BOTTOM OF PAGE 62

---------------------------------------------------------------------------------------------------------------------
                                                                      ICON TELECOMM &
                                                                       UTILITIES FUND
                                            YEAR ENDED    YEAR ENDED     YEAR ENDED     YEAR ENDED     YEAR ENDED
                                           SEPTEMBER 30, SEPTEMBER 30,  SEPTEMBER 30,  SEPTEMBER 30,  SEPTEMBER 30,
                                               2001         2000          1999           1998           1997(h)
                                          ----------------------------------------------------------------------------
Net asset value, beginning of period      $      8.13    $    10.04     $      14.17   $      10.63  $       10.00
Income from investment operations:
   Net investment income (loss)(x)               0.09          0.20             0.83           0.31           0.06
Net gains (losses) on securities
   (both realized and unrealized)               (1.52)         0.99             1.18           3.28           0.57
                                          ----------------------------------------------------------------------------
Total from investment operations                (1.43)         1.19             2.01           3.59           0.63
Less dividends and distributions:
   Dividends (from net investment
     income)                                    (0.11)        (0.16)           (1.02)         (0.04)             -
   Distributions in excess of net
     investment income                              -             -                -              -              -
   Distributions (from net realized
     gains)                                         -         (2.94)           (5.12)         (0.01)             -
   Distributions in excess of net
     realized gains                             (0.40)            -                -              -              -
                                          ----------------------------------------------------------------------------
Total distributions                             (0.51)        (3.10)           (6.14)         (0.05)             -
                                          ----------------------------------------------------------------------------
Net asset value, end of period            $      6.19    $     8.13     $      10.04   $      14.17   $      10.63
                                          ----------------------------------------------------------------------------
Total return                                   (18.74%)       14.99%           15.25%         33.88%          6.30%
Net assets, end of period
   (in thousands)                         $    16,537    $    8,619     $      7,129   $     23,749   $     20,422
Average net assets for the period
   (in thousands)                         $    13,554    $    7,231     $      9,825   $     36,698   $     19,230
Ratio of expenses to average
   net assets*                                   1.54%         1.53%            1.59%          1.34%          1.91%
Ratio of net investment income (loss)
   to average net assets*                        1.22%         2.43%            1.84%          2.12%          1.62%
Portfolio turnover rate                         46.10%        41.86%           18.85%        155.72%          2.55%

------------------------------------------------------------------------------------------------------------------
                                                                    ICON INDUSTRIALS
                                                                           FUND
                                            YEAR ENDED   YEAR ENDED     YEAR ENDED     YEAR ENDED     YEAR ENDED
                                           SEPTEMBER 30,SEPTEMBER 30,  SEPTEMBER 30,  SEPTEMBER 30,  SEPTEMBER 30,
                                             2001         2000           1999            1998          1997(i)
                                          -----------------------------------------------------------------------
Net asset value, beginning of period       $      9.07  $       10.31  $        9.45  $      12.40   $      10.00
Income from investment operations:
   Net investment income (loss)(x)               (0.02)          0.03           0.01          0.01              -
Net gains (losses) on securities
   (both realized and unrealized)                (0.48)         (0.47)          1.63         (2.71)          2.40
                                          -----------------------------------------------------------------------
Total from investment operations                 (0.50)         (0.44)          1.64         (2.70)          2.40
Less dividends and distributions:
   Dividends (from net investment
     income)                                         -              -          (0.02)        (0.01)             -
   Distributions in excess of net
     investment income                           (0.02)             -              -             -              -
   Distributions (from net realized
     gains)                                          -          (0.80)         (0.76)        (0.24)             -
   Distributions in excess of net
     realized gains                                  -              -              -             -              -
                                          -----------------------------------------------------------------------
Total distributions                              (0.02)         (0.80)         (0.78)        (0.25)             -
                                          -----------------------------------------------------------------------
Net asset value, end of period             $      8.55  $        9.07  $       10.31  $       9.45   $      12.40
                                          -----------------------------------------------------------------------
Total return                                     (5.55%)        (4.32%)        16.89%       (22.08%)        24.00%
Net assets, end of period
   (in thousands)                          $    76,325  $      22,068  $      21,004  $     11,318   $     22,531
Average net assets for the period
   (in thousands)                          $    55,928  $      21,220  $      24,387  $     17,975   $     19,459
Ratio of expenses to average
   net assets*                                    1.38%          1.38%          1.41%         1.41%         1.61%
Ratio of net investment income (loss)
   to average net assets*                        (0.16%)         0.34%          0.10%         0.08%         (0.04%)
Portfolio turnover rate                          72.65%         72.90%         47.97%        10.62%         15.97%

FOR A SHARE OUTSTANDING THROUGHOUT EACH OF THE PERIODS ENDED AS INDICATED

-------------------------------------------------------------------------------------------------------------------------
                                                                     ICON SHORT-TERM
                                                                    FIXED INCOME FUND
                                            YEAR ENDED     YEAR ENDED     YEAR ENDED         YEAR ENDED    PERIOD ENDED
                                           SEPTEMBER 30,  SEPTEMBER 30,  SEPTEMBER 30,      SEPTEMBER 30,  SEPTEMBER 30,
                                               2001           2000           1999               1998          1997(j)
                                           ------------------------------------------------------------------------------
Net asset value, beginning of period        $      9.14   $       9.15   $       9.79       $      10.03   $      10.00
Income from investment operations:
  Net investment income (loss)(x)                   .26           0.39           0.43               0.76           0.47
Net gains (losses) on securities
  (both realized and unrealized)                    .02           0.02          (0.12)             (0.14)          0.03
                                           ------------------------------------------------------------------------------
Total from investment operations                    .28           0.41           0.31               0.62           0.50
Less dividends and distributions:
  Dividends (from net investment
     income)                                       (.28)         (0.39)         (0.65)             (0.53)         (0.47)
  Distributions in excess of net
     investment income                                -              -              -                  -              -
  Distributions (from net realized
     gains)                                           -          (0.03)         (0.30)             (0.33)             -
  Distributions in excess of net
     realized gains                                   -              -              -                  -              -
                                           ------------------------------------------------------------------------------
Total distributions                                (.28)         (0.42)         (0.95)             (0.86)         (0.47)
                                           ------------------------------------------------------------------------------
Net asset value, end of period              $      9.14   $       9.14   $       9.15       $       9.79   $      10.03
                                           ------------------------------------------------------------------------------
Total return                                       3.15%          4.45%          3.54%              6.55%          3.18%
Net assets, end of period
  (in thousands)                            $    20,338   $      5,386   $      5,111       $      5,350   $     81,382
Average net assets for the period
  (in thousands)                            $     6,276   $      5,367   $      4,658       $     17,542   $    128,897
Ratio of expenses to average
  net assets*                                      1.52%          1.52%          1.06%(beta)        0.11%+         1.10%
Ratio of net investment income (loss)
  to average net assets*                           2.85%          4.16%          4.42%(beta)        5.66%+         4.66%
Portfolio turnover rate                               0%         53.26%         53.22%            163.75%        297.62%

+ INCLUDES CHANGE IN ACCOUNTING ESTIMATE, SEE NOTES. IF THIS CHANGE HAD NOT BEEN MADE THE RATIO OF EXPENSES TO AVERAGE NET ASSETS WOULD HAVE BEEN 0.84% AND THE RATIO OF NET INVESTMENT INCOME TO AVERAGE NET ASSETS WOULD HAVE BEEN 4.93%.
(beta) INCLUDES CHANGE IN ACCOUNTING ESTIMATE, SEE NOTES. IF THIS CHANGE HAD NOT BEEN MADE THE RATIO OF EXPENSES TO AVERAGE NET ASSETS WOULD HAVE BEEN 1.48% AND THE RATIO OF NET INVESTMENT INCOME TO AVERAGE NET ASSETS WOULD HAVE BEEN 4.00%.
*      ANNUALIZED FOR PERIODS LESS THAN A YEAR
(x)    CALCULATED USING AVERAGE SHARE METHOD

THE ACCOMPANYING NOTES ARE AN INTEGRAL PART OF THE FINANCIAL STATEMENTS a-m LEGENDS ARE AT BOTTOM OF PAGE 62

----------------------------------------------------------------------------------------------------------------------
                                                                           ICON ASIA
                                                                          REGION FUND
                                             YEAR ENDED     YEAR ENDED     YEAR ENDED     YEAR ENDED     YEAR ENDED
                                             SEPTEMBER 30, SEPTEMBER 30,  SEPTEMBER 30,  SEPTEMBER 30,  SEPTEMBER 30,
                                                2001           2000           1999           1998          1997(k)
                                           ---------------------------------------------------------------------------
Net asset value, beginning of period        $      10.25   $      10.87   $       6.09   $       9.94   $      10.00
Income from investment operations:
  Net investment income (loss)(x)                   0.07           0.03          (0.01)         (0.04)         (0.01)
Net gains (losses) on securities
  (both realized and unrealized)                   (3.51)         (0.65)          4.79          (3.81)         (0.05)
                                           ---------------------------------------------------------------------------
Total from investment operations                   (3.44)         (0.62)          4.78          (3.85)         (0.06)
Less dividends and distributions:
  Dividends (from net investment
     income)                                           -              -              -              -              -
  Distributions in excess of net
     investment income                                 -              -              -              -              -
  Distributions (from net realized
     gains)                                            -              -              -              -              -
  Distributions in excess of net
     realized gains                                    -              -              -              -              -
                                           ---------------------------------------------------------------------------
Total distributions                                    -              -              -              -              -
                                           ---------------------------------------------------------------------------
Net asset value, end of period              $       6.81   $      10.25   $      10.87   $       6.09   $       9.94
                                           ---------------------------------------------------------------------------
Total return                                      (33.56%)        (5.70%)        78.49%        (38.73%)        (0.60%)
Net assets, end of period
  (in thousands)                            $     19,684   $     25,710   $     33,564   $     26,730   $     58,279
Average net assets for the period
  (in thousands)                            $     18,749   $     32,629   $     29,191   $     45,361   $     45,191
Ratio of expenses to average
  net assets*                                       1.70%          1.53%          1.59%          1.65%          1.66%
Ratio of net investment income (loss)
  to average net assets*                            0.75%          0.24%         (0.57%)        (0.45%)        (0.23%)
Portfolio turnover rate                            55.58%        101.88%         62.82%         69.57%          0.00%

----------------------------------------------------------------------------------------------------------------------
                                                                         ICON N. EUROPE
                                                                          REGION FUND
                                             YEAR ENDED     YEAR ENDED     YEAR ENDED     YEAR ENDED     YEAR ENDED
                                            SEPTEMBER 30,  SEPTEMBER 30,  SEPTEMBER 30,  SEPTEMBER 30,  SEPTEMBER 30,
                                                2001           2000           1999           1998          1997(l)
                                           ---------------------------------------------------------------------------
Net asset value, beginning of period        $      11.79   $      11.74   $      11.63   $      11.06   $      10.00
Income from investment operations:
  Net investment income (loss)(x)                   0.09           0.04          (0.05)         (0.02)          0.07
Net gains (losses) on securities
  (both realized and unrealized)                   (3.31)          1.21           1.51           0.79           0.99
                                           ---------------------------------------------------------------------------
Total from investment operations                   (3.22)          1.25           1.46           0.77           1.06
Less dividends and distributions:
  Dividends (from net investment
     income)                                           -              -          (0.17)         (0.06)             -
  Distributions in excess of net
     investment income                                 -              -              -              -              -
  Distributions (from net realized
     gains)                                        (0.92)         (1.20)         (1.18)         (0.14)             -
  Distributions in excess of net
     realized gains                                (0.41)             -              -              -              -
                                           ---------------------------------------------------------------------------
Total distributions                                (1.33)         (1.20)         (1.35)         (0.20)             -
                                           ---------------------------------------------------------------------------
Net asset value, end of period              $       7.24   $      11.79   $      11.74   $      11.63   $      11.06
                                           ---------------------------------------------------------------------------
Total return                                      (30.29%)        10.43%         12.78%          7.00%         10.60%
Net assets, end of period
  (in thousands)                            $     14,196   $     33,315   $     23,971   $     39,726   $     49,947
Average net assets for the period
  (in thousands)                            $     18,204   $     29,412   $     30,993   $     49,406   $     36,212
Ratio of expenses to average
  net assets*                                       1.65%          1.52%          1.59%          1.54%          1.66%
Ratio of net investment income (loss)
  to average net assets*                            0.97%          0.30%          0.25%         (0.41%)         1.34%
Portfolio turnover rate                            41.67%         34.24%         50.36%         57.84%         13.89%

------------------------------------------------------------------------------------------------------------------
                                                                     ICON S. EUROPE
                                                                       REGION FUND
                                            YEAR ENDED     YEAR ENDED     YEAR ENDED    YEAR ENDED     YEAR ENDED
                                           SEPTEMBER 30,  SEPTEMBER 30, SEPTEMBER 30,  SEPTEMBER 30,  SEPTEMBER 30
                                               2001           2000         1999           1998          1997(m)
                                          ------------------------------------------------------------------------
Net asset value, beginning of period      $      10.14    $     10.12    $    11.87    $      11.90   $     10.00
Income from investment operations:
   Net investment income (loss)(x)                0.05           0.02          0.02           (0.23)         0.10
Net gains (losses) on securities
   (both realized and unrealized)                (2.06)             -          1.06            0.93          1.80
                                          ------------------------------------------------------------------------
Total from investment operations                 (2.01)          0.02          1.08            0.70          1.90
Less dividends and distributions:
   Dividends (from net investment
     income)                                         -              -             -           (0.07)            -
   Distributions in excess of net
     investment income                               -              -         (0.03)              -             -
   Distributions (from net realized
     gains)                                          -              -         (2.80)          (0.66)            -
   Distributions in excess of net
     realized gains                                  -              -             -               -             -
                                          ------------------------------------------------------------------------
Total distributions                                  -              -         (2.83)          (0.73)            -
                                          ------------------------------------------------------------------------
Net asset value, end of period            $       8.13    $      10.14  $     10.12    $      11.87   $     11.90
                                          ------------------------------------------------------------------------
Total return                                    (19.82)%          0.20%        6.41%           6.11%        19.00%
Net assets, end of period
   (in thousands)                         $      7,397    $      6,560  $     5,298    $      9,452   $    21,088
Average net assets for the period
   (in thousands)                         $      7,935    $      7,109  $     8,107    $     20,263   $    15,055
Ratio of expenses to average
   net assets*                                    1.96%           1.80%        1.81%           1.56%#        1.69%
Ratio of net investment income (loss)
   to average net assets*                         0.55%           0.18%       (0.53)%         (0.26)%#       1.92%
Portfolio turnover rate                          84.49%          62.17%       70.65%         113.55%         7.29%

# INCLUDES REIMBURSEMENT FROM ADMINISTRATOR FOR FEES AND EXPENSES. IF THESE FEES AND EXPENSE AND NOT BEEN REIMBURSED, THE RATIO OF EXPENSES TO AVERAGE NET ASSETS WOULD HAVE BEEN 2.10% AND THE RATIO OF NET INVESTMENT INCOME TO AVERAGE NET ASSETS WOULD HAVE BEEN (0.80%)

*   ANNUALIZED FOR PERIODS LESS THAN A YEAR
(x) CALCULATED USING AVERAGE SHARE METHOD

THE ACCOMPANYING NOTES ARE AN INTEGRAL PART OF THE FINANCIAL STATEMENTS a-m LEGENDS ARE AT BOTTOM OF PAGE 62

ICON FUNDS              NOTES TO FINANCIAL STATEMENTS

SEPTEMBER 30, 2001

1. ORGANIZATION AND SIGNIFICANT ACCOUNTING POLICIES.

The ICON Materials Fund ("Materials Fund"), ICON Consumer Discretionary Fund ("Discretionary Fund"), ICON Energy Fund ("Energy Fund"), ICON Financial Fund ("Financial Fund"), ICON Healthcare Fund ("Healthcare Fund"), ICON Leisure and Consumer Staples Fund ("Leisure and Consumer Staples Fund"), ICON Information Technology Fund ("Information Technology Fund"), ICON Telecommunication & Utilities Fund ("Telecomm & Utilities Fund"), ICON Industrials Fund ("Industrials Fund"), (collectively, the "Domestic Funds"), and ICON North Europe Region Fund ("N. Europe Region Fund"), ICON South Europe Region Fund ("S. Europe Region Fund") and ICON Asia Region Fund ("Asia Region Fund") (collectively, the "International Funds") and ICON Short-Term Fixed Income Fund ("Short-Term Fixed Income Fund") are series funds (collectively, the "Funds"). The Funds are part of the ICON Funds (the "Trust"), a Massachusetts business trust, which is registered under the Investment Company Act of 1940, as amended (the "1940 Act"). There is one other active fund within the Trust. This fund is covered by a separate prospectus and annual report. Each Fund is an open-end, non-diversified management investment company. At September 30, 2001, the Trust has sixteen funds (of which fourteen are currently in operation) that invest primarily in securities of companies whose principal business activities fall within specific industries or regions, and one short-term fixed income fund that invests primarily in short-term U.S. Treasury and U.S. Government Agency instruments. Each fund is authorized to issue an unlimited number of no par shares. The investment objective of the Domestic and International Funds is to provide long-term capital appreciation. The investment objective of the Short-Term Fixed Income Fund is to attain high current income consistent with preservation of capital.

The following is a summary of significant accounting policies consistently followed by the Funds in the preparation of their financial statements. The preparation of financial statements in conformity with accounting principles generally accepted in the United States of America requires management to make certain estimates and assumptions that affect the reported amounts of assets and liabilities, disclosure of contingent assets and liabilities at the date of the financial statements, and the reported amounts of income and expenses during the reporting period. Actual results could differ from these estimates.

In November 2000, a revised AICPA Audit and Accounting Guide, "Audits of Investment Companies", was issued and effective for fiscal years beginning after December 15, 2000. The Funds have determined that the impact on the Financial Statements, resulting from the addition of this new standard will be insignificant.

INVESTMENT VALUATION.

The Funds' securities and other assets are valued at the close of the regular trading session of the New York Stock Exchange (the "Exchange") (normally 4:00 p.m. Eastern time) each day the Exchange is open. The Funds' securities and other assets are valued as follows: securities listed or traded primarily on foreign exchanges, national exchanges and the NASDAQ Stock market are valued at the last sale price as of the close of the Exchange, or, if such a price is lacking for the trading period immediately preceding the time of determination, such securities are valued at the last bid price. Securities that are traded in the over-the-counter market are valued at the last quoted sales price or if such a sales price is lacking its last bid price. The market value of individual securities held by the Funds are determined by using pricing services that provide market prices to other mutual funds or, as needed, by obtaining market quotations from independent broker/dealers. Securities and assets for which quotations are not readily available are valued at fair values determined in good faith pursuant to consistently applied procedures established by the trustees. Short-term securities with remaining maturities of sixty days or less or a demand feature for which quotations are not readily available are valued at amortized cost or original cost plus accrued interest, both of which approximate market value.

REPURCHASE AGREEMENTS.

Repurchase agreements, if held by the Funds are fully collateralized by U.S. Government securities and such collateral is in the possession of the Funds' custodian. The collateral is evaluated daily to ensure its market value exceeds the current market value of the repurchase agreements including accrued interest. In the event of default on the obligation to repurchase, the Funds have the right to liquidate the collateral and apply the proceeds in satisfaction of the obligation. In the event of default or bankruptcy by the other party to the agreement, realization and/or retention of the collateral or proceeds may be subject to legal proceedings.

FOREIGN CURRENCY TRANSLATION.

The accounting records of the Funds are maintained in U.S. dollars. Investment securities and other assets and liabilities denominated in a foreign currency are translated into U.S. dollars at the prevailing rates of exchange daily. Income and expenses are translated into U.S. dollars at the prevailing exchange rate on the respective dates of the transactions. Purchases and sales of securities are translated into U.S. dollars at the contractual currency exchange rates established at the time of each trade.

FORWARD FOREIGN CURRENCY CONTRACTS.

The International Funds enter into short term forward foreign currency contracts in connection with planned purchases or sales of securities as a hedge against fluctuations in foreign exchange rates pending the settlement of transactions in foreign securities. A forward foreign currency contract is an agreement between contracting parties to exchange an amount of currency at some future time with an agreed upon rate. These contracts are marked-to-market daily and the related appreciation or depreciation of the contract is presented in the Statement of Assets and Liabilities. Any realized gain or loss is included in the Statements of Operations.

Net realized gains and losses on foreign currency transactions represent disposition of foreign currencies, and the difference between the amount recorded at the time of the transaction and the U.S. dollar amount actually received. Any realized gain or loss incurred by the Funds due to foreign currency translation is included in the Statements of Operations.

INCOME TAXES.

The Funds intend to qualify as regulated investment companies under Subchapter M of the Internal Revenue Code and, accordingly, the Funds will generally not be subject to federal and state income taxes, or federal excise taxes to the extent that they intend to make sufficient distributions of net investment income and net realized capital gain.

Dividends received by shareholders of the Funds which are derived from foreign source income and foreign taxes paid by the Funds are to be treated, to the extent allowable under the Code, as if received and paid by the shareholders of the Funds.

Dividends paid by the Funds from net investment income and distributions of net realized short-term gains are for federal income tax purposes, taxable as ordinary income to shareholders.

Dividends and distributions to shareholders are recorded by the Funds on the ex-dividend/distribution date. The Funds distribute net realized capital gains, if any, to shareholders at least annually, if not offset by capital loss carryovers. Income distributions and capital gain distributions are determined in accordance with income tax regulations, which may differ from generally accepted accounting principles generally accepted in the United States of America.

INVESTMENT INCOME.

Dividend income is recorded on the ex-dividend date. Non-cash dividends included in dividend income, if any, are recorded at the fair market value of the securities received. Interest income is accrued as earned. Certain dividends from foreign securities will be recorded as soon as the Funds are informed of the dividend if such information is obtained subsequent to the ex-dividend date.

EXPENSES.

Expenses, which cannot be directly attributed to a Fund, are apportioned between all Funds based upon relative net assets.

DEFERRED ORGANIZATIONAL COSTS.

Organizational costs are being amortized over five years by the Funds. The amortization started once the Funds had assets and began investment operations.

INVESTMENT TRANSACTIONS.

Security transactions are accounted for as of trade date. Gains and losses on securities sold are determined on the basis of identified cost.

The Funds may have elements of risk due to concentrated investments in specific industries or in foreign issuers located in a specific country. Such concentrations may subject the Funds to additional risks resulting from future political or economic conditions and/or possible impositions of adverse foreign governmental laws or currency exchange restrictions. Net realized and unrealized gain or loss from investment securities includes fluctuations from currency exchange rates and fluctuations in the market.

2. FEES AND OTHER TRANSACTIONS WITH AFFILIATES.

INVESTMENT ADVISORY FEES

DOMESTIC AND INTERNATIONAL FUNDS

As the Funds' investment adviser, Meridian Investment Management Corporation ("MIMCO") receives a monthly fee that is computed daily at an annual rate of 1.00% of the Domestic and International Funds' average net assets.

SHORT-TERM FIXED INCOME FUND

As the Fund's investment adviser, MIMCO receives a monthly fee that is computed daily at an annual rate of .65% of the Fund's average net assets.

TRANSFER AGENT, CUSTODY AND ACCOUNTING FEES.

Firstar Bank N.A. ("Firstar") and Firstar Mutual Fund Services, LLC provide domestic custodial services, transfer agent services and fund accounting for the Funds. The Funds pay a fee at an annual rate of 0.1575% on the Trust's first $500 million of average daily net assets, 0.1375% on the next $500 million of average daily net assets, and 0.08% on the balance of average daily net assets. The Funds also pay for various out-of-pocket costs incurred by Firstar that are estimated to be 0.02% of the average daily net assets.

On behalf of the International Funds, Firstar has entered into an agreement with JP Morgan Chase Co. ("Chase") to provide international custodial services. The Funds pay an annual rate of 0.112% of average daily net assets plus a per trade transaction cost for these custodial services.

ADMINISTRATIVE SERVICES

The Funds have entered into an administrative services agreement with MIMCO. This agreement provides for an annual fee of 0.05% on the Funds' first $500 million of average daily net assets and 0.04% on average daily net assets in excess of $500 million.

RELATED PARTIES

Certain officers and directors of MIMCO are also officers and trustees of the Funds.

3. FEDERAL INCOME TAX

Net investment income distributions and capital gain distributions are determined in accordance with income tax regulations which may differ from accounting principles generally accepted in the United States of America. These differences are due to differing treatments for items such as deferral of wash sales, foreign currency transactions, net-operating losses, capital loss carryforwards and deemed distributions on redemptions.

Differences identified in the period ended September 30, 2001, have been reclassified among the components of net assets as follows:

                         UNDISTRIBUTED    UNDISTRIBUTED
                        NET INVESTMENT    NET REALIZED       PAID IN
                            INCOME       GAINS AND LOSSES   CAPITAL
                        ----------------------------------------------
Materials Fund                  477                 -           (477)
Consumer
  Discretionary Fund         75,218                 -        (75,218)
Energy Fund                       -                 -              -
Financial Fund              (35,801)       (9,743,578)     9,779,379
Healthcare Fund             351,902        (1,917,659)     1,565,757
Leisure and Consumer
  Staples Fund              206,366          (208,291)           (75)
Information
  Technology Fund           903,472               (26)      (903,446)
Telecomm & Utilities
  Fund                            -                 -              -
Industrials Fund             88,563                 -        (88,563)
Short Term Fixed
  Income Fund                   276            (1,523)         1,247
Asia Region Fund           (194,278)          291,012        (96,734)
N. Europe Region Fund        34,106           (34,631)           525
S. Europe Region Fund         5,721            29,669        (35,390)

Net capital loss carryovers expire in 2007 and 2008. To the extent capital gains are offset by capital loss carryovers, such gains will not be distributed to shareholders.

The aggregate composition by Fund of unrealized appreciation and depreciation of investment securities for federal income tax purposes, the net capital loss carryovers and post October loss deferrals as of September 30, 2001, are as follows:


FUND                               FEDERAL TAX     UNREALIZED       UNREALIZED   NET APPRECIATION    NET CAPITAL    POST OCTOBER
                                       COST       APPRECIATION    (DEPRECIATION)  (DEPRECIATION)   LOSS CARRYOVERS  LOSS DEFERRAL
---------------------------------------------------------------------------------------------------------------------------------
ICON Materials Fund                $ 29,991,320    $  2,048,344    $ (2,845,063)  $   (796,719)     $ 15,130,571    $         -
ICON Consumer Discretionary Fund   $117,669,447    $  5,637,721    $(17,255,786)  $(11,618,065)     $ 12,173,401    $         -
ICON Energy Fund                   $ 41,497,189    $  1,866,569    $ (6,204,463)  $ (4,337,894)     $          -    $ 4,527,275
ICON Financial Fund                $ 56,573,973    $  1,954,708    $ (5,481,024)  $ (3,526,316)     $          -    $         -
ICON Healthcare Fund               $ 30,284,275    $  3,962,439    $ (2,132,335)  $  1,830,104      $          -    $         -
ICON Leisure and Consumer
  Staples Fund                     $ 41,787,497    $  2,682,099    $ (3,312,671)  $   (630,572)     $    722,372    $   234,254
ICON Information Technology Fund   $166,141,804    $  2,324,925    $(47,570,956)  $(45,246,031)     $  1,161,283    $ 3,241,448
ICON Telecommunication and
  Utilities Fund                   $ 17,893,130    $  1,221,208    $ (2,615,569)  $ (1,394,361)     $    103,449    $   899,445
ICON Industrials Fund              $ 82,684,382    $  3,032,570    $ (8,814,699)  $ (5,782,129)     $  2,861,965    $ 2,091,156
ICON Short Term Fixed Income Fund  $ 20,556,375    $          -    $          -   $          -      $          -    $         -
ICON Asia Region Fund              $ 16,589,482    $    387,250    $ (2,649,600)  $ (2,262,350)     $  7,485,699    $ 1,334,495
ICON North Europe Region Fund      $ 14,245,481    $    671,434    $ (2,938,796)  $ (2,267,362)     $          -    $   568,439
ICON South Europe Region Fund      $  6,544,643    $     61,558    $ (1,051,855)  $   (990,297)     $  1,245,858    $   765,229

4. CHANGE IN ACCOUNTING ESTIMATE

The ICON Short-Term Fixed Income Fund had an estimated net overaccrual of expenses of approximately $157,000 as of September 30, 1997, which was not material to the financial statements as of that date. However, due to the substantial decrease in the net assets of the Fund during the year ended September 30, 1998 the net estimated overaccrual of $127,000 became material to the financial statements of the Fund. The Fund determined that it received a net benefit due to this estimated overaccrual and has identified and reimbursed shareholders who provided the benefit.

During the year ended September 30, 1999 as the shareholders who provided the benefit were being identified, and as a result of additional information, a change in the estimate reduced the amount to $57,539 which was paid to shareholders in the year ended September 30, 2000. This was accounted for as a change in accounting estimate.

REPORT OF INDEPENDENT ACCOUNTANTS

To the Board of Trustees and Shareholders of the ICON Funds

In our opinion, the accompanying statements of assets and liabilities, including the schedules of investments, and the related statements of operations and of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of the ICON Materials Fund, ICON Consumer Discretionary Fund, ICON Energy Fund, ICON Financial Fund, ICON Healthcare Fund, ICON Leisure and Consumer Staples Fund, ICON Information Technology Fund, ICON Telecommunication & Utilities Fund, ICON Industrials Fund, ICON Short-Term Fixed Income Fund, ICON Asia Region Fund, ICON North Europe Region Fund, and ICON South Europe Region Fund (thirteen of the portfolios constituting the ICON Funds, hereafter referred to as the "Funds") at September 30, 2001, the results of each of their operations for the year then ended, the changes in each of their net assets for each of the two years in the period then ended and the financial highlights for each of the periods indicated, in conformity with accounting principles generally accepted in the United States of America. These financial statements and financial highlights (hereafter referred to as "financial statements") are the responsibility of the Funds' management; our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with auditing standards generally accepted in the United States of America, which require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of securities at September 30, 2001 by correspondence with the custodians, provide a reasonable basis for the opinion expressed above.

/s/PricewaterhouseCoopers LLP

PricewaterhouseCoopers LLP
Denver, Colorado
November 5, 2001

FEDERAL INCOME TAX INFORMATION (UNAUDITED)

For the fiscal year ended September 30, 2001, the following fiscal year distributions were considered long-term gains:

ICON Energy Fund                $  1,890,898
ICON Financial Fund             $  1,532,456
ICON Healthcare Fund            $  2,645,953
ICON Technology Fund            $ 10,009,734
ICON Telecommunication &
  Utilities Fund                $    621,559
ICON North Europe Region Fund   $  1,237,709

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                                       76

                        [ICON FUNDS LOGO]

                        FOR MORE INFORMATION ON ICON FUNDS,
                        CONTACT US AT:

                        Toll-Free:    (800) 764-0442
                        Facsimile:    (303) 790-8246
                        5299 DTC Boulevard, Suite 1200
                        Greenwood Village, Colorado 80111

                        DISTRIBUTED BY MERIDIAN CLEARING CORP., MEMBER NASD

                        (C)2001 ICON Funds      11/29/01

     We are moving. Effective December 24, 2001 we will be at the address shown above. Until then, you can contact us at 12835 E. Arapahoe Road, Tower II, Penthouse, Englewood, Colorado 80112. Our telephone and fax numbers will remain the same.